UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

PACIRA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BETTER IS POSSIBLE.

2025 | Notice of Annual Meeting and Proxy Statement

Pacira BioSciences, Inc. (Nasdaq: PCRX) delivers innovative, non-opioid pain therapies to transform the lives of patients.
The company’s long-acting local analgesic, EXPAREL® (bupivacaine liposome injectable suspension) was commercially launched in the United States in 2012. EXPAREL utilizes the company’s proprietary multivesicular liposome (pMVL) drug delivery technology that encapsulates drugs without altering their molecular structure and releases them over a desired period of time.
In 2019, Pacira acquired iovera®º, a handheld cryoanalgesia device used to deliver precise, controlled doses of cold temperature only to targeted nerves, and in 2021, Pacira acquired ZILRETTA® (triamcinolone acetonide extended- release injectable suspension), the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.

2024 was a year of solid progress across the organization. We achieved record revenue of $701 million, executed significant clinical and regulatory developments, advanced our leadership in non-opioid pain therapies, and we see significant momentum for further value creation.
As part of our steadfast commitment to transform the lives of patients, we expanded clinician access to our safe and effective opioid-sparing products by securing NOPAIN Act reimbursement for EXPAREL and ioveraº and by facilitating coverage of EXPAREL through the introduction of its new product-specific J-code. We also won the FDA’s first-ever RMAT designation in osteoarthritis for our promising and potentially transformative candidate PCRX-201, enabling us to accelerate its development and pathway to market.
I believe our 5x30 strategy will create value for stockholders through two strategic imperatives: delivering growth in our commercial-based business and building an innovative pipeline. We’re already progressing on these initiatives with the acquisition of GQ Bio Therapeutics GmbH in February 2025. GQ Bio’s HCAd platform has generated encouraging clinical data with PCRX-201 and will further enhance our ability to address unmet patient needs.
I am inspired by the hard work of our highly committed team and am confident in our ability to capitalize on the opportunities in front of us as we grow and transform even more patients’ lives through the delivery of our trusted products.

FRANK D. LEE Chief Executive Officer

*
Included in net loss in 2024 was a $163.2 million goodwill impairment based upon an assessment that the fair value of goodwill was less than its carrying value.

**
Adjusted EBIDA is a non-GAAP financial measure. See “Appendix A—Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA” for the definition of Adjusted EBITDA and a reconciliation to the most directly comparable GAAP measure.

EXPAREL® (bupivacaine liposome injectable suspension) is an extended-release local anesthetic administered at the time of surgery to control pain and reduce or eliminate the use of opioids for acute postsurgical pain. EXPAREL turns off the body’s pain signals, numbing the area where surgery has occurred for several days following the procedure.
EXPAREL is the only non-opioid, single-dose, long-acting local analgesic approved for infiltration, field block, interscalene brachial plexus nerve block, sciatic nerve block in the popliteal fossa, and adductor canal block.

ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) is the first and only extended-release, intra-articular, corticosteroid injection indicated for the management of osteoarthritis knee pain.
ZILRETTA employs a proprietary microsphere technology combining triamcinolone acetonide—a commonly administered, immediate-release corticosteroid—with a poly lactic-co- glycolic acid matrix to provide extended pain relief.

The iovera®º system is a novel, FDA-approved non-opioid treatment that alleviates pain through a mechanism known as cryoanalgesia, which applies intensely focused cold therapy to a specific nerve to interrupt its ability to transmit a pain signal. Results can be felt immediately after ioveraº treatment with pain relief that can last three months, and in some cases longer, as the nerve regenerates over time.

FRANK D. LEE
Chief Executive Officer
To Our Stockholders,
2024 Accomplishments
We made considerable progress throughout 2024, which leaves us well-positioned for success in 2025 and beyond. We achieved record revenues of $701 million, the high end of our guided range. We secured separate Centers for Medicare & Medicaid Services (CMS) coverage and product-specific reimbursement codes for both EXPAREL and iovera. In the clinic, we reported compelling two-year data from our 72-patient Phase 1 study of PCRX-201, which also received the first ever Regenerative Medicine Advanced Therapy (RMAT) designation from the United States Food and Drug Administration (FDA) for a gene therapy product candidate. Importantly, we established a best-practice Commercial, Market Access, and Medical Powerhouse to drive topline growth.
We enter 2025 with a sharp focus on growth, operational excellence and a clear mission to deliver innovative, non-opioid pain therapies to transform the lives of patients. With a best-in-class commercial portfolio that is producing significant cash flow, we believe we are well equipped to extend our leadership in non-opioid pain management and transform Pacira into an innovative biopharmaceutical organization with a robust pipeline to support sustainable growth and enhanced value creation.
5x30 Strategy for Growth and Value Creation
In January 2025, we introduced our 5x30 path to becoming an innovative biopharmaceutical organization. We are confident that executing on this strategy will drive growth and value creation as a leader in musculoskeletal pain and adjacencies. The plan focuses on five key objectives that we intend to achieve by 2030:
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Patients: More than three million patients treated per year

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Product Revenue: Double-digit compounded annual growth rate

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Profitability: Five percentage point gross margin improvement over 2024

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Pipeline: Clinical pipeline expansion with five novel programs in development

•
Partnerships: Establish five partnerships including pipeline and commercial agreements

These objectives support two broad strategic priorities: accelerating growth in our strong commercial base business and advancing an innovative pipeline of potentially transformative assets, such as PCRX-201.
In conjunction with the objectives of our 5x30 strategy, the Board of Directors and management team will continue our disciplined approach to capital allocation. As part of this approach, we initiated a share repurchase plan in 2024, and we replaced this with a new and increased authorization of $300 million in April 2025, which is authorized through December 31, 2026.
We will continue to balance:
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Investing in our cash-generating base business as guided by ROI metrics;

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Supporting our development pipeline and innovative adjacencies; and

•
Applying a prudent approach to balance sheet management for the repayment of debt and return of capital to stockholders.

Maximizing Commercial Opportunities
As of January 1, 2025, the NOPAIN Act is in full effect, providing a reimbursement pathway for 18 million outpatient surgical procedures. Approximately six million of these procedures have CMS coverage and 12 million have commercial coverage.

Additionally, EXPAREL now has its own product-specific J-code with a reimbursement rate of the average selling price plus six percent. Securing this code was a particularly important milestone as it will expand patient access to best-practice opioid-sparing care. The J-code will streamline the reimbursement and billing process and is more likely to be recognized and covered by commercial payers.
Advancing an Innovative Pipeline
We are fully committed to becoming the therapeutic area leader in musculoskeletal pain and adjacencies. These are large markets significantly lacking innovation. Nearly one in four Americans are living with chronic pain and are seeking new interventions to address its underlying cause.
Our recently announced acquisition of GQ Bio directly aligns with our 5x30 strategy by adding an exciting, first-of-its-kind high-capacity adenovirus (HCAd) local-delivery platform for genetic medicines. This transaction also brings us a preclinical portfolio with disease-modifying potential in prevalent musculoskeletal diseases, as well as additional research and development talent.
PCRX-201 is the lead program from the HCAd platform, which we believe underscores the platform’s promise given PCRX-201’s encouraging data in osteoarthritis. Last year, we reported compelling results from a robust Phase 1 study of PCRX-201 in 72 patients with moderate to severe OA of the knee. A single intra-articular injection demonstrated unprecedented pain relief and durability across all levels of disease severity for at least two years.
Driving Growth and Creating Value
Looking ahead, we are excited to execute on our 5x30 strategy and believe we are well on our way to achieving a number of value-creating milestones as we maximize our commercial portfolio of three best-in-class opioid-sparing products and advance a pipeline of innovative pain relief solutions.
Thank you to everyone who contributed to Pacira’s success in 2024 and for your ongoing commitment to achieving our mission. I also greatly appreciate the continued support and encouragement of our loyal stockholders and partners. Together, we are continuing to make important strides for the benefit of millions of patients we serve who deserve better pain management solutions.
I look forward to the work ahead and to sharing more successes with you in the future.
All the best,
Chief Executive Officer

Laura Brege
Independent Board Chair
From the Chair of the Board
Dear Fellow Stockholders,
As a leader in the non-opioid pain management industry, we are proud to have delivered on another year of innovation to transform the lives of patients. Under Frank’s leadership, the management team completed a comprehensive portfolio review this year to launch our go-forward strategic plan in January 2025, the 5x30 plan, which we believe will accelerate our transition into an innovative biopharmaceutical and therapeutic area leader.
The recent refreshment of our executive team is a testament to the Board’s commitment to attracting best-in-industry talent to lead Pacira’s growth strategy, in conjunction with our ongoing succession planning process. In October 2024, we were pleased to welcome Shawn Cross as our new Chief Financial Officer. His more than 25 years of biotechnology and finance expertise has already supported Pacira in navigating our next phase of growth. We additionally welcomed Brendan Teehan as our new Chief Commercial Officer and Krys Corbett as Chief Business Officer in January 2025. Both executives are strengthening our business progression and initial execution of the 5x30 plan to grow our base commercial business and advance a robust pipeline.
As part of the Board’s ongoing refreshment, two independent directors, former Chair Paul Hastings and Andreas Wicki, retired in January 2025. We thank both Paul and Andreas for their invaluable contributions to the Board over the past two decades. Our Board is composed of highly qualified leaders who are committed to supporting Pacira’s mission and contribute expertise in skills critical to the oversight of Pacira’s execution of strategy, including R&D, M&A, human capital management, operations and finance. We are pleased to prioritize an active and ongoing refreshment process which has resulted in the appointment of four new independent directors in the past two years.
We appreciated the opportunity to engage with our stockholders and the Board continues to value open and transparent dialogue as we believe regular engagement allows us to better understand investor perspectives and viewpoints, ultimately enabling us to effectively shape our governance priorities and protect and represent our stockholders’ interests.
The Board remains confident in the strength of Pacira’s strategic priorities and the current leadership team’s ability to drive growth in markets of unmet need and to create value for all of our stakeholders.
On behalf of the entire Board of Directors, we thank you for your support.
Sincerely,
Independent Board Chair

VOTING MAP
1	Election of Directors	4	Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation
The board of directors and the Nominating, Governance and Sustainability Committee believe that the three nominees for election as a Class II director (Marcelo Bigal, Frank D. Lee, and Alethia Young) to serve until the 2028 annual meeting of stockholders possess the necessary qualifications, experience, and skills to serve as directors and help advance the long-term value creation interests of all stockholders.
Board Recommendation: FOR each
nominee
See page 16 for more information.

Stockholders are being provided the opportunity to vote on how often they believe the Company should hold an advisory vote to approve executive compensation in the future. The frequency options are to hold the advisory vote to approve executive compensation annually, every two years, or every three years. Our board of directors and People & Compensation Committee believes that an annual advisory vote on executive compensation is the most appropriate policy for our stockholders, which is consistent with our current practice.
   Board Recommendation: 1-YEAR
See page 96 for further information.

2	Ratification of the Appointment of KPMG LLP as Independent Auditors	5	Approval of our Amended and Restated 2011 Stock Incentive Plan
The board of directors and the Audit Committee believe that retaining KPMG LLP to serve as the Company’s Independent Registered Accounting Firm for the year ending December 31, 2025 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of KPMG LLP.
   Board Recommendation: FOR
See page 42 for more information.
3
Advisory Vote to Approve Executive
Compensation (“Say on Pay”)

The Company is seeking a non-binding advisory vote to approve the compensation of its Named Executive Officers as described in the “Compensation Discussion and Analysis” section beginning on page 51 and the Compensation Tables beginning on page 77.
   Board Recommendation: FOR
See page 50 for further information.

The board of directors and the People & Compensation Committee is seeking a vote to approve an amendment to the Company’s Amended and Restated 2011 Stock Incentive Plan to increase the number of shares of common stock authorized for grant by 2,500,000 newly reserved shares. This share request is intended to cover one year’s worth of shares needed to grant to employees to both attract and retain talent, as the People & Compensation Committee believes it to be prudent to request one year’s worth of shares before pursuing another request in 2026, rather than a larger amount of shares to last multiple years.
   Board Recommendation: FOR
See page 97 for further information.

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS OF PACIRA BIOSCIENCES INC.
When June 10, 2025 1:30 PM Eastern Daylight Time	Where In person: Pacira Offices 5 Sylvan Way, Suite 300 Parsippany, NJ 07054 Virtually: Live webcast online at www.cesonlineservices.com/pcrx25_vm
Record Date
Only stockholders of record at the close of business on April 17, 2025 are entitled to notice of, and to vote at, the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) or any adjournment thereof.

Items of Business		Board Recommendation	Page Reference
1	Election of three Class II directors to our board of directors to serve until the 2028 annual meeting of stockholders	FOR each nominee	16
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	42
3	Approval, on an advisory basis, of the compensation of our named executive officers	FOR	50
4	Advisory vote to approve the frequency of future advisory votes to approve the compensation of our named executive officers	1-YEAR	96
5	Approval of our Amended and Restated 2011 Stock Incentive Plan	FOR	97
	Transact any other business properly brought before the Annual Meeting

How to Vote
YOUR VOTE IS VERY IMPORTANT. Even if you plan to attend the Annual Meeting in-person or virtually, we encourage you to vote as soon as possible using one of the following methods. Have your Notice (as defined below), proxy card or voting instruction form with your control number and follow the instructions.

	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.cesvote.com	1-888-693-8683 (toll-free)	Scan the QR code	Return a properly executed proxy card
In-person or virtually at www.cesonlineservices.com/pcrx25_vm. We strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided in your Notice or proxy card, even if you plan to attend the Annual Meeting in-person or virtually.
Please note that in order to attend and vote at the Annual Meeting virtually, you must have pre-registered for the meeting no later than June 9, 2025 at 1:30 p.m., Eastern Daylight Time. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the Annual Meeting.

	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com	1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, trustee, or other nominee makes available
In person or virtually at www.cesonlineservices.com/pcrx25_vm. However, we strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided in your Notice or voting instruction form, even if you plan to attend the Annual Meeting in-person or virtually.
Since you are not a stockholder of record, you may not vote your shares at the Annual Meeting, whether you attend in-person or virtually, without obtaining a legal proxy from your broker, bank, trustee or other nominee or custodian. Please also note that in order to attend and vote at the Annual Meeting virtually, you must have pre-registered for the meeting no later than June 9, 2025 at 1:30 p.m., Eastern Daylight Time. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the Annual Meeting.

DEADLINE
To vote prior to the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Daylight Time on June 9, 2025, if you are a registered holder. If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee.

Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares promptly as instructed in the Notice, or by voting by telephone or over the Internet, following the instructions set forth on your Notice, proxy card or voting instruction form.
Attending and Participating in the Annual Meeting
The board of directors (the “board”) of Pacira BioSciences, Inc. (“Pacira,” the “Company,” the “company,” “our,” “we” or “us”) has directed that the Annual Meeting be held as a “hybrid meeting” which means that we will host the Annual Meeting at our offices located at 5 Sylvan Way, Suite 300, Parsippany, NJ 07054, and also enable remote participation, including voting, via the Internet at www.cesonlineservices.com/pcrx25_vm. Stockholders will be able to vote and pose questions regardless of how they may choose to attend the Annual Meeting, by following the instructions applicable to them provided in this proxy statement.
To attend the Annual Meeting virtually and have the ability to vote and/or submit a comment or question, you must pre-register no later than 1:30 p.m. Eastern Daylight Time on June 9, 2025 using the instructions described below. Additional information on how you can attend and participate in the Annual Meeting is set forth under “Information About the Annual Meeting and Voting” in this proxy statement.
We have provided you with this notice of the Annual Meeting and proxy statement because the board is soliciting your proxy to vote at the Annual Meeting. This proxy statement contains information about the items to be voted on at the Annual Meeting and information about Pacira. This proxy statement is first being provided to our stockholders on or about April 29, 2025. Your vote is extremely important no matter how many shares you own. We strongly encourage you to carefully review the proxy materials and vote your shares promptly, even if you plan to attend the Annual Meeting in-person or virtually. Please note that in order to attend the Annual Meeting virtually, you will need to pre-register by 1:30 p.m. Eastern Daylight Time, on June 9, 2025. For more information, please see the section “Information About the Annual Meeting and Voting” in this proxy statement on page 114.

You can find more information, including our nominees for director and details regarding our independent registered public accounting firm, executive compensation and the Amended and Restated 2011 Stock Incentive Plan in the attached proxy statement.
The list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders for any purpose germane to the Annual Meeting, upon request, for the 10 days prior to the Annual Meeting at our principal executive office, 2000 Sierra Point Parkway, Suite 900, Brisbane, California 94005.
Please read the enclosed information carefully before submitting your proxy.
By Order of the Board of Directors,
Chief Administrative Officer and Secretary
Pacira BioSciences, Inc.
2000 Sierra Point Parkway
Suite 900
Brisbane, California 94005
April 29, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2025
This proxy statement and our Annual Report to stockholders are available at www.viewourmaterial.com/pcrx
(registered holders) or www.proxyvote.com (beneficial owners)

The notice of the Annual Meeting, this proxy statement and our Annual Report on Form 10-K are available on our website at investor.pacira.com. The information that appears on or is accessible through our website is not part of, and is not incorporated by reference into, this proxy statement. You can also view these materials at www.viewourmaterial.com/pcrx (registered holders) or www.proxyvote.com (beneficial owners) by using the control number provided on your proxy card.

Pursuant to rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of these materials, lowers the costs of our Annual Meeting, and reduces the environmental impact of mailing printed copies.

Accordingly, on or about April 29, 2025, we first mailed to each of our stockholders, other than those who previously requested electronic or paper delivery, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including the notice of the Annual Meeting, this proxy statement and our Annual Report on Form 10-K, on the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and a proxy card or voting instruction form. If you received the Notice by mail or our proxy materials by e-mail, you will not receive a printed copy of the proxy materials unless you request one. If you received paper copies of our proxy materials, you may also view these materials on our website at www.viewourmaterial.com/pcrx (registered holders) or www.proxyvote.com (beneficial owners) by using the control number provided on your proxy card or voting instruction form.

1	2025 PROXY STATEMENT SUMMARY
2	About Pacira
4	Corporate Governance Highlights
4	Corporate Social Responsibility
8	Stockholder Engagement
9	Board of Directors Overview
13	Executive Compensation Highlights
15	CORPORATE GOVERNANCE AND BOARD MATTERS
16	Proposal 1—Election of Class II Directors
16	Board Composition
17	Nominees for Election
20	Directors Continuing in Office
26	Director Nomination Process
27	Board Amends Our Bylaws to Adopt a Majority Voting Standard in Uncontested Elections
27	Board Meeting Annual Schedule
28	Director Independence
28	Board Committees
31	Board and Committee Meetings Attendance
31	Director Attendance at Annual Meeting of Stockholders
31	Code of Business Conduct and Ethics
32	Corporate Governance Documents
32	Board Leadership Structure and Board’s Role in Risk Oversight
34	Risk Oversight Framework •NEW•
35	Insider Trading Policy •NEW•
35	Anti-Hedging and Anti-Pledging Policy
35	Communication with the Board
36	Related Person Transactions
38	Stockholder Rights
38	Director Compensation
40	Stock Ownership Guidelines
41	AUDIT MATTERS
42	Proposal 2—Ratification of the Appointment of Independent Auditors
42	Annual Evaluation and Appointment of KPMG LLP
43	Auditor Fees
43	Audit Committee Pre-Approval Policy and Procedures
44	Report of the Audit Committee
45	EXECUTIVE OFFICERS
49	EXECUTIVE COMPENSATION
50	Proposal 3—Advisory Vote to Approve Executive Compensation
51	Compensation Discussion and Analysis
76	People & Compensation Committee Report
77	Compensation Tables
87	Pay Versus Performance
94	Chief Executive Officer Pay Ratio
96	Proposal 4— Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Executive Compensation
97	Proposal 5—Approval of the Amended and Restated 2011 Stock Incentive Plan
110	STOCK OWNERSHIP INFORMATION
111	Principal Stockholders
114	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
127	ADDITIONAL INFORMATION
128	Householding
128	Stockholder Proposals
129	Other Matters
A-1	APPENDIX A—RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
B-1	APPENDIX B—PACIRA BIOSCIENCES, INC. AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN

FREQUENTLY REFERENCED INFORMATION
8	Stockholder Engagement
9	Board of Directors Overview
13	Executive Compensation Highlights
32	Board Leadership Structure and Board’s Role in Risk Oversight
58	2024 Say-on-Pay Vote
77	Compensation Tables
87	Pay Versus Performance

Forward-Looking Statements
This proxy statement includes estimates, projections, statements relating to our business plans, strategies, objectives and expected operating results that are “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this proxy statement. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “opportunity,” “plan,” “project,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by applicable law.

2025 PROXY STATEMENT SUMMARY

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

2025 PROXY STATEMENT SUMMARY
2025 Proxy Statement Summary
This proxy statement is furnished to stockholders of Pacira BioSciences, Inc. (“Pacira,” the “Company,”, the “company,” “our,” “we” or “us”) in connection with the solicitation by our board of directors (the “board”) of proxies to be voted at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Our proxy materials will first be made available to stockholders on or about April 29, 2025. This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting. We encourage you to participate in having your views reflected on the matters described in this proxy statement by voting as promptly as possible, even if you plan to attend the Annual Meeting in-person or virtually.
About Pacira
RECORD DATE	APRIL 17, 2025
RECORD DATE SHARES OUTSTANDING	46,290,830 SHARES
HEADQUARTERS	BRISBANE, CALIFORNIA
STOCK SYMBOL	PCRX
EXCHANGE	NASDAQ GLOBAL SELECT MARKET
TRANSFER AGENT	COMPUTERSHARE TRUST COMPANY, N.A.
OUR MISSION:
To deliver innovative, non-opioid pain therapies to transform the lives of patients.
GUIDING PRINCIPLES

Keep the patient at the center Pain is deeply personal, often overwhelming even the simplest daily tasks. Every decision we make is grounded in the needs and experiences of our patients.
Follow the science Science is the foundation upon which we build our innovations, ensuring safety, efficacy, and meaningful outcomes.
Treat our people well Our team is our strength. Fairness, respect, and equity are the cornerstones of our culture, creating a supportive environment where everyone can thrive.

2 | investor.pacira.com

2025 PROXY STATEMENT SUMMARY
VALUES

Every day, we are determined to achieve the extraordinary
We are bold enough to consistently do what others say cannot be done, and we have the collective vision to see a better day for patients, even on the hard days.
We are driven by the recognition that every day matters for a patient suffering in pain, and that our sense of urgency to deliver transformational therapies is critical to meaningfully impacting patients’ lives.
With each act—big or small—we strive for excellence.
We commit to tackling problems together. We commit to celebrating wins together. We commit to changing the world for pain patients together. Every day.

Integrity is the foundation of who we are
Scientific integrity, in particular, is central to how we intend to transform the lives of patients.
It means we have the courage to tackle the biggest patient problems, to do the required rigorous experiments, to embrace big science and to provide pain management solutions that represent a significant leap forward for patients.
Embodying integrity means we make the hard decisions; we transparently communicate; we operate in the best interest of the greater good—even when that means making unpopular or difficult choices.
It means we each play an integral role in cultivating an environment constructed around transparent communication, honesty, and accountability.
We do what we say we’re going to do. And we do the right thing even when no one is looking.

We respect diverse talent and the collective power of a unified team
Simply put, the combined contributions, experiences, and perspectives of our people are paramount toward achieving the extraordinary.
We believe in the value of a workplace that allows each of us—united by a common cause—to contribute at our best every day.
We treat each other fairly, equitably, and respectfully. We value courageous conversations just as much as we value curiosity.
We are deeply committed to the protection of a corporate environment where ideas are shared generously, and teamwork is paramount toward problem solving.

Putting our mission into action
An organization’s power comes from its purpose. For over a decade, ours has been addressing patients’ unmet pain management needs with a best-in-class portfolio of products. Our non-opioid solutions have created new opportunities to advance pain management in ways once thought impossible.
A bold commitment to transform pain care
We innovate and deliver transformative therapies that have changed the way pain is managed, and we continue to set our sights even higher to fuel long-term growth and lasting change. Our goal is to enhance quality of life, reduce healthcare burdens and lower the societal costs of pain and opioid overreliance.
How we do anything is how we do everything
Our ONEPacira culture is the fabric that unites our team’s passion for excellence and the patients we serve. Our guiding principles were developed in lockstep with our mission and are influential in every decision we make.
Transforming how the world treats pain
For too long, people have had to settle for pain therapies that were considered “good enough”. We, however, refuse to settle. Pacira is leading a new era in pain management through the delivery of innovative, non-opioid therapies to transform the lives of patients.

Pacira BioSciences, Inc. 2025 Proxy Statement | 3

2025 PROXY STATEMENT SUMMARY
Corporate Governance Highlights
Corporate Governance Best Practices

8 of our 9 directors are independent (with the exception of the chief executive officer), including all members of the Audit Committee, People & Compensation Committee, and Nominating, Governance and Sustainability Committee

Independent board chair
Strong track record of board refreshment, with four new independent directors appointed since October 2023
Annual director self-evaluation and committee assessment to ensure board effectiveness
Annual review of skills, experience, and contributions of directors
Directors have full access to management and employees
No overboarding
Majority voting in uncontested elections
No slate voting—our directors are individually elected
Board and committees may hire advisors independently of management
Regular executive sessions of independent directors without management present
Robust risk oversight
Code of Business Conduct and Ethics
Active, annual, director-led stockholder engagement program

Corporate Social Responsibility
Putting our people first
As Pacira works to transform the lives of patients, we maintain the highest standards of responsible business practices and safe pain management across our innovation pipeline and operations. We ensure patient safety by beginning from within, where we strive to create a safe and collaborative working environment for our talented team members to thrive and better deliver for our stakeholders. We are proud to offer a comprehensive range of benefits and tools designed to support the wellbeing of our people and their families.
We invest in our future leaders by cultivating their growth and development as we work to effectively attract, retain and develop our world-class talent, equipping them with the necessary skills needed to advance within the organization.
We offer all of our employees critical skills training in live and virtual settings, along with online courses available through our learning platform. These programs include management skills training for people managers, as well as project management and communications training.
Pacira is committed to cultivating a culture of inclusion, where all feel welcome and valued for their backgrounds, perspectives, and experiences. To stay connected with our employees, we deploy numerous feedback mechanisms throughout their tenure with the organization to shape our organizational culture and to inform our people strategy.
Additional Information
Learn more about our corporate social responsibility efforts and annual Corporate Sustainability Report on the investor relations tab of our website at www.pacira.com/sustainability. The information that appears on or is accessible through our website is not part of, and is not incorporated by reference into, this proxy statement.

4 | investor.pacira.com

2025 PROXY STATEMENT SUMMARY
PATIENT EDUCATION ABOUT OPIOIDS
Branded and Corporate Efforts
Through our branded and corporate initiatives, we engage with patients across a variety of mediums. This includes our social media channels, media collaborations with healthcare professionals to disseminate success stories regarding Pacira’s non-opioid pain therapies, and patient testimonials that allow individuals to share their experiences following the use of Pacira’s products.
EXPAREL Patient Council
In 2025, we introduced the EXPAREL Patient Council and Ambassador Program. This initiative aims to raise awareness for EXPAREL, encourage patients to discuss their postsurgical pain management options and experience with EXPAREL and place patients (and their insights and stories) at the center of our go-to-market strategy. Our Patient Council Members are the heart of our initiative, driving our mission forward. These passionate individuals, who have experienced the positive impacts of EXPAREL, are dedicated to sharing their stories to spread awareness of the benefits of recovery with EXPAREL.
They will ensure that patient voices and experiences remain core to our efforts. In addition to our Patient Council Members, our program includes Ambassadors who are individuals that have experienced EXPAREL or are considering surgery. Our Ambassadors will provide valuable feedback, share insights about their own patient experience, and share their stories, helping us connect with a wider audience and deepen our understanding of patient needs. Through the EXPAREL Patient Council and Ambassador Program, we aim to empower patients, foster a community of informed decision-makers, and drive meaningful change in pain management.
Spotlighting the Surgical Gateway
We were the first company to highlight the connection between surgery and opioid overprescription. We launched several national campaigns designed to raise public awareness about the risks of opioids and highlight the availability of and expanded access to non-opioid options for postsurgical pain. This included producing Gateway, an award-winning documentary that reveals how postsurgical opioid use can inadvertently lead to addiction, emphasizing the need for safer alternatives.
OPIOID REDUCTION MISSION
Overreliance on opioids in the postsurgical setting has caused a rapid deluge of opioid misuse, abuse, and addiction. Opioid addiction in the U.S. has reached epidemic proportions, with the U.S. Centers for Disease Control and Prevention (CDC) reporting that over 87,000 Americans died from a drug overdose in the 12-month period ending September 2024. While this is a 24% decline from the previous 12-month period, overdose remains the leading cause of death among Americans aged 18-44.
A recent meta- analysis of 33 studies and nearly two million patients who underwent various procedures showed that across a variety of surgical procedures, 7% of patients continued to fill opioid prescriptions more than three months after surgery. The highest rates were observed in orthopedic procedures. Studies have also shown that misuse of prescription opioids is a primary predictor of heroin usage and that 4% to 6% of those who misuse prescription opioids transition to heroin use.
A “What to Expect After Surgery” survey found that nearly 97% of women say they are responsible for or influence health care decisions with 93% being the primary decision makers when it comes to activities such as planning surgeries, scheduling medical appointments and refilling prescriptions.
Additionally, 94% of healthcare providers believe that non-opioid pain management options can positively impact recovery and the ability to return to normal activities.

Pacira BioSciences, Inc. 2025 Proxy Statement | 5

2025 PROXY STATEMENT SUMMARY
Changing the Trajectory of the Opioid Epidemic
For too long, opioids have been the default solution to postsurgical and chronic pain. Addressing the opioid epidemic starts with understanding pain, the gateway to opioid use and moving to reimagine pain relief. The opioid epidemic has roots in postsurgical overprescription, with leftover medications often leading to misuse and addiction. Reducing the need for opioid use after surgery can significantly lower the risk of new opioid use disorders and prevent unused prescriptions from posing a danger to families and communities.
Advocating for Non-Opioid Access in the U.S.
We believe everyone deserves access to safe pain management options. That’s why we proudly provided the seed funding to help establish Voices for Non-Opioid Choices, a nonpartisan coalition of more than 130 organizations dedicated to preventing opioid addiction before it starts. Voices for Non-Opioid Choices is now the leading advocacy group on Capitol Hill for reimbursement policy reform, driving legislative changes to expand patient access to non-opioid options, including the recently passed Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act.
The risks of dependency have created additional barriers, as fear of pain and addiction often deters people from pursuing necessary, life-changing surgeries. For those with chronic pain, the cycle of opioid reliance brings its own set of challenges, highlighting the urgent need for safer, sustainable approaches to pain relief. Ending opioid reliance requires education, advocacy and patient empowerment.
NFL Alumni Association
In 2022, we launched a partnership with the NFL Alumni Association (NFLA) to increase awareness of the availability and benefits of non-opioid options to manage acute and chronic pain, including postsurgical pain and knee osteoarthritis. The program seeks to educate retired players, NFLA chapter presidents and staff, youth sports organizations including Play 60, Pop Warner, and the Amateur Athletic Union (AAU) about the importance of non-opioid pain management options that can reduce or eliminate the need for opioids, which can be associated with unwanted and potentially severe side effects. The partnership includes educational opportunities at NFLA state and local chapter events, as well as national tournaments throughout the year including the Super Bowl, Pro Bowl, Super Bowl of Golf, the Red, White, & Blue Celebrity Golf Classic, and the NFLA Super Bowl Pro-Am.
LPGA
In 2023, we announced a multi-year sponsorship with the Ladies Professional Golf Association (LPGA) to make iovera° its official non-opioid pain management partner. The sponsorship aims to draw attention to the role non-opioid pain management options can play in curbing the U.S. opioid epidemic. As part of this sponsorship, we have hosted initiatives at various LPGA tournaments and Women’s Leadership lunches to drive awareness and education on the availability of non-opioid pain therapies.
The Next Frontier: BBC Story Works
In 2024, we partnered with BBC Story Works to collaborate on a short film for The Next Frontier series, showcasing the transformative impact of Pacira’s non-opioid innovations on pain management and patients’ lives. The film, which launches in 2025, will be syndicated to BBC Story Works and align with Pacira’s mission to enhance recovery experiences. The film highlights a lifelong athlete and tennis coach who faced debilitating knee pain and difficult recoveries following multiple surgeries. With the advocacy of his wife, a healthcare professional and Pacira employee, he was able to access non-opioid pain therapies that transformed his recovery—allowing him to return to his active lifestyle without reliance on opioids.

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2025 PROXY STATEMENT SUMMARY
CHRONIC PAIN
Pacira is driving innovation in chronic pain beginning with musculoskeletal pain and adjacencies
THE PROBLEM

Chronic pain: A public health crisis affecting nearly 1 in 4 Americans Chronic pain breakthroughs have trailed behind advances in other medical fields, creating urgent unmet patient needs
WHY IT MATTERS

Innovation is critical for treating chronic pain—Pacira is leading the way
We are advancing novel treatments for the underlying cause of chronic pain using a targeted molecular approach to alleviate multiple patient stressors—difficulty working, exercising, socializing, sleeping, loneliness, depression

THE SOLUTION

Understanding pain at the molecular level is essential to advancing patient care
Our novel high-capacity adenovirus (HCAd) platform enables locally-administered genetic medicines to boost cellular production of therapeutic proteins and to mimic the body’s natural response to disease
New product development focusing on validated mechanisms of action in need of delivery, safety or durability enhancements

THE BENEFITS

Precise, targeted treatments have transformative potential in treating pain
Targeted, disease-modifying treatments with safe and durable efficacy would be clinically and economically meaningful to patients and the healthcare system
Pacira is at the forefront of this shift with a long history of leadership in best-in-class, locally administered, and long-acting opioid-sparing pain management

Pacira BioSciences, Inc. 2025 Proxy Statement | 7

2025 PROXY STATEMENT SUMMARY
Stockholder Engagement
Throughout the year, we encourage our stockholders to communicate the matters most important to them. We also regularly provide stockholders and the general public with updates and other relevant information through our Investor Relations page on our corporate website under the “Investors” section of our website, which is located at www.pacira.com.
Key themes of our stockholder engagement in 2024 included our business strategy, corporate governance and our board refreshment, our new management team and CEO, our capital allocation strategy (including advancing our pipeline, refinancing our debt, and the implementation of a stock repurchase program), as well as our intellectual property and exclusivity runway.
We also hold quarterly conference calls during which management hosts a question-and-answer session following a set of prepared remarks, and frequently participate in industry and financial conferences.
See “Communication with the Board” on page 35 for more information on how to provide us with feedback.
Since our annual meeting in 2024, we have contacted stockholders representing over 90% of our weighted average common stock outstanding
5x30 Path to Growth and Value Creation

The company intends to achieve the following five objectives by 2030 (“5x30”):
•
Patients:   More than three million patients treated per year

•
Product revenue:   Double-digit compounded annual growth rate

•
Profitability:   Five percentage point gross margin improvement over 2024

•
Pipeline:   Clinical pipeline expansion with five novel programs in development

•
Partnerships:   Establishing five partnerships including pipeline and commercial agreements

8 | investor.pacira.com

2025 PROXY STATEMENT SUMMARY
Board of Directors Overview
The following tables provide summary information about our director nominees. The board unanimously recommends that you vote “FOR” each of the three Class II director nominees recommended by our board (Alethia Young, Frank D. Lee, and Marcelo Bigal).
Director Nominee and Principal Occupation	Age	Director Since	Independent	Other Current Public Company Boards	Committee Membership
					Audit	People & Compensation	Nominating, Governance & Sustainability	Science & Technology
Marcelo Bigal, MD, PhD ♦ ▲ President and Chief Executive Officer, Ventus Therapeutics, Inc. Class II	55	2023		0
Laura Brege (1) * Senior Advisor to BridgeBio Pharma, Inc.; and former Chief Executive Officer, Nodality, Inc. Class I	67	2011		3
Abraham Ceesay ▲ Chief Executive Officer, Rapport Therapeutics, Inc. Class III	47	2023		1
Christopher Christie Managing Member, Christie 55 Solutions, LLC; and former Governor of the State of New Jersey Class III	62	2019		0
Mark I. Froimson, MD Principal, Riverside Health Advisors Class I	64	2017		1
Mark Kronenfeld, MD Chairman of Anesthesiology, Maimonides Medical Center Class III	70	2013		1
Frank D. Lee ♦ ▲ Chief Executive Officer, Pacira BioSciences, Inc. Class II	57	2024		1
Michael Yang ▲ Strategic Advisor to early- stage biotech companies and Former Chief Executive Officer, ViaCyte, Inc. Class I	63	2023		1
Alethia Young ♦ ▲ Chief Financial Officer, Bicycle Therapeutics, Inc. Class II	46	2023		1	F
Meetings in 2024		Board―12			8	6	4	3
*	Independent Chair of the board	Committee Chair	Committee Member	F	Audit Committee Financial Expert

♦
Class II Director Nominee

▲
Racially / Ethnically Diverse

(1)
Ms. Brege was appointed Independent Chair of the board on January 28, 2025.

Pacira BioSciences, Inc. 2025 Proxy Statement | 9

2025 PROXY STATEMENT SUMMARY
BOARD ATTRIBUTES
Board Independence, Diversity, Tenure and Age as of April 17, 2025
The following charts reflect the makeup of our board as of April 17, 2025:

10 | investor.pacira.com

2025 PROXY STATEMENT SUMMARY
DIRECTOR SKILLS AND EXPERIENCE MATRIX
The matrix below displays the top five areas of the skills and experience of each of our directors and director nominees. The absence of a check mark below is not an indication that the director does not possess that skill or experience, instead these are the skills and experience attributes most considered by the Nominating, Governance and Sustainability Committee and the board in making nomination decisions and as part of the board succession planning process. We believe that our directors should represent a broad range of qualifications, skills, and experience in areas relevant to the oversight of the Company. Some of these critical skills are summarized below.
Directors
Director Skills and Experience	Bigal	Brege	Ceesay	Christie	Froimson	Kronenfeld	Lee	Yang	Young
Academia
Accounting & Finance
Business Development / M&A
Cybersecurity & Information Technology
Government, Public Policy & Regulatory Affairs
Human Capital Management
Industry Experience
Operations, Manufacturing & Supply Chain
Corporate Governance / Public Board Service
Research & Development
Scientific, Medical & Pharmacy
Senior Leadership

Pacira BioSciences, Inc. 2025 Proxy Statement | 11

2025 PROXY STATEMENT SUMMARY

Academia: Significant professional experience or faculty leadership role at an academic institution related to a field of relevance to Pacira’s business.

Accounting & Finance:
Comprehensive understanding of complex financial controls, financial reporting, as well as accounting principles and audit processes, including related risks and compliance matters relevant to Pacira’s business operations.

Business Development / M&A:
Proven track record or experience overseeing successful M&A transactions that drove positive business growth, stockholder value or advanced an organization’s long-term business strategy.

Cybersecurity & Information Technology:
Experience overseeing potential risks and opportunities associated with rapidly developing technological landscape, including cybersecurity threats, information technology adoption or management of new technologies.

Government, Public Policy, Regulatory Affairs:
Experience in effective leadership or management over complex government relationships or regulatory affairs, including as it relates to evolving public policy that may impact Pacira’s business operations, risks or opportunities.

Human Capital Management:
Specialized expertise in execution of human capital or talent management strategies, initiatives or operations, including as it relates to organization-wide employee attraction, development and retention, as well as succession planning and corporate culture.

Industry Experience: Significant experience or in-depth understanding of Pacira’s industry, including pain management, drug development, biopharmaceutical or musculoskeletal pain and adjacent areas.

Operations, Manufacturing / Supply Chain:
Knowledge of relevant operational practices and risks associated with successful large-scale manufacturing and supply chain management over multiple product lines.

Corporate Governance / Public Board Service:
Directors with previous experience serving on a public company board and/or demonstrated experience in corporate governance, including legal counsel roles or oversight roles for public companies.

Research & Development: Extensive professional experience in the scientific research or development of drugs or treatments in the medical or pain management space.

Scientific, Medical & Pharmacy:
Previous leadership or substantial experience in the scientific, medical and/or pharmacy industry, including as it relates to supporting drug development at all stages of its lifecycle from research to go-to-market commercialization.

Senior Leadership: Current or former executive roles at public companies or organizations of a similar size to Pacira.

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2025 PROXY STATEMENT SUMMARY
Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and we also believe that our compensation programs and policies reflect a pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders.
COMPENSATION POLICIES AND PRACTICES
Things We Do
Independent People & Compensation Committee that approves all compensation for our named executive officers
Independent compensation consultant whose independence is reviewed annually by the People & Compensation Committee
Annual Say-on-Pay vote
“Double trigger” change of control benefits
Annual risk assessment of compensation programs
Stock ownership guidelines for executives and directors
Pay-for-performance philosophy
Emphasis on at-risk and long-term compensation components to further align executives with the interests of stockholders
Active, annual, director-led stockholder engagement program
Clawback policy applicable to incentive-based compensation awards for our executive officers.
Things We Don’t Do
No excise tax gross-ups in the event of a change of control
No pensions or any other enhanced benefit programs beyond those typically available to all employees
Limited perquisites
No hedging or pledging of company stock
No stock option repricing without stockholder approval
No discounted stock option grants
No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards
No “single trigger” change of control benefits.

CONSIDERATION OF SAY-ON-PAY ADVISORY VOTE

•
The People & Compensation Committee believes that our recent say-on-pay votes affirm our stockholders’ support of our approach to executive compensation.

•
After considering approval at 90% in 2024, and following our annual review of our executive compensation philosophy, the People & Compensation Committee decided to retain our overall approach to executive compensation.

•
The People & Compensation Committee will continue to consider the outcome of our say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

Pacira BioSciences, Inc. 2025 Proxy Statement | 13

2025 PROXY STATEMENT SUMMARY
2024 COMPENSATION HIGHLIGHTS
•
To better ensure alignment with stockholders and in response to stockholder feedback, the Company updated its cash compensation philosophy (base salary and target total cash compensation) to target the competitive 50th percentile. In the past, the Company’s cash compensation philosophy was targeted at the midpoint of the 50th and 75th percentiles. Equity awards continued to be targeted at the competitive 50th percentile, and our total long-term incentive opportunity is targeted between the 50th and 75th percentiles including our cash long-term incentive plan (the “cash LTIP”).

•
The market reference points noted above guide our pay decisions in combination with multiple other factors. The actual positioning of compensation relative to targeted benchmarks is influenced by performance, tenure, organizational criticality, and internal equity. Long-term incentive compensation is achieved with a mix of the cash LTIP and longer-term equity awards.

•
Target awards for our cash LTIP were equal to our named executive officers’ annual incentive bonus targets as of the beginning of the performance year. For 2024, the cash LTIP was achieved at 85.0% of target based on the achievement of net revenue and Adjusted EBITDA (as defined herein) goals relative to pre-established performance goals.

•
In connection with his January 2024 hire, our chief executive officer (CEO), Frank D. Lee, received an equity award that was awarded approximately 75% in stock options and 25% in restricted stock units (RSUs), as did Shawn Cross, our chief financial officer (CFO), in connection with his October 2024 hire. The board selected this equity mix in accordance with standard practices for new hires to align with our objective of maximizing stockholder value.

•
For our other named executive officers, the 2024 equity grant was awarded 100% in RSUs to address potential retention concerns during a time of significant changes in the Company’s business, combined with a lack of retentive value from prior stock option awards at such time.

2024 Equity Grant Mix
Total Target Compensation Mix
These charts represent the target values granted to our CEO, Frank D. Lee and the average of our other named executive officers in 2024 (excluding David Stack, our former CEO and Chairman and Charles A. Reinhart, III, our former CFO, who were known to be departing the organization, and Lauren Riker, who was our interim CFO for approximately three weeks). To incentivize them to accept their offers of employment with the Company in the context of a highly competitive market, Messrs. Lee and Cross received larger equity grants in connection with their hirings than would be targeted for them in subsequent years. These targeted values also exclude special retention grants made to Kristen Williams and Daryl Gaugler and a grant to Jonathan Slonin of stock options and RSUs in connection with his promotion to Chief Medical Officer. Actual amounts earned can be found in “Compensation Discussion and Analysis” beginning on page 51.

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Corporate Governance and Board Matters

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

Corporate Governance and Board Matters
Corporate Governance and Board Matters
PROPOSAL 1:
Election of Class II Directors
The board unanimously recommends voting FOR the election of each of the board’s Class II director nominees: Marcelo Bigal, Frank D. Lee, and Alethia Young.
Board Composition
Our board currently consists of nine members. Our directors hold office until their successors have been duly elected and qualified or until the earlier of their resignation or removal.
In accordance with the terms of our amended and restated certificate of incorporation (as amended to date, our “Certificate of Incorporation”) and our third amended and restated bylaws (our “Bylaws”), our board is divided into three classes: Class I, Class II, and Class III, with each class serving staggered three-year terms. Each class is required to consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
The current members of the classes are divided as follows:
CLASS I	CLASS II	CLASS III
Terms Expiring at the Annual Meeting in 2027	Terms Expiring at the Annual Meeting in 2025	Terms Expiring at the Annual Meeting in 2026
• Laura Brege • Mark Froimson • Michael Yang	• Marcelo Bigal • Frank Lee(1) • Alethia Young	• Abraham Ceesay • Christopher Christie • Mark Kronenfeld(1)

(1)
In connection with the resignations of Paul J. Hastings and Andreas Wicki from the board on January 28, 2025, the board, upon recommendation of the Nominating, Governance and Sustainability Committee, reclassified Frank Lee from Class III (with a term expiring at the 2026 annual meeting of stockholders) to Class II (with a term expiring at the Annual Meeting) and Mark Kronenfeld from Class I (with a term expiring at the 2027 annual meeting of stockholders) to Class III (with a term expiring at the 2026 annual meeting of stockholders) in order to reclassify the members of the board into three classes consisting of, as nearly as may be possible, one-third of the total number of directors constituting the entire board.

The current authorized number of directors is nine. Our Certificate of Incorporation and our Bylaws provide that the authorized number of directors may be changed only by resolution of the board. Our Certificate of Incorporation and Bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board, including a vacancy resulting from an enlargement of our board, may be filled only by vote of a majority of our directors then in office.
The nominees proposed by our board have consented to serve as directors of Pacira if elected. However, if any of the nominees proposed by our board becomes unavailable to serve before the Annual Meeting, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our board.

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Corporate Governance and Board Matters
Nominees for Election
CLASS II DIRECTOR NOMINEES RECOMMENDED BY THE BOARD AND STANDING FOR ELECTION
Biographical information for our directors who were nominated by the board upon the recommendation of our Nominating, Governance and Sustainability Committee for re-election at the Annual Meeting is set forth below.

AGE: 55
COMMITTEES
•
Science and Technology, Chair

OTHER DIRECTORSHIPS
•
Santa Ana Bio
(since 2023)

•
Ventus Therapeutics
(since 2019)

•
Coda Biotherapeutics
(2019-2022)

SKILLS AND EXPERIENCE
•
Government, Public Policy & Regulatory Affairs

•
Industry Experience

•
Research & Development

•
Scientific, Medical & Pharmacy

•
Senior Leadership

MARCELO BIGAL, M.D., Ph.D.	INDEPENDENT DIRECTOR since October 2023

KEY EXPERIENCE AND QUALIFICATIONS
Dr. Bigal is a leader in the pharmaceutical R&D space, contributing over 20 years of medical affairs expertise to board discussions on the risks and opportunities associated with the Company’s research and development growth strategy.
•
As a seasoned executive and senior leader at several public and private biotechnology companies has overseen the full pipeline development—from early to late-stage clinical trials—of multiple treatments and therapies in pain management, immunology, inflammation and neurology.

•
Brings proven commercialization oversight of globally-reaching pain management medicines and therapies, including treatments approved in the U.S., Canada and EU, such as fremanezumab (Ajovy) and deutetrabenazine (Austedo).

•
Established track record of R&D program success from leading research teams of over 600 employees and publishing over 330 peer-reviewed papers. He has also been recognized by the American Academy of Neurology with the Harold G. Wolff Award for excellence in research.

BACKGROUND AND CAREER HIGHLIGHTS:
Ventus Therapeutics, a clinical-stage biopharmaceutical company
•
President and CEO (since 2019)

Versant Ventures, a healthcare venture capital firm
•
Venture Partner (2019-2023)

Purdue Pharma, a pharmaceutical company
•
Chief Medical Officer and SVP (2018-2019)

Teva Pharmaceutical Industries (NYSE: TEVA), a global pharmaceutical company
•
Head of Specialty R&D and Chief Scientific Officer (2017-2018)

•
Chief Medical Officer and Head of Global Specialty Clinical Development (2017)

•
Numerous management positions of increasing responsibility (2014-2017)

Labrys Biologics, a biotechnology company (acquired by Teva Pharmaceuticals)
•
Chief Medical Officer (2013-2014)

Merck (NSYE: MRK), a global healthcare company
•
Head of Investigator Study Program, Scientific Engagement and Education (2010-2013)

•
Global Director of Scientific Affairs, Neurology and Psychiatry (2007-2010)

EDUCATION:
•
M.D., University of São Paulo

•
Ph.D., University of São Paulo

Pacira BioSciences, Inc. 2025 Proxy Statement | 17

Corporate Governance and Board Matters

AGE: 57
PUBLIC COMPANY BOARDS
•
Bausch Health Companies
(since 2024)

•
Bolt Biotherapeutics
(2021-2024)

•
Forma Therapeutics
(2019-2022)

OTHER DIRECTORSHIPS
•
Therini Bio
(2023-2024)

•
Catamaran Bio
(2022-2024)

SKILLS AND EXPERIENCE
•
Business Development / M&A

•
Human Capital Management

•
Industry Experience

•
Operations, Manufacturing & Supply Chain

•
Senior Leadership

FRANK D. LEE	CHIEF EXECUTIVE OFFICER since January 2024

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Lee brings nearly three decades of global experience and a strong track record of product development and commercial success across both small biotech and large pharmaceutical organizations. His focus on patient outcomes has driven revenue growth and success in scaling blockbuster therapies at several world-renowned pharmaceutical companies. As CEO, Mr. Lee provides the board with a critical perspective on the Company’s portfolio and growth strategy.
•
During tenure at Forma, transformed the organization from an early-stage drug discovery company into one focused on the clinical development of lead assets in rare hematologic disorders and cancer, ultimately positioning it for a $1.1 billion acquisition by Novo Nordisk.

•
At Genentech, was responsible for driving the global development and commercialization strategy for the late-stage portfolio, and for global portfolio product sales of $11 billion.

•
Formerly responsible for U.S. P&L for Herceptin®, Perjeta® and Kadcyla®, driving revenues over $4 billion and launching the first HER2 neoadjuvant indication for early HER2 breast cancer patients, advancing personalized medicine for patients and establishing new treatment options.

BACKGROUND AND CAREER HIGHLIGHTS:
Pacira BioSciences (Nasdaq: PCRX)
•
CEO (since 2024)

Forma Therapeutics (Nasdaq: FMTX), a clinical-stage biopharmaceutical company focused on rare hematologic diseases and cancers
•
CEO (2019-2022, when acquired by Novo Nordisk A/S)

Genentech (a member of the Roche Group), a biotechnology company (2006-2019)
•
SVP, Global Product Strategy, Immunology, Ophthalmology and Infectious Diseases (2016-2019)

•
Roles of increasing seniority and scope including VP HER2 Franchise and VP Oral Oncolytics Franchise (2006-2016)

Novartis AG (NYSE: NVS), a pharmaceutical R&D and drug development company
•
Executive Director, Marketing (2003-2006)

Johnson & Johnson (NYSE: JNJ), a global pharmaceutical healthcare company (1996- 2003)
•
Roles of increasing scope and responsibility in sales, marketing, Business Development and Product Strategy.

Eli Lilly & Co. (NYSE: LLY), a multi-national pharmaceutical company
•
Project Management & Process Automation Engineer (1989-1994)

EDUCATION:
•
B.S., Vanderbilt University

•
MBA, The Wharton School of Business, University of Pennsylvania

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Corporate Governance and Board Matters

AGE: 46
COMMITTEES
•
Audit, Chair

PUBLIC COMPANY BOARDS
•
PTC Therapeutics
(since 2022)

SKILLS AND EXPERIENCE
•
Accounting & Finance

•
Business Development / M&A

•
Human Capital Management

•
Industry Experience

•
Other Public Boards & Governance

ALETHIA YOUNG	INDEPENDENT DIRECTOR since October 2023

KEY EXPERIENCE AND QUALIFICATIONS
Ms. Young brings 25 years of financial expertise in the healthcare and biopharmaceutical industry. As an established corporate finance leader, she provides critical oversight in areas such as financial reporting, internal controls, risk management and regulatory compliance.
•
Developed deep expertise in the biopharma industry through nearly two decades of leading equity research teams at global financial institution and asset management firms.

•
Contributes extensive insights into market and industry trends, the competitive market environment and institutional investor perspective when assessing investment opportunities and strategic growth initiatives.

•
Senior financial leadership experience in investor relations, corporate communications and corporate strategy, supporting the advancement of numerous drug treatments at various stages of the clinical development pipeline.

•
Proven track record of raising capital as CFO of Bicycle Therapeutics and possesses experience in corporate restructurings as she led the reverse merger process for Graphite Bio during 2023.

BACKGROUND AND CAREER HIGHLIGHTS:
Bicycle Therapeutics (Nasdaq: BCYC), a clinical-stage biopharmaceutical company
•
CFO (since 2023)

Graphite Bio, a clinical-stage gene editing company
•
CFO (2022-2023)

Cantor Fitzgerald, a leading global financial services firm
•
Senior Biotech Analyst and Head of Healthcare Research (2018-2022)

Credit Suisse, Deutsche Bank, Marwood Group and J.P. Morgan, leading global financial service firms
•
Various biotech and healthcare-focused advisory and analyst positions (2000-2018)

EDUCATION:
•
B.A., Duke University

Pacira BioSciences, Inc. 2025 Proxy Statement | 19

Corporate Governance and Board Matters
Directors Continuing in Office
Biographical information for our directors continuing in office is set forth below.
CLASS III DIRECTORS, WITH TERMS EXPIRING AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS

AGE: 47
COMMITTEES
•
Audit

•
People & Compensation

PUBLIC COMPANY BOARDS
•
Rapport Therapeutics
(since 2023)

OTHER DIRECTORSHIPS
•
Life Science Cares
(since 2020)

SKILLS AND EXPERIENCE
•
Business Development / M&A

•
Human Capital Management

•
Industry Experience

•
Operations, Manufacturing & Supply Chain

•
Research & Development

ABRAHAM CEESAY	INDEPENDENT DIRECTOR since October 2023

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Ceesay brings nearly two decades of senior leadership expertise in launching and driving growth of innovative therapeutic products, with a strong track record of leading global commercial teams and development-focused organizations.
•
As CEO of Tiburio Therapeutics, built a fully integrated company and successfully managed the regulatory landscape, driving the investigational new drug enablement for a rare neuroendocrine health condition.

•
Proven track record in developing and overseeing successful commercial drug launches, including products such as Linzess®, Auryxia® and Renvela®.

•
Biopharmaceutical company leadership provides a deep understanding of strategies for realizing operational efficiencies, building high-performing teams, and identifying value creation opportunities, driving successful outcomes for both patients and the business.

BACKGROUND AND CAREER HIGHLIGHTS:
Rapport Therapeutics, Inc. (Nasdaq: RAPP), a neurological disorder-focused pharmaceutical company
•
President and CEO (since 2023)

Cerevel Therapeutics (formerly Nasdaq: CERE), a biopharmaceutical company focused on the central nervous system
•
President (2021-2023)

Tiburio Therapeutics, a clinical stage biopharmaceutical company
•
CEO (2019-2021)

scPharmaceuticals (Nasdaq: SCPH), a pharmaceutical company
•
COO (2016-2018)

Keryx Biopharmaceuticals (formerly Nasdaq: KERX), a biopharmaceutical company
•
Head of Commercial Sales, Marketing and Operations (2014-2016)

Ironwood Pharmaceuticals (Nasdaq: IRWD), a leading gastrointestinal healthcare company
•
VP, Marketing (2010-2014)

Sanofi (formerly Genzyme Corporation), a biotechnology company focused on rare diseases
•
Roles of increasing responsibility (2002- 2010)

EDUCATION:
•
B.S., Ithaca College

•
MBA, Suffolk University

20 | investor.pacira.com

Corporate Governance and Board Matters

AGE: 62
COMMITTEES
•
Nominating, Governance and Sustainability

OTHER DIRECTORSHIPS
•
New York Mets
(since 2021)

•
Tenneco
(since 2024)

SKILLS AND EXPERIENCE
•
Government, Public Policy & Regulatory Affairs

•
Human Capital Management

•
Industry Experience

•
Senior Leadership

CHRISTOPHER CHRISTIE	INDEPENDENT DIRECTOR since September 2019

KEY EXPERIENCE AND QUALIFICATIONS
Governor Christie contributes extensive expertise in regulatory affairs, public policy and government relations to the board, including as it relates to drug development risk oversight.
•
As a public thought leader on combating the opioid crisis and former Chair of the U.S. Opioid and Drug Abuse Commission, offers deep insights into pressing public health issues and key stakeholders, particularly in the areas of alternative pain management treatments.

•
Expertise in public health policy provides invaluable perspective in shaping the Company’s strategy around healthcare reforms, pricing policies and improving patient access to treatment.

•
As a current public policy consultant, advises businesses on a wide range of complex, strategic regulatory challenges at the state, federal and international levels.

BACKGROUND AND CAREER HIGHLIGHTS:
Christie 55 Solutions, a government and public policy consulting firm
•
Managing Member (since 2018)

Yale University
•
Senior Fellow, Jackson School of Global Affairs (since 2024)

Governor of New Jersey (2010-2018)
U.S. Opioid and Drug Abuse Commission, Chair (2017)
United States Attorney of the State of New Jersey (2002-2008)
EDUCATION:
•
B.A., University of Delaware

•
JD, Seton Hall University School of Law

Pacira BioSciences, Inc. 2025 Proxy Statement | 21

Corporate Governance and Board Matters

AGE: 70
COMMITTEES
•
Nominating, Governance and Sustainability, Chair

•
Science & Technology

•
People & Compensation

PUBLIC COMPANY BOARDS
•
HBM Healthcare Investments (since 2017)

SKILLS AND EXPERIENCE
•
Academia

•
Accounting & Finance

•
Industry Experience

•
Scientific, Medical, Pharmacy

•
Senior Leadership

MARK KRONENFELD, M.D.	INDEPENDENT DIRECTOR since June 2013

KEY EXPERIENCE AND QUALIFICATIONS
Dr. Kronenfeld brings extensive experience in clinical, business and healthcare leadership, research and management with particular leadership in hospital, surgery center and office settings. His management and leadership experience is multi-disciplinary and includes perioperative care, patient safety, efficiency and financial results. Dr. Kronenfeld also has extensive public and private healthcare sector investment experience across all market caps with special emphasis on understanding innovation and commercial success.
•
As a practicing physician, he offers a deep understanding of the interdependence of all facets of the healthcare industry, including medical research, patient care, regulatory compliance, financial, public policy and marketing.

•
Developed extensive experience as a consultant and investor in the healthcare, biomedical and medical technology space, with a long track record of identifying growth opportunities and overseeing high-performing medical practices.

•
At Hackensack University Medical Center, Dr. Kronenfeld contributed to the hospital’s transformation and rapid growth from a local community hospital to an internationally recognized tertiary care Medical Center, with a strong focus on patient safety and quality care and adopting innovation.

BACKGROUND AND CAREER HIGHLIGHTS:
Maimonides Medical Center, a large tertiary care academic medical center
•
Chairman of Anesthesiology (since 2022)

•
Medical Director, Perioperative Services (since 2011)

•
Vice Chairman of Operations (2009-2022)

AABP, LLP, a private Anesthesiology and Pain Management practice employing over 50 physician specialists working in hospital, surgery center and office settings
•
Managing Partner (since 2009)

Ridgemark Capital Management, a broad-based public and private healthcare-focused hedge fund
•
Founder, Managing Partner and Portfolio Manager (2001-2008)

Tudor Investment Corporation,
Healthcare analyst and investor for both US and European offices for both public and private healthcare companies (1998-2000)
Strategic Medical Management Partners, a physician healthcare consulting firm providing clinical and scientific insights to banks and public and private investing firms
•
Founder and Managing Partner 1996- 1998)

Hackensack University Medical Center, hospital focused on cancer care and heart services
•
Chief of Cardiac Anesthesiology Therapeutics (1989-2004)

GMS Anesthesia Associates, a private Anesthesiology medical practice
•
Founder and President (1990-2004)

New York University, Assistant Professor and Attending Cardiac Anesthesiologist (1985- 1989)
EDUCATION:
•
B.A., SUNY Buffalo (Phi Beta Kappa, Summa Cum Laude)

•
MD, University of California, San Diego School of Medicine (California State Regents Scholar)

•
Internship-Surgery, UCSD

•
Residency- Anesthesiology, NYU

•
Kellogg Sponsored Fellowship in Healthcare Management (1996-1997)

22 | investor.pacira.com

Corporate Governance and Board Matters
CLASS I DIRECTORS, WITH TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

AGE: 67
COMMITTEES
•
Nominating, Governance and Sustainability

PUBLIC COMPANY BOARDS
•
Edgewise Therapeutics
(since 2020)

•
Mirum Pharmaceuticals
(since 2019)

•
Acadia Pharmaceuticals
(since 2008)

•
HLS Therapeutics
(2019-2024)

•
Portola Pharmaceuticals
(2015-2020)

•
Dynavax Technologies Corporation
(2015-2020)

•
Aratana Therapeutics
(2014-2019)

SKILLS AND EXPERIENCE
•
Accounting & Finance

•
Business Development / M&A

•
Cybersecurity & Information Technology

•
Industry Experience

•
Other Public Boards & Governance

LAURA BREGE	INDEPENDENT BOARD CHAIR Director since June 2011

KEY EXPERIENCE AND QUALIFICATIONS
With over 35 years of leadership in pharmaceutical, biotechnology and venture capital, Ms. Brege contributes to the board’s oversight of strategic growth initiatives and capital allocation strategies. Her corporate governance experience, gained through service on public company boards, adds invaluable insights into navigating complex risks and regulatory landscapes.
•
Proven track record in leading corporate functions and teams responsible for commercialization of drugs and treatments, while effectively managing stakeholder relationships across medical, scientific and government affairs.

•
Brings substantial insights into business development and growth strategies, including board-level oversight of Portola Pharmaceuticals’ $1.4 billion acquisition by Alexion Pharmaceuticals.

•
As CFO of COR Therapeutics, oversaw the company’s rapid growth from early-stage research and development to commercially launching a successful cardiovascular drug treatment.

BACKGROUND AND CAREER HIGHLIGHTS:
BridgeBio Pharma (Nasdaq: BBIO), a clinical-stage biopharmaceutical company
•
Senior Advisor (since 2018)

Cervantes Life Science Partners, a healthcare advisory and consulting company
•
Managing Director (2015-2018)

Nodality, a biotechnology company
•
President and CEO (2012-2015)

Onyx Pharmaceuticals, an oncology focused biopharmaceutical company
•
Head of Corporate Affairs (2011)

•
COO (2010-2011)

•
EVP, CBO (2006-2010)

Red Rock Capital Management, a venture capital firm
•
General Partner (1999-2006)

COR Therapeutics, a biotechnology company focused on cardiovascular diseases
•
Senior Vice President and Chief Financial Officer (1991-1999)

EDUCATION:
•
B.A., Ohio University

•
MBA, University of Chicago

In order to alleviate stockholder concerns about being overboarded, Ms. Brege stepped down from the board of directors of HLS Therapeutics, Inc. (TSX: HLS) effective August 7, 2024.

Pacira BioSciences, Inc. 2025 Proxy Statement | 23

Corporate Governance and Board Matters

AGE: 64
COMMITTEES
•
Audit

•
Science & Technology

PUBLIC COMPANY BOARDS
•
SINTX Technologies
(since 2020)

OTHER DIRECTORSHIPS
•
Lazurite
(since 2017)

•
Thrive
(since 2018)

SKILLS AND EXPERIENCE
•
Academia

•
Other Public Boards & Governance

•
Research & Development

•
Scientific, Medical & Pharmacy

•
Senior Leadership

MARK I. FROIMSON, M.D.	Independent DIRECTOR since June 2017

KEY EXPERIENCE AND QUALIFICATIONS
Dr. Froimson brings over 30 years of leadership experience in the healthcare industry, including nearly two decades of service as medical staff surgeon for the Cleveland Clinic Hospital, contributing significant patient experience, safety and clinical expertise to the board’s oversight of the Company’s operational risks and treatment development opportunities.
•
As CEO of Lazurite, a medical device company providing surgical visualization tools to surgeons, is responsible for driving the company’s strategic vision and executional performance, driving the company to lead through innovation and customer focus.

•
Global operational expertise gained as Chief Clinical Officer of Trinity Health, overseeing all clinical aspects of the system’s hospitals, spanning health systems in 22 markets across numerous countries, including medical, nursing, pharmacy and informatics, where he was responsible for delivering care of the highest quality while a member of the executive leadership team in a cost effective manner, as well as providing for patient safety and payment strategies for the company.

•
Demonstrated track record of executive and medical leadership, advocacy and public policy expertise focused on delivering successful patient outcomes and building collaboration across multiple stakeholder groups, as demonstrated during leadership at the American Association of Hip and Knee Surgeons, an industry organization representing over 3,000 surgeons, helping navigate complex leadership, educational and public policy portfolios.

BACKGROUND AND CAREER HIGHLIGHTS:
Lazurite, a medical device company
•
CEO (since 2024)

•
Board Chair (since 2017)

Riverside Health Advisors, a healthcare company investment firm
•
Founder and Principal (since 2017)

American Association of Hip and Knee
Surgeons, President (2017-2018)
Trinity Health, a nationwide, non-profit health care system
•
EVP and Chief Clinical Officer (2014-2017)

Euclid Hospital, a Cleveland Clinic hospital
•
President and CEO (2012-2014)

Cleveland Clinic Department of Orthopedic Surgery, an academic medical center
•
Variety of leadership positions, including staff surgeon (1999-2014)

EDUCATION:
•
B.S., Princeton University

•
M.D., Tulane University School of Medicine

•
MBA, Weatherhead School of Business at Case Western Reserve University

24 | investor.pacira.com

Corporate Governance and Board Matters

AGE: 63
COMMITTEES
•
People & Compensation, Chair

PUBLIC COMPANY BOARDS
•
Ionis Pharmaceuticals (since 2023)

•
Akcea Therapeutics
(2019-2020)

OTHER DIRECTORSHIPS
•
ViaCyte
(2021-2022)

SKILLS AND EXPERIENCE
•
Business Development / M&A

•
Human Capital Management

•
Industry Experience

•
Other Public Boards & Governance

•
Senior Leadership

MICHAEL YANG	INDEPENDENT DIRECTOR since October 2023

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Yang has over 25 years of pharmaceutical and biotechnology leadership experience, contributing strategic and operational expertise to the board’s oversight of the commercial environment and drug development lifecycle.
•
Proven track record of strategic execution in pharmaceutical, medical device and diagnostic markets, with success guiding growth of products across multiple therapeutic categories, lifecycle stages and commercial environments.

•
As Chief Commercial Officer for a global biotechnology company, was responsible for guiding the development and scaling of its U.S. immunology business, generating over $8 million in annual revenues under his leadership.

•
Launched innovative platforms, expanding global revenues and diversifying product lines to meet evolving patient needs, with a professional track record of overseeing numerous successful drugs, including the commercialization of NUPLAZID at Acadia Pharmaceuticals.

BACKGROUND AND CAREER HIGHLIGHTS:
ViaCyte, a regenerative medicine company developing novel cell replacement
•
President and CEO (2021-2022)

Acadia Pharmaceuticals (Nasdaq: ACAD), a biopharmaceutical company
•
EVP, Chief Commercial Officer (2017-2021)

Janssen Pharmaceuticals (subsidiary of Johnson & Johnson), a biotechnology company
•
President, Immunology (2013-2017)

Johnson & Johnson (NYSE: JNJ), a global pharmaceutical healthcare company
•
Various commercial leadership positions (1997-2013)

EDUCATION:
•
B.S., San Diego State University

There are no family relationships among any of our directors or executive officers.

Pacira BioSciences, Inc. 2025 Proxy Statement | 25

Corporate Governance and Board Matters
Director Nomination Process
Our Nominating, Governance and Sustainability Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors.
The process followed by our Nominating, Governance and Sustainability Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating, Governance and Sustainability Committee and our board.
The Nominating, Governance and Sustainability Committee evaluates potential candidates, taking into account several factors, including, without limitation, the individual’s:
•
reputation for integrity, honesty, and adherence to a high ethical standard;

•
understanding of the Company’s business and industry;

•
business acumen, experience, and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company; and

•
willingness and ability to commit adequate time to board and committee matters and to contribute positively to the decision- making process of the Company.

The Nominating, Governance and Sustainability Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the board will possess a broad perspective and the appropriate talent, skills, and expertise to oversee our business. In selecting director nominees, the Nominating, Governance and Sustainability Committee focuses on identifying individuals who will further the interests of our stockholders through his or her established record of professional accomplishment and will contribute positively to the collaborative culture among board members.
Stockholders may recommend individuals to our Nominating, Governance and Sustainability Committee for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials, to:
The Nominating, Governance and Sustainability Committee does not have a formal policy regarding stockholder-recommended candidates. Assuming that appropriate biographical and background material has been provided

26 | investor.pacira.com

Corporate Governance and Board Matters
on a timely basis, the Nominating, Governance and Sustainability Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our Bylaws to nominate director candidates directly, without any action or recommendation on the part of the Nominating, Governance and Sustainability Committee or the board, by following the procedures set forth in “Stockholder Proposals.”
On March 13, 2025, DOMA Perpetual Capital Management LLC (“DOMA Perpetual”), which is affiliated with certain other persons and entities identified in DOMA Perpetual’s proxy solicitation materials previously filed with the United States Securities and Exchange Commission (the “SEC”) (collectively, “DOMA”), notified the Company that it had nominated three nominees for election as directors at the Annual Meeting (the “DOMA Nominees”) in opposition to the nominees recommended by our board. On April 21, 2025, DOMA withdrew its nomination of the DOMA Nominees.
In 2023, the Nominating, Governance and Sustainability Committee engaged a nationally recognized executive recruiting firm retained by the committee that helped identify, evaluate, and conduct due diligence on potential director candidates, including Dr. Bigal and Ms. Young, each of whom is up for re-election this year.
Pacira BioSciences, Inc. Nominating, Governance and Sustainability Committee c/o Secretary 2000 Sierra Point Parkway Suite 900 Brisbane, California 94005
BOARD AMENDS OUR BYLAWS TO ADOPT A MAJORITY VOTING STANDARD IN UNCONTESTED ELECTIONS
In March 2025, our board amended our Bylaws to adopt a majority voting standard for uncontested elections of directors to better align our governance provisions with industry standards and market practice.
Our board has also implemented a Director Resignation Policy in our Corporate Governance Guidelines. Under the policy, any incumbent director nominee who receives a greater number of votes “WITHHOLD” than votes “FOR” his or her election in an uncontested election must promptly tender his or her resignation to the board following certification of the stockholder vote. Within 90 days following the certification of the vote, independent directors on the board who were not required to tender their resignations would evaluate any such tendered resignation in light of the best interests of the Company and its stockholders and determine whether to accept or reject the tendered resignation, or whether other action should be taken.
If the independent directors determine not to accept the tendered resignation, we will publicly disclose (via a press release or an SEC filing) such determination and the factors considered by the independent directors in making such determination. If the board accepts a director’s resignation pursuant to this process, the Nominating, Governance and Sustainability Committee would recommend to the board and the board would thereafter determine whether to fill such vacancy or reduce the size of the board.
Board Meeting Annual Schedule

Pacira BioSciences, Inc. 2025 Proxy Statement | 27

Corporate Governance and Board Matters
Director Independence
8 out of 9 Directors are Independent
Our board has determined that each of our directors, with the exception of Frank D. Lee, our chief executive officer, is an “independent director” as defined under the applicable Nasdaq rules and SEC rules and regulations.

Board Committees
Our board has established an Audit Committee, a People & Compensation Committee, a Nominating, Governance and Sustainability Committee and a Science and Technology Committee. Each of these committees operates under a written charter that has been approved by our board. Each committee charter is available by clicking on the “Investors—Corporate Governance” section of our corporate website, located at www.pacira.com.
The following table is a summary of our committee structure and members on each of our committees.
		Board Committees
Name	Independent Director	Audit	People & Compensation	Nominating, Governance and Sustainability	Science and Technology
Marcelo Bigal, MD, PhD
Laura Brege *
Abraham Ceesay
Christopher Christie
Mark I. Froimson, MD
Mark Kronenfeld, MD
Frank D. Lee
Michael Yang
Alethia Young		F
Meetings in 2024	Board―12	8	6	4	3
*	Independent Chair of the board	Committee Chair	Committee Member	F	Audit Committee Financial Expert

28 | investor.pacira.com

Corporate Governance and Board Matters
AUDIT COMMITTEE
Alethia Young F	Abraham Ceesay	Mark Froimson

QUALIFICATIONS
•
Our board has determined that each of the directors serving on our Audit Committee are independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

•
In addition, our board has determined that Ms. Young qualifies as an “Audit Committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our board has considered the formal education and nature and scope of her previous experience, coupled with past and present service on various Audit Committees.

REPORT
The Report of our Audit Committee appears on page 44.
MEETINGS IN 2024—8

KEY RESPONSIBILITIES
Our Audit Committee assists our board in its oversight of our accounting and financial reporting process and the audits and reviews of our consolidated financial statements. The responsibilities of our Audit Committee include:
•
appointing, evaluating, retaining and, when necessary, terminating the engagement of our independent registered public accounting firm;

•
overseeing the independence of our independent registered public accounting firm, including obtaining and reviewing reports from the independent registered public accounting firm;

•
setting the compensation of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including receiving and considering reports made by our independent registered public accounting firm regarding critical audit matters, accounting policies and procedures, financial reporting, and disclosure controls;

•
reviewing and discussing with management and our independent registered public accounting firm our audited annual and unaudited quarterly consolidated financial statements and related disclosures;

•
preparing the annual Audit Committee report required by SEC rules;

•
coordinating the board’s oversight of internal control over financial reporting, disclosure controls and procedures and code of conduct;

•
reviewing our policies with respect to risk assessment and risk management;

•
establishing procedures related to the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•
reviewing our policies and procedures for reviewing and approving or ratifying related person transactions, including our related person transaction policy;

•
meeting independently with management and our independent registered public accounting firm; and

•
overseeing, reviewing, and discussing with management our cybersecurity, data privacy and related information technology risks, including those related to artificial intelligence.

All audit services to be provided to us and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.
All members of the Audit Committee are independent directors.

 Chair   F Audit Committee Financial Expert

Pacira BioSciences, Inc. 2025 Proxy Statement | 29

Corporate Governance and Board Matters
PEOPLE & COMPENSATION COMMITTEE
Michael Yang	Abraham Ceesay	Mark Kronenfeld

QUALIFICATIONS
Our board has determined that each of the directors serving on our People & Compensation Committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the People & Compensation Committee.
REPORT
The Report of our People & Compensation Committee appears on page 76.
MEETINGS IN 2024—6

KEY RESPONSIBILITIES
Our People & Compensation Committee assists our board in the discharge of its responsibilities relating to the compensation of our executive officers and oversight of the Company’s strategy, policies, and practices related to its employees. The responsibilities of our People & Compensation Committee include:
•
approving our chief executive officer’s compensation and approving the compensation of our other executive officers reporting directly to our chief executive officer;

•
overseeing the performance evaluation process of our senior executives;

•
overseeing, administering, reviewing, and making recommendations to the board with respect to our incentive compensation and equity-based plans;

•
reviewing and making recommendations to the board with respect to director compensation;

•
overseeing our human capital management, including employee training and development, talent acquisition, culture and diversity, and employee retention and engagement;

•
reviewing and making recommendations to the board relating to management succession planning, including with respect to the CEO; and

•
reviewing and discussing with management the compensation discussion and analysis and preparing the annual People & Compensation Committee report, as required by SEC rules.

Our People & Compensation Committee may delegate to one or more executive officers the power to grant options or other stock awards pursuant to our incentive plans.
All members of the People & Compensation Committee are independent directors.

NOMINATING, GOVERNANCE AND SUSTAINABILITY COMMITTEE
Mark Kronenfeld	Laura Brege	Christopher Christie

QUALIFICATIONS
Our board has determined that each of the directors serving on our Nominating, Governance and Sustainability Committee are independent within the meaning of applicable Nasdaq rules and SEC rules and regulations.
MEETINGS IN 2024—4

KEY RESPONSIBILITIES
The responsibilities of our Nominating, Governance and Sustainability Committee include:
•
recommending to the board the persons to be nominated for election as directors at any meeting of stockholders and the persons (if any) to be elected by the board to fill any vacancies on the board;

•
developing corporate governance guidelines and recommending such corporate governance guidelines to the board;

•
overseeing an annual self-evaluation of the board and board committees; and

•
evaluating both its and the Company’s roles and responsibilities with respect to oversight in the areas of environmental, health and safety, corporate social responsibility, and sustainability matters.

All members of the Nominating, Governance and Sustainability Committee are independent directors.

 Chair

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Corporate Governance and Board Matters
SCIENCE AND TECHNOLOGY COMMITTEE
Marcelo Bigal	Mark Froimson	Mark Kronenfeld
MEETINGS IN 2024—3
KEY RESPONSIBILITIES
The Science and Technology Committee assists the board in its oversight of our research and development activities and advises the board with respect to strategic and tactical scientific issues.
The overall responsibilities of our Science and Technology Committee are to consider and report to the board on matters relating to our research and development initiatives, new and emerging trends in scientific research and technology, risks related to the Company’s research and development activities, and other appropriate strategic and tactical scientific issues.

At its discretion, the Science and Technology Committee may:
•
review our overall scientific and research and development strategy;

•
review our research and development programs;

•
review external scientific research, discoveries, and commercial development as appropriate; and

•
review the attainment of key research and development milestones.

All members of the Science & Technology Committee are independent directors.

 Chair
Board and Committee Meetings Attendance
The full board met 12 times during 2024. During 2024, each member of the board attended 75 percent or more of the aggregate of: (i) the total number of meetings of the board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board on which such person served (during the periods that such person served).
Our non-employee directors met in a special executive session without management present at each regularly scheduled board meeting in 2024. Our board expects to continue to conduct executive sessions limited to non-employee directors at least annually and our non-employee directors may schedule additional executive sessions at their discretion.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding attendance by members of our board at our annual meetings of stockholders. Our practice, however, is to have board committee meetings and a meeting of the board immediately following the annual meeting of stockholders. Except for two directors, each of the members of our board serving at the time attended the annual meeting of stockholders in 2024.
Code of Business Conduct and Ethics
We have adopted both a U.S. and European written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the “Investors—Corporate Governance” section of our website, which is located at www.pacira.com. If we make any substantive amendments to, or grant certain waivers from, the code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our corporate website or in a current report on Form 8-K.

Pacira BioSciences, Inc. 2025 Proxy Statement | 31

Corporate Governance and Board Matters
Corporate Governance Documents

Corporate Governance Documents
•
Corporate Governance Guidelines, which include, but are not limited to, guidelines on director responsibilities and qualification standards, board meetings and committees, director compensation, and senior executive succession planning

•
Charters approved by the board for the Audit Committee, People & Compensation Committee, Nominating, Governance and Sustainability Committee, and Science and Technology Committee

•
U.S. Code of Business Conduct and Ethics

•
European Code of Business Conduct and Ethics

•
Incentive Compensation Recovery Policy

•
Insider Trading Policy

•
Stock Ownership Guidelines

Corporate Sustainability Report
Our Corporate Sustainability Report (CSR) contains information about our people, our culture, patient and product safety, our commitment to our communities, opioid-sparing initiatives, the environment, and our corporate governance and ethics.

Sustainability Policies
•
Bioethics

•
Global Health & Safety

•
Global Labor & Human Rights

•
Patient & Product Safety

•
Responsible Marketing

•
Supplier Code of Conduct

•
Global Environmental

•
Expanded Access

•
Quality

All corporate governance documents can be found at investor.pacria.com under “Corporate Governance.” Our CSR and our sustainability policies are available at pacira.com/sustainability.
Board Leadership Structure and Board’s Role in Risk Oversight
FRANK D. LEE CHIEF EXECUTIVE OFFICER AND DIRECTOR since January 2024	SENIOR MANAGEMENT

•
As Chief Executive Officer, Mr. Lee is responsible for setting the strategic direction of the Company and for the day-to-day leadership and management of the Company

•
Provides input to the independent chair of the board for board meetings and other matters

•
Members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters

•
Our board believes that full and open communication between management and the board is essential for effective risk management and oversight

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Corporate Governance and Board Matters
LAURA BREGE INDEPENDENT DIRECTOR since June 2011 CHAIR OF THE BOARD since January 2025

The Chair’s responsibilities include:
•
chairing the meetings of our board and stockholders

•
ensuring that our board works together as a cohesive team with open communication

•
ensuring that a process is in place by which the effectiveness of our board can be evaluated on a regular basis

•
monitoring communications from stockholders and other interested parties

•
otherwise consulting with management and the CEO on matters relating to corporate governance and board performance

•
working with the CEO on the board agenda and board materials

•
facilitating annual assessments of the performance of the board along with the Nominating, Governance and Sustainability Committee

•
acting as the primary internal spokesperson for our team with open communication board, ensuring that management is aware of concerns of our board, the stockholders, other stakeholders, and the public

•
ensuring that management strategies, plans and performance are appropriately represented to our board

•
presiding at executive sessions of the non-employee directors

•
performing such other functions and responsibilities as requested by our board from time to time

FULL BOARD
• has ultimate responsibility for risk oversight
• reviews and assesses (as a full board or via the committees) risks related to our business and operations throughout the year

Audit Committee	People & Compensation Committee	Nominating, Governance & Sustainability Committee	Science & Technology Committee

•
oversees risk management activities related to financial controls, legal, compliance, cybersecurity, data privacy and artificial intelligence risks

•
coordinates the board’s oversight of internal control over financial reporting

•
oversees the integrity of financial statements, financial disclosures, and the external independent auditor

•
oversees risk management activities relating to our compensation policies and practices, including executive compensation matters

•
oversees our strategy, policies, and practices related to our employees

•
evaluates the performance of senior executives

•
oversees management succession planning

•
oversees our human capital management

•
oversees risk management activities relating to board composition, environmental, health and safety, and corporate social responsibility matters

•
develops and recommends corporate governance guidelines applicable to the Company

•
reviews and evaluates the quality and competitiveness of the Company’s research and development activities and advises the board on risks related to such activities and intellectual property

•
identifies emerging trends and developments in pharmaceutical and biotechnological science and technology and considers the impact to the Company

Pacira BioSciences, Inc. 2025 Proxy Statement | 33

Corporate Governance and Board Matters
Our board does not have a policy regarding separation of the roles of chief executive officer and chair of the board, and the board believes it is in our best interests to make that determination based on circumstances from time to time. Currently, the roles of board chair and CEO are separated as Laura Brege serves as the independent chair of the board and Frank D. Lee serves as our CEO. Ms. Brege chairs the meetings of our board and stockholders, with input from the CEO.
Our board believes that our current leadership structure and the composition of our board protect stockholder interests and provide independent oversight, while also providing outstanding leadership and direction for our board and management. All of our directors other than our chief executive officer, Frank D. Lee, are “independent” under Nasdaq standards and applicable SEC rules, as more fully described above. The independent directors also meet in executive sessions, without the CEO or management present, during each regularly scheduled board meeting and are very active in the oversight of our Company. Each independent director has the ability to add items to the agenda for board meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our board and each committee of our board has complete and open access to any member of management or the Company’s employees and have the authority to retain independent legal, financial, and other advisors as they deem appropriate.
Our board believes its administration of its risk oversight function has not affected its leadership structure. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and in other filings that we periodically make with the SEC. Our board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full board, which has responsibility for general oversight of risks.
Our board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company.
In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board believes that full and open communication between management and the board is essential for effective risk management and oversight.
RISK OVERSIGHT FRAMEWORK
Our risk oversight framework aligns with our disclosure controls and procedures. For example, our quarterly and annual financial statements and related disclosures are reviewed by our disclosure committee, which includes certain senior management and other employees, who participate in the risk assessment practices described below. Our chief executive officer and chief financial officer are then briefed by the disclosure committee and independent registered accounting firm before the financial statements are reviewed with the Audit Committee, approved, and then filed with the SEC.
Our general counsel serves as our chief compliance officer and is charged with oversight of our risk management and regularly reports to the Audit Committee, other relevant committees of the board, and the board regarding legal and compliance affairs. The Audit Committee also receives quarterly updates on cyber and information security matters and provides an annual cyber and information security update to the board. For additional information regarding cybersecurity matters, please refer to item 1C. Cybersecurity in Part I of our Annual Report on Form 10-K for the year ended December 31, 2024.
Our internal audit team performs an enterprise risk assessment annually and updates the Audit Committee and other relevant committees of the board regarding our risk analyses, assessments, risk mitigation strategies, and activities. For certain risks, we may apply a long-term view with respect to our review, monitoring, and mitigation activities, upon assessing potential impacts to our business in collaboration with other internal functions and with input from industry data sources and benchmarking conversations.

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Corporate Governance and Board Matters
From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to assess trends and benchmarking data relevant to our industry to assist in determining certain risk trends and changes. Senior management then develops response plans for risks categorized as requiring management focus based on performance indicators and monitors other identified risk areas. Senior management also provide reports on the risk portfolio and risk response efforts to other members of senior management and to the Audit Committee and board.
Insider Trading Policy
The board has adopted our Insider Trading Policy, which governs the purchase, sale and/or other dispositions of our securities by directors, officers, employees and other covered persons, and the company itself, which is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of the Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024 and is available on the Corporate Governance page of our website at www.pacira.com.
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits our directors, management, employees, and contractors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including:
(i)
short sales of our securities, including short sales “against the box”;

(ii)
purchases or sales of puts, calls or other derivative securities based on our securities; or

(iii)
any other type of hedging transaction involving or based on our securities, including forward sale or purchase contracts, equity swaps, collars, or exchange funds.

Our Insider Trading Policy also prohibits our directors, employees, consultants and certain related persons and entities from holding our stock in a margin account or pledging our stock as collateral to secure loans or other obligations.
Communication with the Board
Any interested party may contact the Chair of our board or the non-employee members of our board, as a group, by submitting a written communication to the Chair at the following address:
Chair of the Board c/o Secretary Pacira BioSciences, Inc. 2000 Sierra Point Parkway Suite 900 Brisbane, California 94005 United States
You may submit your concern anonymously or confidentially by postal mail or courier. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication will also be forwarded to our Secretary and retained for a reasonable period of time. Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Chair considers to be important for the directors to know. Our Secretary will screen all correspondence and will determine whether the communication relates to business matters relevant to the Company. If the correspondence meets this standard, it will be promptly forwarded to the board and/or the appropriate board member(s). Our Secretary reserves the right not to forward to board members any inappropriate materials.

Pacira BioSciences, Inc. 2025 Proxy Statement | 35

Corporate Governance and Board Matters
The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We maintain a toll-free telephone number for the reporting of such activity, 1-833-976-2071, available 24 hours a day, 7 days a week, where anyone can leave a recorded message about any such concern. While we prefer that anyone identify themselves when reporting violations so that we may follow up as necessary for any additional information, anyone may leave messages anonymously if they wish. Anyone may also send any written correspondence to the above address or via email to ethicshotline@pacira.com.
Related Person Transactions
Except as described below, there were no transactions entered into, or in effect, on or after January 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, or affiliates or immediate family members of any of our directors, executive officers or beneficial owners of more than 5% of our voting securities, had, or will have a direct or indirect material interest.
On September 20, 2023, David Stack, our then-CEO and Chairman, informed the board that he intended to retire as Chief Executive Officer of the Company and as Chairman and a member of the board effective immediately following the appointment of his successor as CEO in order to ensure a smooth transition of leadership, which occurred upon the appointment of Frank D. Lee as CEO on January 2, 2024.
In connection with his retirement and the services Mr. Stack is providing during the transition period, the Company and Mr. Stack entered into a Transition and Retirement Agreement, dated September 20, 2023 (the “Retirement Agreement”). Pursuant to the Retirement Agreement, subject to execution and non-revocation of a customary release of claims against the Company, Mr. Stack was or will be entitled to: (i) continued payment of his base salary as a non- executive officer through September 1, 2024 (the “Retirement Date”); (ii) eligibility for cash bonus payments under the Company’s short- and long-term incentive programs for 2023 and a pro-rata amount for 2024, subject to certain conditions; (iii) continued vesting of outstanding equity awards during Mr. Stack’s continued service to the Company (including during the Consulting Period (as defined below)); (iv) the ability to exercise vested stock options for the lesser of (a) the stated term of the stock options and (b) twenty-four months following his cessation of service to the Company under the Consulting Agreement (as defined below); (v) continued health benefits for twelve months following the Retirement Date; and (vi) certain other benefits, including change of control benefits (which have since lapsed), expense reimbursement and payment of accrued vacation. The Retirement Agreement also contains customary provisions relating to indemnification, continued cooperation with the Company, and certain non-disparagement covenants.
The Company and Mr. Stack also entered into a Consulting Agreement, effective September 1, 2024 (the “Consulting Agreement”), pursuant to which Mr. Stack will provide transition services to the Company from September 1, 2024 until August 31, 2025 (the “Consulting Period”). Pursuant to the Consulting Agreement, Mr. Stack will receive $20,000 per month for up to 15 hours of transition services each month during the Consulting Period. In 2024, the Company incurred $80,000 of expenses pursuant to the Consulting Agreement.
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our board has adopted a written related person transaction policy which sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were, or are to be, a participant, the amount involved exceeds $120,000, and a related person had, or will have, a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the

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Corporate Governance and Board Matters
related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person.
Any related person transaction proposed to be entered into by us is required to be reported to our chief financial officer and be reviewed and approved by the Audit Committee in accordance with the terms of the policy, prior to effectiveness or consummation of the transaction, whenever practicable. If our chief financial officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee will review and, in its discretion, may ratify the related person transaction at the next meeting of the Audit Committee, or at the next meeting following the date that the related person transaction comes to the attention of our chief financial officer. Our chief financial officer, however, may present a related person transaction arising in the time period between meetings of the Audit Committee to the chair of the Audit Committee, who will review and may approve the related person transaction, subject to ratification by the Audit Committee at the next meeting of the Audit Committee.
In addition, any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing in nature will be reviewed by the Audit Committee annually to ensure that such related person transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made.
Transactions involving compensation of executive officers will be reviewed and approved by the People & Compensation Committee in the manner specified in the charter of the People & Compensation Committee.
A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by the Audit Committee in accordance with the standards set forth in our related person transaction policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar value of the amount involved in the related person transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of business;

•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reach with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the transaction; and

•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to stockholders in light of the circumstances of the particular transaction.

The Audit Committee reviews all relevant information available to it about the related person transaction. The Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The Audit Committee may, in its sole discretion, impose conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction. All transactions disclosed above, if any, were reviewed and approved by the Audit Committee in accordance with our related person transaction policy.
INDEMNIFICATION OF OFFICERS AND DIRECTORS
Our Certificate of Incorporation and our Bylaws provide that we indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances.

Pacira BioSciences, Inc. 2025 Proxy Statement | 37

Corporate Governance and Board Matters
Stockholder Rights
Our important stockholder rights include:
Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.
No cumulative voting—one share, one vote
No voting rights ceilings, enhanced voting rights, voting certificates, or non-voting shares
Majority voting in uncontested elections
No “poison pill”
No representative claim or other significant litigation rights limitations
Director Compensation
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our board, upon recommendation of our independent compensation consultant, sets our non-employee director compensation policy with respect to initial and annual equity grants. In the second quarter of 2024, the People & Compensation Committee reviewed competitive market data derived from our peers presented by our independent compensation consultant. Based on an assessment of that data, the board, upon a recommendation from the People & Compensation Committee, approved changes to board compensation to align our practices with the competitive market, which consisted of a $25,000 increase in the fair value of the annual stock award to $300,000, and a commensurate increase of $37,500 in the fair value of the initial equity grant for a newly appointed director to $450,000, effective July 1, 2024.
Our board compensation policy provides for the following compensation to our non-employee directors:
Annual Compensation	Additional Annual Cash Retainers(1) ($)
			CHAIR	MEMBER
	Board Chair	50,000
	Lead Director	35,000
	Committees:
	Audit		30,000	15,000
	Compensation		24,000	12,000
	Nominating, Governance and Sustainability		18,000	9,000
	Science and Technology		18,000	9,000
	Initial Equity Grant―Stock Options(3)	450,000

(1)
All cash retainers are paid in advance in quarterly installments, subject to the director’s continued service on the board. The cash retainers are prorated if necessary.

Non-employee directors are also reimbursed for reasonable travel and other expenses in connection with attending board and committee meetings.
(2)
The stock options and RSUs vest one year from the grant date, subject to the director’s continued service with our Company. Each RSU entitles the director to one share of our common stock. In the event of a change of control or our liquidation or dissolution, 100% of the then unvested stock options and RSUs will immediately vest. Of the $300,000 annual target value, stock options and RSUs each consist of 50% ($150,000 each).

(3)
The stock options vest monthly over a three-year period, subject to the director’s continued service on the board.

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Corporate Governance and Board Matters
DIRECTOR COMPENSATION TABLE
The following table sets forth a summary of the compensation earned by our non-employee directors for the year ended December 31, 2024. Dr. Andreas Wicki, a former non-employee director who resigned from the board, effective January 28, 2025, did not accept compensation for serving on our board as a matter of policy of HBM Healthcare Investments (Cayman), Ltd. In addition, we did not compensate Mr. Lee, our chief executive officer, or Mr. Stack, our former chief executive officer and chairman, for their service on our board.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(4) ($)	Option Awards(1)(4) ($)	All other compensation ($)	Total ($)
Marcelo Bigal	65,429	149,996	150,009	―	365,434
Laura Brege	89,000	149,996	150,009	―	389,005
Abraham Ceesay	62,000	149,996	150,009	―	362,005
Christopher Christie	50,000	149,996	150,009	―	350,005
Mark Froimson	74,000	149,996	150,009	―	374,005
Paul Hastings(2)	114,992	149,996	150,009	―	414,997
Mark Kronenfeld	90,607	149,996	150,009	―	390,612
Gary Pace(3)	34,000	―	―	―	34,000
Andreas Wicki(2)	―	―	―	―	―
Michael Yang	73,967	149,996	150,009	―	373,972
Alethia Young	65,000	149,996	150,009	―	365,005

(1)
Represents the grant date fair value of stock option and RSU awards granted in 2024 computed in accordance with stock- based accounting rules (Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation). For information regarding assumptions underlying the valuation of equity awards, see Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. Our directors will only realize compensation to the extent that: (i) the fair value of our common stock is greater than the exercise price of such stock options and/or (ii) any of their RSUs vest.

The option and RSU grants referenced above vest as to 100% of the option shares on the first anniversary of the grant date, provided that the director remains in continuous service with the Company through the vesting date.
(2)
Effective January 28, 2025, Paul Hastings and Andreas Wicki resigned from our board.

(3)
Effective June 30, 2024, Gary Pace retired from our board. The fees paid in cash represent a proration based on the time he served on the board during 2024. In conjunction with Dr. Pace’s retirement, we and Dr. Pace entered into a fifth amendment to the consulting agreement, dated June 2, 2011, by and between Pacira Pharmaceuticals, Inc., our operating subsidiary, and Dr. Pace, effective June 12, 2024, that has a one-year term from July 1, 2024 through and including June 30, 2025 for consideration of $3,200 per calendar quarter for up to eight hours of consulting work. As of December 31, 2024, Dr. Pace had not invoiced the Company for any consulting work under this agreement. In addition, to align the terms of stock option grants made to Dr. Pace prior to 2022 with those granted during or after 2022, the People & Compensation Committee approved a modification such that Dr. Pace’s then-vested stock options shall be exercisable for three years following the end of Dr. Pace’s service under his consulting agreement, provided that, in no circumstances shall such an award be exercisable later than the end of its original contractual term. No additional stock-based compensation expense was recognized as a result of these modifications.

(4)
The aggregate number of stock option and RSU awards outstanding for each of our non-employee directors as of December 31, 2024, is as follows:

Name	Number of Vested Stock Options	Number of Unvested Stock Options	Number of Unvested RSUs
Marcelo Bigal	12,047	31,139	5,230
Laura Brege	59,622	12,179	5,230
Abraham Ceesay	12,047	31,139	5,230
Christopher Christie	85,056	12,179	5,230
Mark Froimson	58,077	12,179	5,230
Paul Hastings(a)	59,622	12,179	5,230
Mark Kronenfeld	59,622	12,179	5,230
Gary Pace(b)	59,622	―	―
Andreas Wicki(a)	―	―	―
Michael Yang	12,047	31,139	5,230
Alethia Young	12,047	31,139	5,230

(a)
Effective January 28, 2025, Paul Hastings and Andreas Wicki resigned from our board.

(b)
Effective June 30, 2024, Gary Pace retired from our board.

Pacira BioSciences, Inc. 2025 Proxy Statement | 39

Corporate Governance and Board Matters
Stock Ownership Guidelines
The People & Compensation Committee believes that requiring named executive officers and members of the board to maintain a minimum level of stock ownership is aligned with stockholder interests and demonstrates a commitment to the Company. As such, in December 2024, the People & Compensation Committee approved the adoption of stock ownership guidelines for the chief executive officer and other named executive officers and increased the stock ownership requirements for members of the board.
Under the amended Stock Ownership Guidelines, the chief executive officer is required to own shares of the Company’s common stock equal to at least six times his annual base salary, other named executive officers are required to own shares of the Company’s common stock equal to at least three times their annual base salary, and non-employee directors are required to own shares of the Company’s common stock equal to at least five times the annual cash retainer, which represents an increase from the prior requirement of three times the annual cash retainer. The chief executive officer and other named executive officers have five years to comply and non-employee directors have four years to comply with the requirements from the later of: (i) December 10, 2024 (the date the policy was amended) and (ii) their appointment or election to the board or as a named executive officer, as applicable.
The stock ownership guidelines are summarized below:
Category	Requirement	Phase-In Window
Chief Executive Officer	6x Annual Base Salary	5 Years
Named Executive Officers	3x Annual Base Salary	5 Years
Non-Employee Directors	5x Annual Retainer	4 Years
Equity included in the measurement of compliance is comprised of beneficial ownership of:
(i)
common stock held,

(ii)
unvested restricted stock or restricted stock units subject to time-based vesting, and

(iii)
common stock held through any Company-sponsored plan.

Guideline attainment is measured using the 30-day average closing price of the Company’s common stock on July 30th of each year. If an individual is not compliant within the phase-in period, they are expected to retain at least 50% of the net after-tax shares of common stock acquired through stock option exercises or restricted stock unit vesting until the guideline is met. Once the guideline is attained, the individual is deemed to be compliant irrespective of changes in the price of the Company’s common stock unless they sell those shares.
In 2024, all current named executive officers and non-employee directors were compliant with the stock ownership guidelines or were within the phase-in period.

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AUDIT MATTERS

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

AUDIT MATTERS
Audit Matters
PROPOSAL 2
Ratification of the Appointment of Independent Auditors
The board unanimously recommends voting FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
Our stockholders are being asked to ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint KPMG as our independent registered public accounting firm; however, the board believes that submitting the appointment of KPMG to the stockholders for ratification is good corporate governance. Over 99% of votes cast at the 2024 annual meeting of stockholders were FOR appointing KPMG as our independent registered accounting firm. If the stockholders do not ratify this appointment, the Audit Committee and the board will reconsider whether to retain KPMG. If the appointment of KPMG is ratified, the Audit Committee or the board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders. At least one representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to any questions, as appropriate. KPMG has served as our independent registered public accounting firm since our fiscal year ended December 31, 2016.
Annual Evaluation and Appointment of KPMG
The Audit Committee annually evaluates the performance of its independent registered public accounting firm, including the senior members of the audit engagement team, and determines whether to reengage the current independent auditors or consider other audit firms. Factors considered by the Audit Committee in deciding whether to retain include:
•
KPMG’s independence;

•
KPMG’s capabilities considering the complexity of our business, and the resulting demands placed on KPMG in terms of technical expertise and knowledge of our industry and business;

•
the quality and candor of KPMG’s communications with the Audit Committee and management;

•
the quality and efficiency of the services provided by KPMG, including input from management on KPMG’s performance and how effectively KPMG demonstrated its independent judgment, objectivity, and professional skepticism;

•
external data on audit quality and performance, including recent Public Company Accounting Oversight Board (“PCAOB”) reports on KPMG and its peer firms;

•
the appropriateness of KPMG’s fees, tenure as our independent auditor, including the benefits of a longer tenure and institutional knowledge, and the controls and processes in place that help ensure KPMG’s continued independence; and

•
the costs and time commitment of bringing on a new independent registered public accounting firm, which could lead to distractions for management.

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AUDIT MATTERS
Based on this evaluation, the Audit Committee and the board believe that retaining KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is in the best interests of the Company and its stockholders.
The Audit Committee also oversees the process for, and ultimately approves, the appointment of our independent registered public accounting firm’s lead engagement partner at the five-year mandatory rotation period. Prior to the mandatory rotation period, at the Audit Committee’s instruction, KPMG will select candidates and provide qualifications to be considered for the lead engagement partner role, who will then be interviewed by members of the Audit Committee and senior management. After considering the candidates and their qualifications recommended by KPMG, senior management and the Audit Committee will discuss the candidates and their relative qualifications. The Audit Committee will then discuss the candidates with the current lead engagement partner, interview the leading candidate, and ultimately approve the individual. The current KPMG lead engagement partner commenced service on our Company’s audit in 2021.
Auditor Fees
The following table summarizes the fees billed by KPMG for professional services rendered to us during fiscal years 2024 and 2023:
	Fiscal Year Ended December 31,
KPMG Fees	2024 ($)	2023 ($)
Audit fees(1)	1,749,000	1,305,900
Audit-related fees	―	―
Tax fees	100,000	―
All other fees	―	―
Total fees	1,849,000	1,305,900

(1)
Audit fees relate to professional services rendered in connection with the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, reviews of the interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, and other services provided in connection with regulatory filings, including registration statements filed with the SEC.

Audit Committee Pre-Approval Policy and Procedures
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee, or the engagement is entered into pursuant to one of the pre-approval procedures described below.
From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. Our Audit Committee has also delegated to the chairperson of our Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by a member of our Audit Committee pursuant to this delegated authority is reported on at the next meeting of our Audit Committee. Both management and our independent registered public accounting firm are required to periodically report to the Audit Committee such services provided by the independent registered accounting firm in accordance with this pre-approval policy and the fees for services performed to that point.
All services performed by, and fees paid to, our independent registered public accounting firm during fiscal years 2024 and 2023 were pre-approved in accordance with the pre-approval policies and procedures described above.

Pacira BioSciences, Inc. 2025 Proxy Statement | 43

AUDIT MATTERS
Report of the Audit Committee
The Audit Committee is appointed by the board to assist the board in fulfilling its oversight responsibilities with respect to:
(1)
the integrity of the Company’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements;

(2)
the qualifications, independence, and performance of the Company’s independent accountants;

(3)
the performance of the Company’s internal audit function;

(4)
the Company’s information technology and cybersecurity programs; and

(5)
other matters as set forth in the charter of the Audit Committee approved by the board.

Management is responsible for the Company’s consolidated financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the PCAOB and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent accountants the audited consolidated financial statements of Pacira for the fiscal year ended December 31, 2024. The Audit Committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent accountants required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent accountants the independent accountants’ independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the board that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC on February 27, 2025.
The Audit Committee of the Board of Directors of Pacira BioSciences, Inc.
Alethia Young Chair	Abraham Ceesay	Mark Froimson

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EXECUTIVE OFFICERS

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

EXECUTIVE OFFICERS
Executive Officers
The following sets forth certain information with respect to the executive officers of the Company as of April 17, 2025.
Name	Age	Position
Frank D. Lee	57	Chief Executive Officer
Shawn Cross	57	Chief Financial Officer
Kristen Williams, Esq.	51	Chief Administrative Officer and Secretary
Jonathan Slonin, M.D.	50	Chief Medical Officer
Brendan Teehan	56	Chief Commercial Officer
AGE: 57 Chief Executive Officer since January 2024	FRANK D. LEE	DIRECTOR since January 2024

KEY EXPERIENCE AND QUALIFICATIONS
Mr. Lee brings nearly three decades of global experience and a strong track record of product development and commercial success across both small biotech and large pharmaceutical organizations. His focus on patient outcomes has driven revenue growth and success in scaling blockbuster therapies at several world-renowned pharmaceutical companies.
•
During tenure at Forma, transformed the organization from an early-stage drug discovery company into one focused on the clinical development of lead assets in rare hematologic disorders and cancer, ultimately positioning it for a $1.1 billion acquisition by Novo Nordisk.

•
At Genentech was responsible for driving the global development and commercialization strategy for the late-stage portfolio, and for global portfolio product sales of $11 billion.

•
Formerly responsible for U.S. P&L for Herceptin®, Perjeta® and Kadcyla®, driving revenues over $4 billion and launching the first HER2 neoadjuvant indication for early HER2 breast cancer patients, advancing personalized medicine for patients and establishing new treatment options.

BACKGROUND AND CAREER HIGHLIGHTS:
Pacira BioSciences (Nasdaq: PCRX)
•
CEO (since 2024)

Forma Therapeutics (Nasdaq: FMTX), a clinical-stage biopharmaceutical company focused on rare hematologic diseases and cancers
•
CEO (2019‑2022, when acquired by Novo Nordisk A/S)

Genentech (a member of the Roche Group), a biotechnology company (2006-2019)
•
SVP, Global Product Strategy, Immunology, Ophthalmology and Infectious Diseases (2016‑2019)

•
Roles of increasing seniority and scope including VP HER2 Franchise and VP Oral Oncolytics Franchise (2006-2016)

Novartis AG (NYSE: NVS), a pharmaceutical R&D and drug development company
•
Executive Director, Marketing (2003‑2006)

Johnson & Johnson (NYSE: JNJ), a global pharmaceutical healthcare company (1996‑2003)
•
Roles of increasing scope and responsibility in sales, marketing, Business Development and Product Strategy.

Eli Lilly & Co. (NYSE: LLY), a multi-national pharmaceutical company
•
Project Management & Process Automation Engineer (1989‑1994)

PUBLIC COMPANY BOARDS
•
Bausch Health Companies
(since 2024)

•
Bolt Biotherapeutics (2021‑2024)

•
Forma Therapeutics (2019‑2022)

OTHER DIRECTORSHIPS
•
Therini Bio (2023‑2024)

•
Catamaran Bio (2022‑2024)

EDUCATION
•
B.S., Vanderbilt University

•
MBA, The Wharton School of Business, University of Pennsylvania

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EXECUTIVE OFFICERS
AGE: 57 Chief Financial Officer since October 2024	SHAWN CROSS

KEY EXPERIENCE
Mr. Cross brings extensive experience in investment banking, capital allocation strategies and stockholder value creation opportunities. His leadership of Pacira’s finance team strengthens our strategic planning, accounting, financial reporting and investor relations.
•
Previous senior leadership expertise includes creating stockholder value through strategic capital allocation decisions, such as overseeing a merger of two public biopharmaceutical companies.

•
Over 20 years of domestic and international investment banking experience focused on the biopharmaceutical industry with work experience in major financial centers, including New York City, London, and San Francisco.

BACKGROUND AND CAREER HIGHLIGHTS
Pacira BioSciences (Nasdaq: PCRX)
•
Chief Financial Officer (since 2024)

Applied Molecular Transport
(Nasdaq: AMTI), a biopharmaceutical company focused on novel oral biological therapeutics
•
CEO (2023, through closing of the merger with Cyclo Therapeutics (Nasdaq: CYTH) in December 2023)

•
President, COO (2022‑2023)

•
CFO (2020‑2022)

JMP Securities, an investment bank
•
Managing Director, Healthcare Investment Banking (2018‑2020)

Held various senior roles at Deutsche Bank and Wells Fargo Securities
EDUCATION:
•
B.S., University of California, Los Angeles

•
MBA, Columbia Business

AGE: 51 Chief Administrative Officer and Secretary since October 2014	KRISTEN WILLIAMS, ESQ.

KEY EXPERIENCE
Ms. Williams has been a key member of Pacira’s legal team for over 13 years, following her earlier role as the Company’s legal consultant. Her extensive knowledge of our strategic priorities, compliance requirements and all aspects of public company operations provide significant contributions to our legal team and support the effective execution of our value growth initiatives.
•
Extensive experience in corporate law, including complexities surrounding public and private M&A, corporate finance, securities law and compliance.

•
Deep experience with healthcare industry acquired through a prior corporate role and her law practice with a core focus in healthcare.

BACKGROUND AND CAREER HIGHLIGHTS
Pacira BioSciences (Nasdaq: PCRX)
•
Chief Administrative Officer and Secretary (since 2014)

•
VP, General Counsel (2013‑2014)

•
Corporate Counsel (2011‑2013)

•
Legal Consultant (2011)

Bioenvision, a biopharmaceutical company focused on compounds for cancer treatment
•
VP, Corporate Compliance and Assistant General Counsel (2004‑2007, until merger with Genzyme Corporate)

Paul Hastings, a global corporate law firm
•
Attorney, Corporate Law (1999‑2004)

EDUCATION:
•
B.S., Bucknell University

•
JD, University of Denver, College of Law

Pacira BioSciences, Inc. 2025 Proxy Statement | 47

EXECUTIVE OFFICERS
AGE: 50 Chief Medical Officer since December 2023	JONATHAN SLONIN, M.D.

KEY EXPERIENCE
As Chief Medical Officer, Dr. Slonin oversees research and development and all customer-facing medical operations at Pacira, in addition to clinical, R&D, and medical strategy.
•
Dr. Slonin contributes over 15 years of senior experience in clinical leadership and medical strategy.

•
As a board-certified anesthesiologist, he has held several medical leadership positions, where he demonstrated his ability to lead clinical teams, optimize medical practices, and drive operational excellence.

BACKGROUND AND CAREER HIGHLIGHTS:
Pacira BioSciences (Nasdaq: PCRX)
•
Chief Medical Officer (since 2023)

•
Chief Clinical Officer (2021‑2023)

•
SVP, Strategic Accounts (2020‑2021)

TeamHealth, a physician-led healthcare organization
•
Regional Medical Director, Southeast, Anesthesia (2016‑2020)

Cleveland Clinic Martin Health Center Hospital
•
Facility Medical Director and Chair, Anesthesiology (2013‑2016)

Lawnwood Regional Medical Center
•
Anesthesiologist (2005‑2013)

EDUCATION:
•
B.Sc. and MD, University of Miami

•
Anesthesiology residency, University of Miami / Jackson Memorial Hospital

•
MBA, George Washington University

AGE: 56 Chief Commercial Officer since January 2025	BRENDAN TEEHAN

KEY EXPERIENCE
Mr. Teehan is an accomplished biopharmaceutical executive with over 30 years of successful commercial leadership across a variety of patient-centric, pharmaceutical brands. His expertise provides valuable oversight of our sales, marketing and portfolio strategy for all three of our commercialized non-opioid products, enabling stronger execution of our robust pipeline and growth strategy.
•
Contributes extensive leadership experience in both privately and publicly held companies across multiple large and rare disease therapeutic categories and development stages.

•
Oversaw the commercial team of a public biopharmaceutical company’s first rare disease asset launch and division’s international commercial build and expansion.

BACKGROUND AND CAREER HIGHLIGHTS
Pacira BioSciences (Nasdaq: PCRX)
•
Chief Commercial Officer (since 2025)

Acadia Pharmaceuticals (Nasdaq: ACAD), a biopharmaceutical company
•
EVP, Chief Operating Officer, Head of Commercial (2021‑2024)

•
SVP, Chief Analytics & Insights Officer (2021‑2022)

•
VP, Commercial Insights, Analytics & Operations (2018‑2021)

Held various senior leader and commercial leadership roles at Tesaro, RainTree Oncology, Amgen, and Johnson & Johnson
EDUCATION:
•
B.A., University of Notre Dame

•
MBA, Carnegie Mellon University

There are no family relationships among any of our directors or executive officers.

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Executive Compensation

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

Executive Compensation
EXECUTIVE COMPENSATION
PROPOSAL 3
Advisory Vote to Approve Executive Compensation
The board unanimously recommends voting FOR the advisory vote to approve the compensation of our named executive officers.
As required by Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives stockholders the opportunity to approve or reject our executive pay program through the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers of Pacira BioSciences, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion in the Company’s proxy statement.”
We currently conduct the say on pay advisory vote annually, with the next vote following this year’s vote occurring at the next annual meeting of stockholders: (see Proposal 4, relating to the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers). The say on pay vote is advisory and therefore will not be binding on the People & Compensation Committee, the board, or the Company. However, the People & Compensation Committee and board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Please read the “Executive Compensation” section of this proxy statement before determining how to vote on this proposal. As discussed in more detail in the “Compensation Discussion and Analysis” section, which includes our 2024 performance highlights, the primary objectives of our executive compensation program are to:
•
increase stockholder value by attracting and retaining talented executives;

•
rewarding performance that meets or exceeds our established goals; and

•
aligning the interests of our executives with those of our stockholders.

Our People & Compensation Committee, which was advised by an independent compensation consultant, aims to reward our named executive officers for performance and align their interests with those of our stockholders.

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Executive Compensation
Compensation Discussion and Analysis
51	COMPENSATION DISCUSSION AND ANALYSIS
52	I. Executive Summary
52	2024 Company Performance
54	Executive Compensation Highlights
57	Compensation Governance Highlights
58	2024 Say-on-Pay Vote
58	II. Executive Compensation Philosophy and Objectives
59	III. Role of People & Compensation Committee, Management and Compensation Consultant
61	IV. Peer Group
62	V. Elements of Our Executive Compensation Program
62	Base Salaries
63	Annual Incentive Bonuses
66	2024 Cash LTIP Targets and Earned Awards
70	Equity Incentive Awards
71	Compensation in Connection with Leadership Transitions • NEW •
72	VI. Other Compensation Policies and Practices
72	Policies and Practices Related to the Timing of Equity Awards • NEW •
74	Other Employment Benefits
74	Severance and Change of Control Arrangements
74	Clawback Policy
75	Anti-Hedging and Anti-Pledging Policy
75	Tax Considerations
75	Accounting Considerations

▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪	▪
This Compensation Discussion and Analysis provides information about our executive compensation program as it relates to the following “named executive officers” whose compensation information is presented in the tables and accompanying narratives following this discussion:
Frank Lee	Shawn Cross	Kristen Williams	Daryl Gaugler	Jonathan Slonin
Chief Executive Officer and Director(1)	Chief Financial Officer(1)	Chief Administrative Officer and Secretary	Executive Vice President, Commercial Operations(2)	Chief Medical Officer
David Stack	Charles A. Reinhart, III	Lauren Riker
Former Chief Executive Officer and Chairman(3)	Former Chief Financial Officer(4)	Former Interim Chief Financial Officer(5)

(1)
Mr. Lee was appointed CEO on January 2, 2024 and Mr. Cross was appointed CFO on October 21, 2024.

(2)
On January 16, 2025, Mr. Gaugler was named Executive Vice President, Commercial Operations, instead of his former title as Chief Operating Officer.

(3)
Mr. Stack announced his retirement in September 2023 and served as Chief Executive Officer and Chairman until January 1, 2024.

(4)
On February 26, 2024, we and Mr. Reinhart agreed that he would depart the Company, effective September 30, 2024.

(5)
Ms. Riker served as interim Chief Financial Officer from October 1, 2024 to October 20, 2024.

On December 20, 2023, the board appointed Frank D. Lee as chief executive officer of the Company and as a member of the board, in each case, effective January 2, 2024, and on October 21, 2024, the board appointed Shawn Cross as chief financial officer of the Company. In addition to these appointments, the board and Mr. Lee reshaped the Company’s executive team beyond its named executive officers throughout the course of 2024 and into early 2025. This Compensation Discussion and Analysis will therefore be reflective of a year of significant transition and change. For additional information, see “Compensation in Connection with Leadership Transitions” on page 71.

Pacira BioSciences, Inc. 2025 Proxy Statement | 51

Executive Compensation
I. EXECUTIVE SUMMARY
Our People & Compensation Committee is responsible for overseeing and making recommendations to our board regarding the compensation of our executive officers including base salary, cash, and equity incentive compensation levels and awards, severance arrangements, change of control benefits and other forms of executive compensation. The People & Compensation Committee is also responsible for evaluating our performance against our corporate goals, assessing the performance of our named executive officers and making related recommendations to our board, and ensuring our compensation program is aligned with our stockholders’ interests and the objectives described below and is competitive with those of other companies in our industry that compete with us for talent. As shown in this section, the People & Compensation Committee takes these responsibilities very seriously, and makes all compensation decisions in a thorough and thoughtful way.
The primary objective of our executive compensation program is to attract and retain superior executive talent by providing competitive incentives to reward our executives for performance and aligning executive interests with those of our stockholders and the long-term strategic goals and objectives approved by our board.
Our compensation program is made up of the following direct compensation elements:

2024 Company Performance
*
Included in net loss in 2024 was a $163.2 million goodwill impairment based upon an assessment that the fair value of goodwill was less than its carrying value.

**
Adjusted EBITDA is a non-GAAP financial measure. See “Appendix A—Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA” for the definition of Adjusted EBITDA and a reconciliation to the most directly comparable GAAP measure.

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Executive Compensation
•
In 2024, we reported record total revenues of $701.0 million, driven by EXPAREL net product sales of $549.0 million, ZILRETTA net product sales of $118.1 million, and iovera° net product sales of $22.8 million.

•
In February 2024, we received FDA approval of our supplemental New Drug Application (sNDA) for an enhanced, large-scale manufacturing suite for EXPAREL at our Science Center Campus in San Diego, California;

•
In February 2024, were granted RMAT designation for PCRX-201 (enekinragene inzadenovec), our novel, intra-articular high-capacity adenovirus (HCAd) gene therapy product candidate;

•
During 2024, we obtained six new Orange Book-listed patents for EXPAREL, including the first patent from a new family of EXPAREL patents produced by the enhanced larger-scale manufacturing process in San Diego, California that provides patent protection for EXPAREL into July 2044;

•
In May 2024 we completed a private placement of $287.5 million in aggregate principal amount of 2.125% convertible senior notes due 2029 (the “2029 Notes”) and used part of the net proceeds from the issuance of the 2029 Notes to repurchase $200.0 million in aggregate principal amount of our 0.750% convertible senior notes due 2025;

•
In October 2024, we obtained from CMS a permanent product-specific Healthcare Common Procedure Coding System (HCPCS) J-code for EXPAREL (J0666) that became effective January 1, 2025;

•
In November 2024, we obtained from CMS confirmation that both EXPAREL and iovera° qualify as eligible non-opioid pain management products under the NOPAIN Act.

•
In December 2024, we received 510(k) clearance from the FDA for a new iovera° Smart Tip designed to access the medial branch nerves to administer a medial branch block to manage chronic low back pain.

The following chart highlights the growth of our net product sales (EXPAREL, ZILRETTA, and iovera°) over the last three years:
Net Product Sales 2022-2024 ($ in millions)

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Executive Compensation

Executive Compensation Highlights
We believe that our executive compensation program is well-structured to support our business objectives, and that our compensation programs and policies reflect a pay-for-performance philosophy that is closely aligned with the long-term interests of our stockholders, as the majority of compensation our executives realize is aligned to corporate objectives and linked to the value of our common stock.
CEO COMPENSATION—FRANK D. LEE
Pursuant to his employment agreement entered into in connection with his appointment on January 2, 2024, Mr. Lee’s annual base salary for 2024 was $900,000 per year. Mr. Lee also participated in the Company’s annual cash incentive bonus program for executive officers, with his initial annual incentive bonus target set at 85% of his annual base salary. In addition, Mr. Lee participated in the Company’s cash LTIP for executive officers. To induce Mr. Lee to accept our offer of employment, he also received an initial grant of 692,512 stock options and a restricted stock unit grant for 99,520 shares of the Company’s common stock. He is entitled to participate in the Company’s other benefit programs generally available to employees of the Company.
2024 CEO Compensation Components
This chart represents the target values granted to Frank D. Lee, who began serving as our CEO on January 2, 2024. Actual amounts earned during 2024 can be found in the “Summary Compensation Table” on page 77. The chart below excludes a $900,000 one-time lump sum relocation payment to cover Mr. Lee’s reasonable costs and expenses associated with his relocation from Massachusetts to California as it is not a targeted or ongoing component of Mr. Lee’s compensation.
OVERALL REASONABLE EXECUTIVE COMPENSATION PROGRAM
Our People & Compensation Committee seeks to ensure that our compensation program is aligned with the interests of our stockholders, promotes the attainment our business goals and that the total compensation paid to each of our named executive officers is fair, reasonable and competitive. The People & Compensation Committee, as part of its thorough oversight on behalf of the board, evaluates the compensation of our named executive officers holistically, which considers the appropriate mix of base salary, annual incentive bonuses, cash LTIP targets and equity awards, and has determined that the targeted total compensation of our named executive officers is within the range of the competitive market. These elements are designed to incentivize and reward our executives

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Executive Compensation
for the achievement of challenging performance objectives tied to important corporate milestones and increases in stockholder value over time.

Annual Incentive Bonuses
The People & Compensation Committee believes that annual incentive bonuses that are awarded to our named executive officers based on Company and individual performance goals provide our named executive officers additional incentive to outperform our goals, including our goal of increasing stockholder value, and ensure that we attract and retain talented named executive officers. Each year, the People & Compensation Committee establishes a target annual incentive award for each named executive officer expressed as a percentage of the executive’s base salary, based on results of Aon’s comparative assessment regarding annual incentive award targets for comparable positions at peer companies, the estimated contribution and responsibility of the individual named executive officer and market practices.
These annual incentive bonuses are short-term and variable in nature and are separate from amounts earned under the cash LTIP, as discussed below.
In 2024, the People & Compensation Committee approved the Company factor for annual incentive bonuses at 90% of target for our named executive officers based on the factors discussed in the section titled “Annual Incentive Bonuses” on page 63 and the section titled “2024 Corporate Dashboard and Performance” on page 65.

Equity Grants
The People & Compensation Committee believes that equity grants are a long-term incentive opportunity to motivate and reward our named executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to stockholders.
In 2024, in connection with their hirings, the People & Compensation Committee granted Frank D. Lee, our chief executive officer and Shawn Cross, our chief financial officer, an approximate equity mix of 75% stock options and 25% RSUs in accordance with standard practices for new hires with the primary objective being to align their compensation arrangements with stockholder value creation.
In 2024, the People & Compensation Committee determined that RSUs were the best vehicle to use for equity grants for our other named executive officers, as they motivate and incentivize our named executive officers because they have upside potential but also provide a retentive benefit and encourage our executives to focus on the long-term success of the Company because they deliver some value even during periods of stock price underperformance, while also reinforcing an ownership culture and commitment to Pacira. As such, for our other named executive officers, the People & Compensation Committee granted equity awards as 100% of time-vested RSUs. In doing so, the People & Compensation Committee considered the importance of bolstering executive retention during a period of significant business turbulence, combined with a lack of retentive value from prior stock option awards at such time. In addition to the annual awards, Kristen Williams and Daryl Gaugler each received a special retention award of time-based RSUs to enhance retention and recognize the additional workload associated with the transition in CEO leadership, and Jonathan Slonin received 10,000 stock options and 5,000 RSUs for his promotion to Chief Medical Officer.

Pacira BioSciences, Inc. 2025 Proxy Statement | 55

Executive Compensation
The following charts illustrate the vesting schedules of stock options and RSUs granted* to our named executive officers in 2024:
*
Excludes retention RSU grants made to each of Ms. Williams and Mr. Gaugler. For more information, see “Retention Equity Grants to Kristen Williams and Daryl Gaugler” on page 72.

Cash Long-Term Incentive Plan
The cash LTIP is a long-term cash award based on our performance against ambitious goals with a modifier based on relative TSR performance.
The cash LTIP is intended to:
•
motivate and reward participants to drive stockholder value by achieving certain performance goals; and

•
further enhance retention

Unlike the annual cash incentive bonus opportunity which is short-term in nature, the cash LTIP is based solely on financial metrics and a TSR multiplier (which further aligns executives’ interests with those of stockholders) and provides cash awards to participants based on the achievement of certain performance goals during each applicable performance period (January 1 through December 31 of each calendar year), with the potential award amount ranging from 0% to 225% of the target cash award. There is also a retention element—if the performance goals are achieved, the cash LTIP awards will then vest in full only after a three-year vesting period, subject to the participant’s continued employment (except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the People & Compensation Committee).
The executive officers that participated in the cash LTIP in 2024 earned a cash LTIP payment at 85% of target based on the achieved level of performance for two equally-weighted financial metrics. For more information, see the section titled “2024 Cash LTIP Targets and Earned Awards” on page 66.
Total Target Compensation Mix
These charts represent the target values granted to our CEO, Frank D. Lee and the average of our other named executive officers in 2024 (excluding Messrs. Stack and Reinhart who were known to be departing, and Ms. Riker who was interim CFO for approximately three weeks). To incentivize them to accept their offers of employment with the Company in the context of a highly competitive market, Messrs. Lee and Cross received larger equity grants in connection with their hirings than would be targeted for them in subsequent years. These targeted values also exclude special retention grants made to Ms. Williams and Mr. Gaugler and a grant to Dr. Slonin of stock options and RSUs in connection with his promtion to Chief Medical Officer. Actual amounts earned can be found within “Compensation Discussion and Analysis” beginning on page 51.

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Executive Compensation

Compensation Governance Highlights
In order to further align the long-term interests of management with those of our stockholders and align our compensation program with corporate governance best practices, The People & Compensation Committee has established the following policies and practices:
Things We Do
Independent People & Compensation Committee that approves all compensation for our named executive officers
Independent compensation consultant whose independence is reviewed annually by the People & Compensation Committee
Annual Say-on-Pay vote
Reasonable “double trigger” change of control benefits triggered upon a change of control followed by termination of the executive without cause or resignation for good reason
People & Compensation Committee assesses whether compensation practices increase risk-taking or risk to the Company, exercising its responsibilities under its charter and its important oversight role
Pay-for-performance philosophy
Emphasis on long-term compensation components to further align executives with the interests of stockholders
Active stockholder engagement on compensation topics
Stock ownership guidelines for CEO (6x annual base salary) and other named executive officers (3x annual base salary)
Clawback policy applicable to incentive-based compensation awards for our executive officers.
Things We Don’t Do
No excise tax gross-ups in connection with parachute payments in the event of a change of control
No pensions or any other enhanced benefit programs beyond those typically available to all employees
Limited perquisites
No hedging or pledging of company stock
No stock option repricing without stockholder approval
No discounted stock option grants
No “evergreen” provisions in our equity compensation plans to increase shares available for issuance as equity awards
No “single trigger” change of control benefits.

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Executive Compensation

2024 Say-on-Pay Vote
At our annual meeting of stockholders in June 2024, we held an advisory stockholder vote to approve the compensation of our named executive officers, which we refer to as say-on-pay. The compensation of our named executive officers reported in our 2023 proxy statement was approved by over 90% of the votes cast at the 2024 annual meeting of stockholders.
The People & Compensation Committee believes this affirms our stockholders’ support of our approach to executive compensation, and, as a result, the People & Compensation Committee did not make any significant changes to our executive compensation program for 2024. The People & Compensation Committee will continue to consider the outcome of our say-on-pay votes and feedback from stockholders when making future compensation decisions for our named executive officers.

II.
EXECUTIVE COMPENSATION PHILOSOPHY AND
OBJECTIVES

Our compensation philosophy is performance-based and focuses on aligning the financial interests of our named executive officers with those of our stockholders. Our primary objective with respect to executive

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Executive Compensation
compensation is to attract, retain, and motivate superior executive talent with the skills and experience to successfully execute our business strategy. Our executive compensation program is designed to:

1. Provide competitive incentives that reward the achievement of performance goals that are designed to directly correlate to the enhancement of stockholder value
2.
Align the interests of our executives with those of our stockholders through the use of equity grants by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing long-term stockholder value

	3. Provide long-term incentives that promote executive retention	4. Provides our executives with incentives to achieve our long-term strategic goals and objectives approved by our board and to reward them for doing so.
To achieve these objectives, our executive compensation program ties a significant portion of each named executive officer’s overall compensation to key pre-determined, objective corporate financial goals and to individual performance and goals. We have also historically provided a portion of our executive compensation in the form of equity awards that vest over time, which we believe helps to retain our named executive officers and aligns their interests with those of our stockholders by allowing them to participate in our long-term performance as reflected in the trading price of our common stock.
III.
ROLE OF PEOPLE & COMPENSATION COMMITTEE,
MANAGEMENT AND COMPENSATION CONSULTANT

Our People & Compensation Committee makes all compensation decisions regarding our named executive officers. Our People & Compensation Committee is charged with, among other things, the oversight of our human resources function and the responsibility of reviewing our executive compensation policies and practices (including that of our named executive officers) to ensure adherence to our compensation philosophy and objectives and that the total compensation paid to our named executive officers is consistent with our performance and is fair, reasonable, and competitive with other companies within our industry.
Our chief executive officer annually reviews the performance of each of our named executive officers, other than himself, and, based on these reviews, makes recommendations to our People & Compensation Committee regarding salary adjustments, annual incentive bonus payments, cash LTIP awards, and equity incentive awards for such named executive officers. The People & Compensation Committee believes it is valuable to consider the recommendations of our chief executive officer with respect to these matters because, given his knowledge of our operations and the day-to-day responsibilities of our named executive officers, he is in a unique position to provide the People & Compensation Committee with perspective into the performance of our executive officers in light of our business at a given point in time.
While the People & Compensation Committee considers the chief executive officer’s reviews and recommendations, the People & Compensation Committee decides the compensation of our named executive officers and also considers, among other things, company and individual performance, peer group data, and recommendations from Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), the People & Compensation Committee’s independent compensation consultant, as further described below.

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Executive Compensation
As part of the 2024 compensation process, our People & Compensation Committee retained Aon as its independent compensation consultant. Aon has served in this capacity since 2011. Aon provided advisory services with respect to executive and equity compensation and a competitive assessment of compensation for non-executives and sales personnel, in each case, as directed by the People & Compensation Committee. Aon provides additional services to management in the areas of non-executive compensation (including deferred compensation), with all activities being reviewed and approved by the People & Compensation Committee or its chair before any services are provided.
Prior to engaging Aon, our People & Compensation Committee considered the independence of Aon in accordance with the terms of the People & Compensation Committee’s charter and applicable regulations mandated by Nasdaq and the SEC. In total, fees paid to Aon during 2024 for services not related to Aon’s work with the People & Compensation Committee, such as commercial risk brokerage, were $306,973. Fees paid to Aon during 2024 for services related to recommending the amount and form of executive and director compensation were approximately $347,312. The decision to engage Aon for these other services was made by management, and the People & Compensation Committee approved such other services of Aon. After conducting this assessment, our People & Compensation Committee did not identify any conflicts of interest with respect to Aon and concluded that Aon was independent.
In making determinations about executive compensation, the People & Compensation Committee believed that obtaining relevant market data was important, because it served as a reference point for making decisions and provided very helpful context. When making decisions about the structure and component mix of the executive compensation program, the People & Compensation Committee considered the structure and components of, and the amounts paid under, the executive compensation programs of other comparable peer companies, as derived from public filings and other sources.

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IV. PEER GROUP
For 2024, our People & Compensation Committee identified certain peer group data with the assistance of Aon. The People & Compensation Committee took the results of Aon’s comparative analyses of our peer group (as described below), as well as the considerations provided by Aon with respect to components and levels of compensation for our named executive officers, under advisement and as a reference point in determining competitive market practice in our industry. The People & Compensation Committee considered the assessment of peer group market compensation, historical compensation levels, subjective assessments of individual performance and value to the Company and other subjective factors in establishing and approving the various elements of our executive compensation program for 2024.
Our peer companies are selected from publicly-traded pharmaceutical and biotechnology companies based in the U.S. and then further refined to more closely align with us based on:
•
revenue,

•
market capitalization, and

•
employee headcount.

The People & Compensation Committee also takes into consideration:
•
stage of development,

•
growth in revenue, and

•
stock price

In general, the People & Compensation Committee accords less weight to market capitalization due in part to the number of factors that can influence and cause volatility in the trading price of the common stock of a company. In addition, the People & Compensation Committee views the consistency and robustness of the peer group over time as being very important.
At the time the 2024 peer group was approved by the People & Compensation Committee in September 2023, based on analysis and recommendations from Aon, our market capitalization was positioned at approximately the 28th percentile of our peer group, and our projected 2023 year-ending revenues was positioned at approximately the 69th percentile of our peer group. Other factors considered to a lesser extent were as follows: (i) headcount, where we were positioned at the 52nd percentile of the approved peer group, (ii) 3-year revenue growth, where we were positioned at the 55th percentile, and (iii) 3-year relative total stockholder return (TSR), where we were positioned at the 28th percentile. The People & Compensation Committee believes that the companies selected to our peer group are broadly comparable to us and represent our labor market for talent for key leadership positions. Our People & Compensation Committee annually reviews our peer group with Aon to determine if adjustments are necessary to ensure that it continues to be relevant or if additional peer companies or groups are necessary to provide appropriate information on market practices and compensation levels. Where possible, the People & Compensation Committee prefers to maintain consistency in the peer group year-over-year and takes into consideration our future outlook and growth strategy in relation to companies proposed for inclusion or exclusion from the current peer group.

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Our peer group for 2024 compensation purposes was as follows:
Company Name	Ticker Symbol	Trailing 12-Month Revenue as of August 4, 2023 ($ miillions)	30-Day Average Market Cap as of August 4, 2023 ($ billions)
ACADIA Pharmaceuticals, Inc.	ACAD	$550.9	$4.7
Alkermes plc	ALKS	1,462.0	5.0
Amicus Therapeutics, Inc.	FOLD	336.8	3.7
ANI Pharmaceuticals, Inc. +	ANIP	358.7	1.0
Blueprint Medicines Corporation	BPMC	225.6	3.5
CareDx, Inc.	CDNA	319.6	0.6
Corcept Therapeutics, Inc.	CORT	428.2	2.5
Dynavax Technologies	DVAX	459.4	1.8
Exelixis, Inc.	EXEL	1,714.3	6.4
Halozyme Therapeutics, Inc.	HALO	705.0	5.5
Ionis Pharmaceuticals, Inc.	IONS	576.0	5.9
Ironwood Pharmaceuticals, Inc.	IRWD	417.1	1.7
Natera, Inc.	NTRA	931.0	5.4
Organogenesis Holdings, Inc.	ORGO	461.4	0.5
PTC Therapeutics, Inc.	PTCT	818.7	3.0
Sarepta Therapeutics, Inc.	SRPT	1,003.4	10.0
Supernus Pharmaceuticals, Inc.	SUPN	668.5	1.7
Travere Therapeutics, Inc.	TVTX	226.1	1.2
Ultragenyx Pharmaceutical, Inc.	RARE	402.9	3.0
United Therapeutics Corporation	UTHR	2,110.9	11.0
Pacira	PCRX	669.2	1.7
+ Company added to peer group for 2024
For 2024, the People & Compensation Committee removed Emergent BioSolutions, Inc. due to their revenues and market capitalization now falling significantly outside the peer group criteria, and added ANI Pharmaceuticals, Inc. due to being aligned to most or all the peer criteria and being potential executive talent competitors.
V. ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
The People & Compensation Committee reviews and considers the performance of each named executive officer and considers the amount of compensation:
•
we are willing to pay to retain each named executive officer;

•
we would have to pay to replace each named executive officer; and

•
that the named executive officer could otherwise command in the competitive employment market.

The primary elements of our executive compensation program are:

Base Salaries
We use competitive base salaries to attract and retain qualified executives with the knowledge, skills, and abilities necessary to successfully execute their job responsibilities to help us achieve our growth and performance goals. Base salaries are intended to recognize a named executive officer’s immediate contribution to our organization, as well as his or her experience, knowledge, and responsibilities.

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Our People & Compensation Committee annually evaluates adjustments to named executive officer base salary levels, including:
•
recommendations from our chief executive officer (for named executive officers other than himself);

•
the named executive officer’s skills and experience;

•
the particular importance of the named executive officer’s position to us;

•
the named executive officer’s individual performance;

•
the named executive officer’s growth in his or her position; and

•
the results of Aon’s comparative assessment regarding base salaries for comparable positions at peer companies.

For newly hired executive officers, the People & Compensation Committee establishes initial base salaries through arm’s-length negotiations at the time the executive officer is hired, considering the position and the executive’s experience, qualifications, and the competitive market.
After considering the above factors, in January 2024, our People & Compensation Committee approved merit increases to the 2024 base salary for each of our continuing named executive officers. The 2024 base salaries of our named executive officers are below:
Named Executive Officer	2024 Base Salary ($)	Increase over 2023 Base Salary
Frank Lee	900,000	―	%(1)
David Stack	942,000	―	%(2)
Shawn Cross	525,000	―	%(1)
Lauren Riker	374,700	―	%(3)
Charles A. Reinhart, III	496,600	2.0%
Kristen Williams	519,600	3.5%
Daryl Gaugler	512,000	2.5%
Jonathan Slonin	535,000	―	%(4)

(1)
Mr. Lee was appointed CEO on January 2, 2024 and Mr. Cross was appointed CFO on October 21, 2024.

(2)
In September 2023, Mr. Stack informed the board that he intended to retire immediately following the appointment of his successor as CEO, which occurred when Mr. Lee was appointed CEO on January 2, 2024. As such, the board did not provide Mr. Stack with an increase in his base salary for 2024.

(3)
Ms. Riker served as interim Chief Financial Officer from October 1, 2024 to October 20, 2024. As such, her 2023 base salary was not previously reported.

(4)
Dr. Slonin was promoted to Chief Medical Officer in December 2023 and received an increase in connection with his promotion at that time. He did not receive a base salary increase in 2024 as a result.

Annual Incentive Bonuses
The People & Compensation Committee believes that annual incentive bonuses that are awarded to our named executive officers based on Company and individual performance goals provide our named executive officers additional incentive to outperform our financial goals, increase stockholder value and ensure that we attract and retain talented named executive officers. Each year, the People & Compensation Committee establishes a target annual incentive award for each named executive officer expressed as a percentage of the executive’s base salary, based on results of Aon’s comparative assessment regarding annual incentive award targets for comparable positions at peer companies, the estimated contribution and responsibility of the individual named executive officer and market practices. The Company’s performance goals include those that are both financial and non-financial in nature, while individual performance goals are assessed based on the executive’s performance vis a vis both the Company’s performance goals as well as individual and departmental goals. Company and Individual performance is capped at 150% achievement for each goal. No named executive officer achieved this maximum level of performance for any goal during 2024, which highlights the rigorousness of the Company’s performance goals.

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These annual incentive bonuses are short-term and variable in nature and are separate from amounts earned under the cash LTIP, as discussed below.
2024 ANNUAL INCENTIVE BONUS TARGETS AND PAYOUTS
For 2024, the targets for our named executive officers and actual payouts were as follows:
2024 Annual Incentive Bonus (as a Percentage of Base Salary)(1)(2)
Named Executive Officer	Target
Frank Lee	85%
David Stack(3)	85%
Shawn Cross(3)	50%
Lauren Riker	50%
Charles A. Reinhart, III(3)	50%
Kristen Williams	50%
Daryl Gaugler	50%
Jonathan Slonin	50%

(1)
The corresponding amounts earned for the 2024 annual incentive bonus are included in the “Bonus” column of the Summary Compensation Table, which can be found on page 77.

(2)
The Company’s performance was achieved at 90% for its named executive officers in 2024. Please see “2024 Corporate Dashboard and Performance” below for more information.

(3)
Messrs. Stack, Reinhart, and Cross received a bonus for their pro rata length of employment during 2024.

Additionally, for 2024, the weight of our named executive officers individual performance and the Company’s performance were as follows:
	2024 Annual Incentive Bonus Company vs. Individual Performance Weighting
Named Executive Officer	Company Performance	Individual Performance
Frank Lee(1)	100%	― %
David Stack(1)	100%	― %
Shawn Cross	75%	25%
Lauren Riker	75%	25%
Charles A. Reinhart, III	75%	25%
Kristen Williams	75%	25%
Daryl Gaugler	75%	25%
Jonathan Slonin	75%	25%

(1)
Messrs. Lee and Stack do not have an individual performance rating as Chief Executive Officer. Their annual incentive bonuses are entirely tied to company performance.

Our People & Compensation Committee assesses the achievement of corporate and individual goals and performance at the end of each fiscal year to determine the appropriate bonus for each named executive officer. In addition to financial goals, other factors considered in determining performance include corporate goals related to manufacturing, clinical, regulatory, marketing, and business development, among others.
The 2024 annual incentive bonus was paid at a corporate factor 90% of target, which reflects the Company’s 2024 operational and financial performance. The People & Compensation Committee approved the Company’s annual incentive bonuses at a corporate factor of 90% of target for all named executive officers, reflecting the fact that we:
•
achieved our revenue targets while implementing significant organization changes required to lay the foundation for future growth;

•
received FDA approval of our sNDA for an enhanced, large-scale manufacturing suite for EXPAREL at our Science Center Campus in San Diego, California;

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•
were granted RMAT designation for PCRX-201 (enekinragene inzadenovec), our novel, intra-articular HCAd gene therapy product candidate. RMAT designation is a dedicated program designed to expedite the development and review processes for promising therapies—including genetic therapies—that are intended to treat, modify, reverse, or cure a serious or life-threatening disease or condition, and for which preliminary clinical evidence indicates that the drug or therapy has the potential to address an unmet medical need;

•
obtained six new Orange Book-listed patents for EXPAREL, including the first patent from a new family of EXPAREL patents produced by the enhanced larger-scale manufacturing process in San Diego, California that provides patent protection for EXPAREL into July 2044;

•
completed a private placement of $287.5 million in aggregate principal amount of 2029 Notes and used part of the net proceeds from the issuance of the 2029 Notes to repurchase $200.0 million in aggregate principal amount of our 0.750% convertible senior notes due 2025;

•
obtained from CMS a permanent product-specific HCPCS J-code for EXPAREL (J0666) that became effective January 1, 2025.

•
obtained from CMS confirmation that both EXPAREL and iovera° qualify as eligible non-opioid pain management products under the NOPAIN Act.

•
Received 510(k) clearance from the FDA for a new iovera° Smart Tip designed to access the medial branch nerves to administer a medial branch block to manage chronic low back pain.

Despite the multiple accomplishments described above, the People & Compensation Committee acknowledges that there was a loss to the Company’s market capitalization in 2024 and an adverse impact on stockholders due to the unfavorable outcome in the first of several Hatch-Waxman Act patent lawsuits (the “Paragraph IV patent litigation”) while still acknowledging that this litigation, along with the Company’s broader intellectual property strategy, is a work in progress, and that additional legal actions and additional patents were anticipated in the coming years. In doing so, the People & Compensation Committee used its discretion to account for this significant event, and accordingly reduced the payout under the annual incentive bonus plan. Subsequently, in April 2025, these matters were favorably settled by the Company and the other parties to the litigation.

2024 Corporate Dashboard and Performance
The Company’s 2024 Corporate Dashboard was approved by the board and the People & Compensation Committee and included goals that roll-up into three main categories with a weighted mix: financial and commercial; culture and people; and pipeline and manufacturing. In 2024, financial and commercial goals consisted of net product sales, operating expenses, gross margins, and market readiness for the implementation of the NOPAIN Act; culture and people goals consisted of building organizational capabilities and infrastructure to drive future growth and fostering an improved corporate culture while finding and developing talent; and pipeline and manufacturing goals included progress in clinical trials, manufacturing milestones, FDA approval of our new enhanced, larger-scale manufacturing suite at our Science Center Campus in San Diego, California, protecting innovations and inventions through filed intellectual property; and obtaining a favorable outcome in the Company’s first Paragraph IV patent litigation. The Company’s 2024 performance against this dashboard was assessed by the People & Compensation Committee in reaching its determination on the Company performance factor for the annual incentive bonus. The final performance results for the 2024 Corporate Dashboard were as follows:

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Category	Weight	Assessed Performance(1)	Result
Financial & Commercial	40%	100%	40%
Culture & People	30%	105%	31.5%
Pipeline & Manufacturing	30%	95%	28.5%
Total			100%
People & Compensation Committee Adjustment(2)			(10)%
Final Result			90%

(1)
Payout ranges on assessed performance for each goal underlying the categories of the corporate dashboard range from zero to 150%. For goals that meet their target, performance is assessed between 90% and 110%. Goals contained within each category are not necessarily equally weighted.

(2)
Despite the multiple accomplishments described above, the People & Compensation Committee acknowledges that there was a loss to the Company’s market capitalization and an adverse impact on stockholders due to the unfavorable outcome in the Company’s first Paragraph IV patent litigation, while still acknowledging that this litigation, along with the Company’s broader intellectual property strategy, is a work in progress, and that additional legal actions and additional patents anticipated in the coming years. In doing so, the Committee acknowledged using its discretion to account for this significant event, and accordingly reduced the payout under the annual incentive bonus plan. As a result, for the Company’s named executive officers in 2024, the corporate performance factor was deemed to be achieved at 90% of goal. Subsequently, in April 2025, these matters were favorably settled by the Company and the other parties to the litigation.

In reaching the final result for the 2024 Corporate Dashboard and Performance, the People & Compensation Committee also considered notable major accomplishments beyond the goals set earlier in the year, including: obtaining a J-Code for EXPAREL and a C-Code for iovera°; obtaining a notice of issuance for a new EXPAREL patent family; receiving RMAT designation from the FDA for PCRX-201 (the first gene therapy product candidate to ever receive the designation); the presentation of PCRX-201 two-year data at the American College of Rheumatology Conference; and the signing of a term sheet for the acquisition of GQ Bio Therapeutics GmbH, ultimately completed in February 2025. As noted above, the People & Compensation Committee also acknowledged the negative outcome in the Company’s first Paragraph IV lawsuit.

2024 Cash LTIP Targets and Earned Awards
The purpose of the cash LTIP is to provide select employees of the Company and its subsidiaries (including our CEO and named executive officers) the opportunity to receive long-term cash incentive awards. The cash LTIP is intended to: (i) motivate and reward participants for increasing stockholder value by achieving certain objective, pre-determined performance goals, including relative total stockholder return (“TSR”); and (ii) enhance executive retention in a highly competitive talent market. The People & Compensation Committee believes that an annual cash incentive plan that offers significant awards to our named executive officers for meeting or exceeding Company performance goals provides our named executive officers with the incentive to meet or exceed our strategic Company goals and ensures that we attract and retain talented named executive officers. Notably, the cash LTIP differs from the annual incentive bonus opportunity in the relative TSR feature that further aligns our executives with stockholders, and there is an added retention element (an additional three-year vesting period after the performance year) that does not exist with the annual incentive bonus opportunity. The annual incentive bonus opportunity also features corporate and individual goals which are both qualitative and quantitative in nature. Further, unlike the annual incentive bonus opportunity, individual performance in a given year does not factor into the cash LTIP results.
The cash LTIP provides cash awards to participants based on the achievement of certain Company performance goals during each applicable performance period from January 1 through December 31 of each calendar year. The two financial metrics of net revenue and adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) (as defined below) are intended to drive topline growth and increased profitability, respectively. The result is then multiplied by a relative TSR component, as further explained below. In setting the performance metric levels, our People & Compensation Committee chose target goals that it considered rigorous and challenging and that took into account the relevant risks and opportunities, and our business objectives. In particular, our People & Compensation Committee reviewed the relevant financial objectives set as a result of the development of the fiscal year budget, considering various risks of achieving specific actions that underlie the targets, the implied

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performance relative to prior years, and risks associated with various macroeconomic factors. If the performance goals are achieved, the cash LTIP awards will vest in full after a three-year vesting period, subject to the participant’s continued employment, except in the case of death or disability during the vesting period, or unless otherwise approved by the board or the People & Compensation Committee. Payment of any earned awards will occur within 60 days following the end of the three-year vesting period. Awards earned under the cash LTIP are separate from those earned under our annual incentive bonus program, and can range from anywhere between 0% and 225% of target.
For 2024, the cash LTIP targets for our named executive officers were as follows:
Named Executive Officer	2024 Cash LTIP Target (as a Percentage of Base Salary)	2024 Cash LTIP Target Award ($)(1)
Frank Lee	85%	$762,900
David Stack(2)	N/A	N/A
Shawn Cross(3)	N/A	N/A
Lauren Riker	50%	$187,400
Charles A. Reinhart, III(4)	N/A	N/A
Kristen Williams	50%	$259,800
Daryl Gaugler	50%	$256,000
Jonathan Slonin	50%	$267,500

(1)
Represents the targeted award at 100% achievement. Actual amounts earned for 2024 are presented in the Summary Compensation Table appearing on page 77 and are shown below on page 68.

(2)
In September 2023, Mr. Stack informed the board that he intended to retire following the appointment of his successor as CEO, which occurred when Mr. Lee was appointed CEO on January 2, 2024. As such, Mr. Stack did not participate in the cash LTIP program for 2024.

(3)
Mr. Cross was appointed CFO on October 21, 2024. As such, Mr. Cross did not participate in the cash LTIP program for 2024.

(4)
On February 26, 2024, the Company and Charles A. Reinhart, III, the Company’s former CFO, agreed that he would depart the Company, effective September 30, 2024. As such, Mr. Reinhart did not participate in the cash LTIP program for 2024.

The cash LTIP performance metrics for the 2024 performance year were as follows(1):
The Cash LTIP performance metrics were as follows and were equally weighted at 50% each
Performance Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Performance
Net revenue(2)	50%	95% of Target $662.2m	100% of Target $697.0m	105% of Target $731.9m	99.0% of Target $689.9m
Adjusted EBITDA(3)	50%	90% of Target $210.6m	100% of Target $234.0m	110% of Target $257.4m	96.0% of Target $224.7m

(1)
The 2024 cash LTIP targets exclude $1.7 million of net adjustments related to net revenues and cost of goods sold for sales to our third-party partner for our bupivacaine liposome injectable suspension in veterinary use because we do not have any control over the timing or quantities of the third-parties’ sales or order patterns, and also excludes the accounting cost of the cash LTIP itself. These items are not intended to positively impact the net revenue metric nor adversely impact the adjusted EBITDA metric. Additionally, the figures reported here will not be comparable with our consolidated financial results as reported in our latest Annual Report on Form 10-K, filed with the SEC on February 27, 2025 or in this proxy statement, including “Appendix A—Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA”.

(2)
Net revenue includes all gross revenues less product returns, allowances, prompt payment discounts, wholesaler service fees, volume rebates, chargebacks, and similar items of variable consideration, as applicable.

(3)
Adjusted EBITDA includes GAAP to non-GAAP adjustments to net loss, the most directly comparable GAAP financial measure, that reflect how the Company’s management analyzes its financial results. The adjusted EBITDA figures presented here are unlikely to be comparable with adjusted EBITDA disclosures released by other companies or us in other contexts, including due to the fact that for purposes of the cash LTIP, adjusted EBITDA includes adjustments related to net revenues and cost of goods sold for sales to our third-party partner for our liposome bupivacaine injectable suspension in veterinary use because we do not have any control over the timing or quantities of the third-parties’ sales or order patterns, and also excludes the accounting cost of the cash LTIP itself. In 2024, adjusted EBITDA for calculating performance under the cash LTIP also included adjustments to GAAP net loss by adding back interest expense, income tax expense, depreciation expense, amortization of acquired intangible assets, restructuring charges, acquisition- related charges, a loss on termination of a lease, stock-based compensation, former CEO transition costs, and a goodwill impairment, and by subtracting interest income, changes in the fair value of contingent consideration, and a gain on the early extinguishment of debt.

Note: Performance and payouts in between levels is calculated on a straight-line basis.

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The performance against the two cash LTIP performance metrics is equally weighted to determine the potential award, which is then subject to the application of the relative TSR component.
The relative TSR component based on the Company’s level of achievement against the companies comprising the S&P Pharmaceuticals Select Industry Index is applied to the earned payout resulting from the achievement of the performance metrics as follows:
Percentile Ranking	≤ 50th	55th	60th	65th	70th	≥ 75th	Result 12.0th
Payout Component	100%	110%	120%	130%	140%	150%	100%
Note: Performance and payouts in between levels is calculated on a straight-line basis.
For the 2024 cash LTIP performance period, the People & Compensation Committee certified a total payout of 85.0%(1) of target. The achievement levels and associated payouts are shown in the table and graphs below:
Performance Metric or TSR	Performance Level	Result	Payout Achieved
Net revenue	99.0%	$689.9 million	89.8%
Adjusted EBITDA	96.0%	$224.7 million	80.2%
Relative TSR	12.0th Percentile	12.0th Percentile	100%

(1)
The average of the payout achieved from each equally weighted performance metric of net revenue and adjusted EBITDA is 85.0%, and multiplying by the TSR component of 100.0% yields the 85.0% earned payout percentage.

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For the 2024 LTIP performance period, the named executive officers earned the following payouts pending the completion of a three-year vesting period which runs through December 31, 2028 and continued service.
Name	LTIP Payout ($)
Frank Lee	648,240
David Stack(1)	―
Shawn Cross(1)	―
Lauren Riker	159,191
Charles A. Reinhart, III(1)	―
Kristen Williams	220,751
Daryl Gaugler	217,523
Jonathan Slonin	227,295

(1)
Messrs. Stack and Reinhart did not participate due to their departures, and Mr. Cross did not participate as he began employment with the Company on October 21, 2024.

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Any payout amounts earned during a cash LTIP performance period are based on a percentage of each participants base salary at the time the cash LTIP was approved by the People & Compensation Committee. These earned payouts will then vest in full only after a three-year vesting period, subject to the participant’s continued employment (except in the case of death or disability during the vesting period).

Equity Incentive Awards
We believe that our long-term performance is enhanced through equity awards to our named executive officers. Equity awards motivate and incentivize our named executive officers:
1.
reward our named executive officers for maximizing stockholder value over time and provide our named executive officers with a strong link to our long-term performance by enhancing their accountability for long-term decision making;

2.
ensure focus on long-term value creation and our strategic objectives, and creates an ownership culture by aligning the interests of our named executive officers with the creation of long-term value for our stockholders;

3.
align the long-term interests of our named executive officers with those of our stockholders; and

4.
further our goal of executive retention.

All equity incentive awards granted to our named executive officers are approved by our People & Compensation Committee. Equity incentive awards to our named executive officers are made in the form of stock options with exercise prices equal to the closing market price of our common stock on the date of grant and time-vesting RSUs.
The People & Compensation Committee designed the long-term incentive opportunity to motivate and reward our executive officers to achieve multi-year strategic goals and to deliver sustained long-term value to stockholders. For 2024, the People & Compensation Committee determined that 100% RSUs were the best vehicle to use for grants to our existing named executive officers, as they motivate and incentivize our named executive officers because they have upside potential but also provide a retentive benefit and encourage our executives to focus on the long-term success of the Company because they deliver some value even during periods of stock price underperformance, while also reinforcing an ownership culture and commitment to Pacira. Please also see “Compensation in Connection with Leadership Transitions” below.
The equity awards granted to our named executive officers in 2024, along with their grant date fair values, were as follows:
Named Executive Officer	Stock Options (#)(1)	Stock Options Grant Date Fair Value ($)(2)	RSUs (#)(1)	RSUs Grant-Date Fair Value ($)(2)
Frank Lee	692,512	9,607,331	99,520	3,184,640
David Stack(3)	―	―	―	―
Shawn Cross	200,000	1,347,228	75,000	1,242,750
Lauren Riker	―	―	21,360	612,605
Charles A. Reinhart, III(3)	―	―	12,220	350,470
Kristen Williams(4)	―	―	88,000	2,606,742
Daryl Gaugler(4)	―	―	88,000	2,606,742
Jonathan Slonin	10,000	131,038	59,300	1,717,324

(1)
The stock option grants have an exercise price equal to the closing price of our stock price on the grant date, and vest as to 25% of the options shares on the first anniversary of the grant date, with the remaining option shares vesting in equal quarterly installments over the subsequent three years, provided that the named executive officer remains in continuous service with us as of each vesting date. The RSU awards vest in four equal annual installments beginning on the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date.

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During 2024, Messrs. Lee and Cross received stock options in connection with their commencement of employment, and Dr. Slonin received stock options in connection with his promotion to Chief Medical Officer. For more information on Dr. Slonin’s promotional grants, see "Jonathan Slonin Promotion to Chief Medical Officer" below.
(2)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(3)
Mr. Stack did not receive any equity grants in 2024 due to his retirement and Mr. Reinhart’s RSU grant was planned at 25% of the intended targeted value due to his agreed departure date of September 30, 2024.

(4)
Included in the RSU grants to each of Ms. Williams and Mr. Gaugler is a retention RSU grant of 33,700 RSUs to each individual made in February 2024 that have a two-year cliff-vest occurring on February 1, 2026. For more information, see “Retention Equity Grants to Kristen Williams and Daryl Gaugler” below.

Compensation in Connection with Leadership Transitions
Frank D. Lee, Chief Executive Officer
On December 20, 2023, the board appointed Frank D. Lee as Chief Executive Officer of the Company and as a member of the board, in each case, effective January 2, 2024. Pursuant to his employment agreement, Mr. Lee’s initial annual base salary was $900,000 per year. Mr. Lee also participated in the Company’s annual cash incentive bonus program for executive officers, with his initial annual incentive target set at 85% of his annual base salary. In addition, Mr. Lee participated in the Company’s cash LTIP for executive officers. To induce Mr. Lee to accept our offer of employment, he also received an initial grant of 692,512 stock options and an RSU grant for 99,520 shares of the Company’s common stock. He is entitled to participate in the Company’s other benefit programs generally available to employees of the Company. Additionally, Mr. Lee received a $900,000 one-time lump sum relocation bonus to cover reasonable costs and expenses associated with Mr. Lee’s relocation from Massachusetts to California. To determine an appropriate compensation package for Mr. Lee, the board and the People & Compensation Committee considered competitive market data from both the Company’s approved peer group and data validated from recently hired CEOs for similarly-sized commercial biopharmaceutical companies. To align Mr. Lee’s target total compensation with stockholder interests, his total target direct compensation was positioned at the 50th percentile, his pay mix was heavily weighted towards long-term incentives, and 75% of the fair value of his new hire equity grant was delivered in time-vesting stock options, for which Mr. Lee will only realize compensation to the extent that the fair value of our common stock is greater than the exercise price of such stock options.
Shawn Cross, Chief Financial Officer
On October 16, 2024, the board appointed Shawn Cross to serve as the Chief Financial Officer of the Company, effective October 21, 2024. Mr. Cross’s initial annual base salary was $525,000 per year. Mr. Cross is entitled to participate in the Company’s annual cash incentive bonus program for executive officers, and his initial annual incentive target was set at 50% of his annual base salary. Beginning in 2025, Mr. Cross will be eligible to participate in the Company’s cash LTIP for executive officers. Mr. Cross received an initial equity grant of 200,000 stock options and an initial RSU grant for 75,000 shares of the Company’s common stock. He is entitled to participate in the Company’s other benefit programs generally available to employees of the Company.
David Stack, Former Chief Executive Officer
On September 20, 2023, David Stack informed the board that he intended to retire as Chief Executive Officer of the Company and as Chairman and a member of the board effective immediately following the appointment of his successor as Chief Executive Officer in order to ensure a smooth transition of leadership.
In connection with his retirement and the services Mr. Stack will provide during the transition period, the Company (though its operating subsidiary) and Mr. Stack entered into the Retirement Agreement. For more information, please see “Related Person Transactions” on page 36 and “Compensation Tables — Potential Payments Upon Termination or Change of Control — David Stack Retirement” on page 86.

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Charles A. Reinhart, III, Former Chief Financial Officer
On February 26, 2024, the Company and Charles A. Reinhart, III, the Company’s former Chief Financial Officer, agreed that Mr. Reinhart would depart the Company, effective September 30, 2024. For more information, please see “Compensation Tables — Potential Payments Upon Termination or Change of Control — Charles A. Reinhart, III Departure” on page 86.
Lauren Riker, Interim Chief Financial Officer
On September 26, 2024, Lauren Riker, the Company’s Senior Vice President of Finance and principal accounting officer was appointed interim Chief Financial Officer of the Company (including as principal financial officer and continuing as principal accounting officer for SEC reporting purposes), effective October 1, 2024.
As an executive officer of the Company, Ms. Riker had an existing executive employment agreement. Ms. Riker’s annual base salary was $374,700 per year, which was not adjusted in connection with her appointment as interim Chief Financial Officer. Ms. Riker participated in the Company’s annual cash incentive bonus program for executive officers, with her annual incentive target set at 50% of her annual base salary, which was not adjusted in connection with her appointment as interim Chief Financial Officer. Ms. Riker also a participated in the Company’s cash LTIP, and her incentive target for such program was also not adjusted in connection with her appointment as interim Chief Financial Officer. In connection with her appointment as interim Chief Financial Officer, Ms. Riker received a $75,000 bonus which is repayable to the Company in the event that, within one year of payment, Ms. Riker’s employment is terminated for “cause” or she resigns for any reason other than “good reason” (each term as defined in her executive employment agreement). Ms. Riker participates in the Company’s other benefit programs generally available to employees of the Company.
Retention Equity Grants to Kristen Williams and Daryl Gaugler
In February 2024, in recognition of the fact that there was a need to retain critical executive talent with the appointment of a new CEO and in recognition of a heightened workload associated with the transition to a new CEO leading up to and after his appointment, the People & Compensation Committee awarded a retention equity grant to each of Kristen Williams, Chief Administrative Officer and Secretary, and Daryl Gaugler, at the time the Company’s Chief Operating Officer. Each of Ms. Williams and Mr. Gaugler received an RSU grant of 33,700 shares of the Company’s common stock that have a two-year cliff-vest occurring on February 1, 2026. In making these retention grants, the People & Compensation Committee considered competitive market data for life sciences companies with a similar fact pattern as well as the criticality of Ms. Williams and Mr. Gaugler to the Company and the need to retain their leadership during a period of transition.
Jonathan Slonin Promotion to Chief Medical Officer
In December 2023, Jonathan Slonin was promoted to Chief Medical Officer. Dr. Slonin received 10,000 stock options and 5,000 RSUs for his promotion to Chief Medical Officer. In the case of promotional grants, the Company’s practice is to grant such awards in the month following the promotion, which, in Dr. Slonin’s case, was January 2024. The stock options vest as to 25% of the option shares on January 3, 2025 and vest as to the remaining shares in successive equal quarterly installments over the subsequent three years. The RSU shares vest as to 25% of the shares in four equal annual installments, beginning on January 2, 2025. All vesting is subject to Dr. Slonin remaining in continuous service with the Company at each vesting date.
VI. OTHER COMPENSATION POLICIES AND PRACTICES

Policies and Practices Related to the Timing of Equity Awards
It has been the People & Compensation Committee’s long-standing practice to grant equity awards pursuant to a set cadence. New hire or promotion equity awards are typically granted on the first day of the month following

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the employee’s start date or promotion in the case of RSUs or the second trading day of the month following the employee’s start date or promotion in the case of stock options. Newly appointed directors receive a stock option grant on their date of appointment to the Board. Regardless, all equity awards are approved on or before the date of grant. Additionally, the Company typically grants stock options and RSUs to its directors at its June board meeting, which historically has been the day following the annual meeting of stockholders—a date determined (in most cases) nine-to-twelve months in advance. The grant date for those awards has historically been the date of the June board meeting. Prior to 2025, the Company would also grant annual equity awards to its named executive officers and other employees on this date, although it shifted this date to February in 2025 for this population to better align the performance review process with compensation decisions related to the Company’s annual performance and pay review cycle. The Company intends to grant these annual equity awards to employees in February on a go-forward basis.
The grant price of a stock option is the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of grant. The grant price of an RSU is the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of grant, or the previous trading day if the date of the RSU grant falls on a weekend or market holiday.
All equity grants require approval by the board or the People & Compensation Committee (or the Chief Executive Officer on behalf of the People & Compensation Committee for grants made to employees with a title of Vice President or below, provided that such grants are reviewed periodically by the People & Compensation Committee).
It is the People & Compensation Committee’s philosophy that maintaining a consistent and formulaic grant practice, based on both its long-standing cadence and board meeting dates that are set in advance, is in the best interests of the Company and its stockholders. Any deviation from these practices is at the discretion of the board or the People & Compensation Committee. While the People & Compensation Committee has discretionary authority to grant equity awards outside of the cycle described above, it does not have a practice or policy of granting equity awards in anticipation of the release of material non-public information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally affects the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of our equity awards. Although we do not have a formal policy with respect to the timing of our equity award grants, the People & Compensation Committee has historically granted such awards on a predetermined schedule.
Pursuant to Item 402(x) of Regulation S-K, the following table includes information related to stock options awarded to our named executive officers during 2024 within four business days before the filing of the Company’s annual report on Form 10-K, a periodic report on Form 10-Q, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information and ending one business day after the filing or furnishing of such report.
Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/sh)	Grant Date Fair Value of the Award ($)
Percentage change in the
closing market price of
the securities underlying the award
between the trading day ending
immediately prior to the disclosure
of material nonpublic information
and the trading day beginning
immediately following the disclosure
of material nonpublic information
(%)

Frank Lee	1/3/2024	692,512	$32.07	$9,607,331	6.9%
Jonathan Slonin	1/3/2024	10,000	$32.07	$131,038	6.9%
Shawn Cross	11/4/2024	200,000	$16.45	$1,347,228	2.4%

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Other Employee Benefits
We maintain broad-based benefits that are provided to all employees, including our:
•
401(k) retirement plan with company match,

•
employee stock purchase plan,

•
flexible spending accounts,

•
medical, prescription, dental, and vision care plans,

•
healthcare and dependent care savings accounts,

•
flexible work arrangements,

•
remote working opportunities,

•
life and disability insurance,

•
short- and long-term disability policies,

•
paid vacation,

•
paid parental leave,

•
mental health resources,

•
fertility and maternity assistance,

•
paid sick time, and

•
paid company and floating holidays.

Our named executive officers are eligible to participate in each of these programs on the same terms as non-executive employees. Separately, as discussed in more detail in “Compensation Tables—Non-Qualified Deferred Compensation Plan,” we maintain a non-qualified deferred compensation plan under which eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers.

Severance and Change of Control Arrangements
We have entered into employment agreements with each of our named executive officers. Each of these agreements provides the named executive officer with certain severance benefits in connection with certain terminations of the executive’s employment both before and after a change of control. The People & Compensation Committee believes that reasonable severance and change of control protections for our named executive officers:
•
strengthens our competitive compensation package by providing us with a recruitment and retention benefit;

•
aligns the interests of the named executive officers with those of the stockholders; and

•
ensures continued dedication to the Company in change of control situations that may result in personal uncertainties.

See “Employment Agreements, Severance, and Change of Control Arrangements” below.

Clawback Policy
We have adopted an Incentive Compensation Recovery Policy (the “clawback policy”) effective as of October 2, 2023 that complies with Nasdaq’s listing standards and the SEC’s clawback rules promulgated under Section 10D of the Exchange Act. In the event we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement, the clawback policy requires

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that the Company recover any excess incentive-based compensation received by a covered executive during the three completed fiscal years immediately preceding the date that we are required to prepare the restatement. Executives covered by the clawback policy are current and former executive officers, as determined by the People & Compensation Committee in accordance with Section 10D of the Exchange Act and the Nasdaq listing standards. Incentive-based compensation subject to the clawback policy includes any compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure. The amount subject to recovery is the excess of the incentive-based compensation received based on the erroneous data over the incentive-based compensation that would have been received had it been based on the restated results. The clawback policy will only apply to incentive-based compensation received on or after the effective date of October 2, 2023.

Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits our directors, management, employees, and contractors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including:
(i)
short sales of our securities, including short sales “against the box”; or

(ii)
purchases or sales of puts, calls or other derivative securities based on our securities.

Our Insider Trading Policy also prohibits our directors, management, employees, and contractors from holding our stock in a margin account or pledging our stock as collateral to secure loans or other obligations. However, an exception may be granted where a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge our securities as collateral for a loan must submit a request for approval to our Chief Financial Officer.

Tax Considerations
Our board and People & Compensation Committee will consider the tax impacts of our executive compensation program but retain the flexibility to design and administer compensation programs that are in the best interests of the Company and its stockholders.
Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies to plans, agreements and arrangements that provide for the deferral of compensation, and imposes penalty taxs on employees if those plans, agreements, and arrangements do not comply with Section 409A. We have sought to structure our executive compensation arrangements to be exempt from, or comply with, Section 409A.

Accounting Considerations
ASC Topic 718, Compensation—Stock Compensation (referred to as ASC Topic 718), requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of stock options, restricted stock, RSUs and performance units under our equity incentive award plans will be accounted for under ASC Topic 718.
We will consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

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People & Compensation Committee Report
The People & Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management, and based on such review and discussions, the People & Compensation Committee recommended to the board of the Company that the Compensation Discussion and Analysis be included in this proxy statement.
The People & Compensation Committee of
the Board of Directors of Pacira BioSciences, Inc.
Michael Yang Chair	Abraham Ceesay	Mark Kronenfeld
The People & Compensation Committee consists solely of these three independent directors. No member of the People & Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and in 2024, none of our executive officers served on the board of directors or compensation committee of any other entity whose directors or executive officers served on the Company’s board or People & Compensation Committee.

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Compensation Tables

Compensation Tables—Contents
77	COMPENSATION TABLES
77	Summary Compensation Table
78	Grants of Plan-Based Awards Table
79	Outstanding Equity Awards at Fiscal Year-End Table
81	Option Exercises and Stock Vested Table
81	Non-Qualified Deferred Compensation Plan
83	Employment Agreements, Severance, and Change of Control Arrangements
85	Potential Payments Upon Termination or Change of Control

SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned for services rendered during fiscal years 2024, 2023, and 2022 for our chief executive officer, our chief financial officer, and the three other most highly compensated executive officers who were serving as executive officers at the end of 2024. We refer to these individuals as our “named executive officers.”
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Frank Lee Chief Executive Officer(5)	2024	896,539	688,500	3,184,640	9,607,331	648,240	919,097	15,944,347

David Stack Former Chief Executive Officer(6)	2024	634,038	2,188	―	―	―	91,152	727,378
	2023	941,387	720,600	1,266,798	3,909,786	―	39,520	6,878,091
	2022	910,108	618,900	1,276,885	4,030,545	―	14,902	6,851,340
Shawn Cross Chief Financial Officer(7)	2024	100,962	48,563	1,242,750	1,347,228	―	3,722	2,743,225

Lauren Riker Former Interim Chief Financial Officer(8)	2024	374,560	271,718	612,605	―	159,191	20,833	1,438,907
Charles A. Reinhart, III Former Chief Financial Officer(9)	2024	374,173	172,258	350,470	―	―	387,643	1,284,544
	2023	486,671	219,100	348,660	358,477	―	14,520	1,427,428
	2022	475,000	290,000	472,151	498,495	―	15,582	1,751,228
Kristen Williams Chief Administrative Officer and Secretary	2024	519,262	246,810	2,606,742	―	220,751	15,609	3,609,174
	2023	501,018	225,900	424,203	438,138	―	11,602	1,600,861
	2022	457,046	330,400	587,961	621,240	―	12,188	2,008,835
Daryl Gaugler Executive Vice President, Commercial Operations(10)	2024	511,808	236,800	2,606,742	―	217,523	20,833	3,593,706
	2023	501,673	225,900	387,400	398,307	―	20,347	1,533,627
	2022	469,942	287,900	766,131	746,490	―	20,933	2,291,396
Jonathan Slonin Chief Medical Officer	2024	535,000	247,438	1,717,324	131,038	227,295	20,833	2,878,928
	2023	490,225	220,300	424,203	438,138	―	20,347	1,593,213
	2022	463,500	185,400	587,961	621,240	―	20,933	1,879,034

(1)
Amounts include one-time transaction bonuses in 2022 in the amount of $150,000 to Ms. Williams and $100,000 to each of Messrs. Reinhart and Gaugler for their efforts in quickly and successfully completing the financial and operational integration of Flexion Therapeutics, Inc. and Pacira. In 2024, amounts include a one-time bonus in the amount of $75,000 to Ms. Riker in connection with her appointment as interim Chief Financial Officer, which is repayable to the Company in the event that, within one year of payment, Ms. Riker’s employment is termination for “cause” or she resigns for any reason other than “good reason” (each term as defined in her amended and restated executive employment agreement). These amounts are in addition to amounts earned as an annual Targeted Incentive Bonus.

(2)
Amounts reflect the aggregate grant date fair value of grants made in each respective fiscal year computed in accordance with stock-based accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(3)
Represents amounts earned under the cash LTIP for the applicable performance year. Payments of the amounts earned are subject to an additional three-year vesting period commencing after the performance year.

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(4)
Amounts represent health, dental, vision, disability, and group term life insurance premiums paid-in full by us. In 2023, for Mr. Stack, there is a $25,000 accrual included for future healthcare benefits upon his retirement from the Company, which is intended to pay for twelve (12) months of healthcare coverage for Mr. Stack and his dependent(s), if any, following his retirement. In 2024, amounts include a $900,000 one-time lump sum relocation bonus to cover Mr. Lee’s reasonable costs and expenses associated with his relocation from Massachusetts to California, $80,000 in consulting fees for Mr. Stack, under a consulting agreement, and $372,675 to Mr. Reinhart, representing the continued payment of his base salary for nine months following his final day of employment (as of December 31, 2024, $114,600 of this amount had been paid to Mr. Reinhart).

(5)
Mr. Lee was appointed Chief Executive Officer effective January 2, 2024.

(6)
Mr. Stack announced his retirement in September 2023 and served as Chief Executive Officer and Chairman until January 1, 2024.

(7)
Mr. Cross was appointed Chief Financial Officer effective October 21, 2024.

(8)
Ms. Riker served as the Company’s Interim Chief Financial Officer from October 1, 2024 through October 20, 2024.

(9)
In February 2024, we and Mr. Reinhart agreed that he would depart the Company, effective September 30, 2024.

(10)
On January 16, 2025, Mr. Gaugler was named Executive Vice President, Commercial Operations, instead of his former title as Chief Operating Officer.

GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information for each of our named executive officers regarding plan-based awards granted during fiscal year 2024.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date of Fair Value of Stock and Option Awards(2) ($)
Name	Type of Award	Grant Date	Threshold(1) $	Target(1) $	Maximum(1) $
Frank Lee	Stock Option	1/3/2024	―	―	―	―	692,512	32.07	9,607,331
	RSUs	1/2/2024	―	―	―	99,520	―	―	3,184,640
	Cash LTIP	1/2/2024	381,450	762,900	1,716,525	―	―	―	―
David Stack(3)	N/A	―	―	―	―	―	―	―	―
Charles A. Reinhart, III	RSUs	6/12/2024	―	―	―	12,220	―	―	350,470
Shawn Cross	Stock Option	11/4/2024	―	―	―	―	200,000	16.45	1,347,228
	RSUs	11/1/2024	―	―	―	75,000	―	―	1,242,750
Lauren Riker	RSUs	6/12/2024	―	―	―	21,360	―	―	612,605
	Cash LTIP	1/1/2024	93,700	187,400	421,650	―	―	―	―
Kristen Williams	RSUs(4)	2/5/2024	―	―	―	33,700	―	―	1,049,418
	RSUs	6/12/2024	―	―	―	54,300	―	―	1,557,324
	Cash LTIP	1/1/2024	129,900	259,800	584,550	―	―	―	―
Daryl Gaugler	RSUs(4)	2/5/2024	―	―	―	33,700	―	―	1,049,418
	RSUs	6/12/2024	―	―	―	54,300	―	―	1,557,324
	Cash LTIP	1/1/2024	128,000	256,000	576,000	―	―	―	―
Jonathan Slonin	Stock Option	1/3/2024	―	―	―	―	10,000	32.07	131,038
	RSUs	1/2/2024	―	―	―	5,000	―	―	160,000
	RSUs	6/12/2024	―	―	―	54,300	―	―	1,557,324
	Cash LTIP	1/1/2024	133,750	267,500	601,875	―	―	―	―

(1)
Amounts represent the threshold, target, and maximum amount that could have been earned under the cash LTIP in 2024. For information relating to amounts actually earned under the cash LTIP in 2024, see page 68 as well as the column in the summary compensation table titled “non-equity incentive plan compensation” on Page 77. Payments of the amounts earned are subject to an additional three-year vesting period commencing after the performance year.

(2)
Amounts reflect the aggregate grant date fair value of grants computed in accordance with stock-based accounting rules (FASB ASC Topic 718, Stock Compensation). Assumptions used in the calculations of these amounts are included in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

The option grants referenced above vest as to as to 25% of the option shares on the first anniversary of the grant date, and vest as to the remaining shares in successive equal quarterly installments over the subsequent three years.
The RSU grants referenced above vest as to 25% of the RSU shares in four equal annual installments. All vesting is subject to the requirement that the named executive officer remains in continuous service with the Company at the vesting date.
(3)
Mr. Stack announced his retirement in September 2023 and served as Chief Executive Officer and Chairman until January 1, 2024. As a result, Mr. Stack was not granted any equity awards in 2024.

(4)
Represents RSU grants to each of Ms. Williams and Mr. Gaugler as a retention grant of 33,700 RSUs made in February 2024 that have a two-year cliff-vest occurring on February 1, 2026. For more information, see “Compensation in Connection with Leadership Transitions” on page 71.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table sets forth certain information with respect to outstanding options and RSUs held by our named executive officers as of December 31, 2024.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Frank Lee	1/2/2024	—	—	—	—	99,520	1,874,957
	1/3/2024	—	692,512	32.07	1/3/2034	—	—
David Stack(4)	6/14/2023	—	—	—	—	24,525(3)	462,051
	6/14/2023	92,027	153,373(2)	38.74	8/31/2027	—	—
	6/8/2022	—	—	—	—	10,750(3)	202,530
	6/8/2022	100,564	60,336	59.39	8/31/2027	—	—
	6/9/2021	—	—	—	—	4,450(3)	83,838
	6/9/2021	116,726	16,674(2)	60.96	8/31/2027	—	—
	6/9/2020	275,000	—	47.65	8/31/2027	—	—
	6/5/2019	142,100	—	43.54	8/31/2027	—	—
	6/13/2018	170,250	—	38.35	8/31/2027	—	—
	6/14/2017	81,000	—	44.20	6/14/2027	—	—
	12/7/2016	60,000	—	32.35	12/7/2026	—	—
	6/15/2016	66,250	—	40.34	6/15/2026	—	—
Charles A. Reinhart, III(5)	6/14/2023	11,252	—	38.74	9/28/2025	—	—
	6/8/2022	14,928	—	59.39	9/28/2025	—	—
	6/9/2021	15,000	—	60.96	9/28/2025	—	—
	6/9/2020	31,500	—	47.65	9/28/2025	—	—
	6/5/2019	26,300	—	43.54	9/28/2025	—	—
	6/13/2018	30,000	—	38.35	9/28/2025	—	—
	6/14/2017	17,500	—	44.20	9/28/2025	—	—
	12/7/2016	16,000	—	32.35	9/28/2025	—	—
	5/3/2016	70,000	—	51.54	9/28/2025	—	—
Shawn Cross	11/1/2024	—	—	—	—	75,000(3)	1,413,000
	11/4/2024	—	200,000	16.45	11/4/2034	—	—
Lauren Riker	6/12/2024	—	—	—	—	21,360(3)	402,422
	6/14/2023	—	—	—	—	7,500(3)	141,300
	6/14/2023	9,377	15,623(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	2,924(3)	55,088
	6/8/2022	9,128	5,472(2)	59.39	6/8/2032	—	—
	1/4/2022	3,752	1,248(2)	61.60	1/4/2032	—	—
	1/2/2022	—	—	—	—	1,000(3)	18,840
	6/9/2021	—	—	—	—	650(3)	12,246
	6/9/2021	5,688	812(2)	60.96	6/9/2031	—	—
	6/9/2020	12,000	—	47.65	6/9/2030	—	—
	6/5/2019	11,200	—	43.54	6/5/2029	—	—
	6/13/2018	25,000	—	38.35	6/13/2028	—	—
	6/14/2017	6,000	—	44.20	6/14/2027	—	—
	12/7/2016	6,000	—	32.35	12/7/2026	—	—
	6/15/2016	6,250	—	40.34	6/15/2026	—	—
	6/3/2015	7,500	—	79.43	6/3/2025	—	—

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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options― Exercisable (#)	Number of Securities Underlying Unexercised Options― Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Kristen Williams	6/12/2024	—	—	—	—	54,300(3)	1,023,012
	2/5/2024	—	—	—	—	33,700(3)	634,908
	6/14/2023	—	—	—	—	8,212(3)	154,714
	6/14/2023	10,314	17,186(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	4,950(3)	93,258
	6/8/2022	15,500	9,300(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	1,750(3)	32,970
	6/9/2021	15,314	2,186(2)	60.96	6/9/2031	—	—
	6/9/2020	19,685	—	47.65	6/9/2030	—	—
	6/5/2019	10,560	—	43.54	6/5/2029	—	—
	6/13/2018	2,953	—	38.35	6/13/2028	—	—
	6/3/2015	15,000	—	79.43	6/3/2025	—	—
Daryl Gaugler	6/12/2024	—	—	—	—	54,300(3)	1,023,012
	2/5/2024	—	—	—	—	33,700(3)	634,908
	6/14/2023	—	—	—	—	7,500(3)	141,300
	6/14/2023	9,377	15,623(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	6,450(3)	121,518
	6/8/2022	18,628	11,172(2)	59.39	6/8/2032	—	—
	6/9/2021	—	—	—	—	1,500(3)	28,260
	6/9/2021	13,126	1,874(2)	60.96	6/9/2031	—	—
	7/2/2020	10,000	—	52.37	7/2/2030	—	—
	6/9/2020	20,000	—	47.65	6/9/2030	—	—
	7/2/2019	20,000	—	42.54	7/2/2029	—	—
Jonathan Slonin	6/12/2024	—	—	—	—	54,300(3)	1,023,012
	1/2/2024	—	—	—	—	5,000(3)	94,200
	1/3/2024	—	10,000	32.07	1/2/2034	—	—
	6/14/2023	—	—	—	—	8,212(3)	154,714
	6/14/2023	10,314	17,186(2)	38.74	6/14/2033	—	—
	6/8/2022	—	—	—	—	4,950(3)	93,258
	6/8/2022	15,500	9,300	59.39	6/8/2032	—	—
	8/3/2021	8,125	1,875(2)	60.79	8/3/2031	—	—
	8/1/2021	—	—	—	—	1,250(3)	23,550
	6/9/2021	—	—	—	—	1,413(3)	26,621
	6/9/2021	12,371	1,766(2)	60.96	6/9/2031	—	—
	7/2/2020	35,500	—	52.37	7/2/2030	—	—

(1)
Based on the fair market value of our common stock of $33.74 per share, which was the closing price of our common stock on December 29, 2023, the last trading day of 2023, as reported on the Nasdaq Global Select Market.

(2)
The stock options vest with respect to 25% of the shares on the first anniversary of either the grant date or employment start date, and vests with respect to the remaining shares in approximately equal successive quarterly installments over the next 36 months thereafter, provided that the named executive officer remains in continuous service with us as of each vesting date.

(3)
Represents RSUs that vest in four equal annual installments beginning on approximately the first anniversary of the vesting date, provided that the named executive officer remains in continuous service with us as of each vesting date.

(4)
Mr. Stack announced his retirement in September 2023 and served as Chief Executive Officer and Chairman until January 1, 2024. As a result, Mr. Stack was not granted any equity awards in 2024, and, pursuant to his Retirement Agreement, his vested stock options expire on the earlier of August 31, 2027 or their original expiration date, whichever is sooner.

(5)
On February 26, 2024, we and Mr. Reinhart agreed that he would depart the Company, effective September 30, 2024. The Company and Mr. Reinhart agreed that Mr. Reinhart would be eligible for the Company’s 2024 annual equity grant which was planned at 25% of the intended targeted value with a one-year cliff-vesting schedule and was delivered in RSUs. This grant vested in October 2024 when Mr. Reinhart became entitled to immediate vesting of the portion of his then-outstanding unvested stock options and time-based restricted stock units that would have become vested during the nine-month period following his departure per the terms of his employment agreement. Pursuant to the terms of his departure from the Company, Mr. Reinhart’s vested stock options expire on September 28, 2025.

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OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information for each of our named executive officers regarding stock options exercised and stock vested during 2024.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Frank Lee	—	—	—	—
David Stack	—	—	26,325	808,310
Shawn Cross	—	—	—	—
Lauren Riker	—	—	6,313	195,564
Charles A. Reinhart, III(2)	—	—	26,845	553,063
Kristen Williams	—	—	10,463	323,202
Daryl Gaugler	—	—	9,225	284,960
Jonathan Slonin	—	—	11,627	337,371

(1)
With respect to option awards, the value realized on exercise is calculated as the difference between the market price of our common stock at exercise and the exercise price of the options. With respect to stock awards, the value realized on vesting is calculated by multiplying the number of shares of stock by the closing market value of the underlying shares on the vesting date.

(2)
Mr. Reinhart’s figures include the acceleration of 17,957 RSUs in October 2024 that would have vested during the nine-month period following his departure. The value realized on vesting of these RSUs was $278,513.

NON-QUALIFIED DEFERRED COMPENSATION PLAN
Pursuant to the Company’s non-qualified deferred compensation plan (the “NQDC Plan”), eligible participants include select management and highly compensated employees of the Company, including the Company’s named executive officers. The NQDC Plan is subject to the requirements of Section 409A of the Code and established a Rabbi Trust with an independent trustee in order to fund benefits payable to the participants of the plan should a change in control occur.

Deferrals
Pursuant to the NQDC Plan, participants may elect to defer amounts on their eligible base salary (1% up to 50%) and their eligible performance-based bonus (1% up to 100%), but not on other forms of compensation. Deferral elections are only available to participants that timely enroll during an annual enrollment window that occurs prior to the start of a given calendar year. We offer a discretionary company match on deferrals into the NQDC Plan using the same formula used for the discretionary company match into our 401(k) salary savings plan.

Earnings
The NQDC Plan’s investment options currently mirror those of our 401(k) salary savings plan. Participants can select a mix of investment options that best suits their goals, time horizon, and risk tolerance, and such allocations can be changed at any time. Changes generally become effective on the first trading day following such change. The investment options available through the NQDC Plan include conservative, moderately conservative and aggressive funds.

In-Service Distributions
Participants in the NQDC Plan can make an election to receive all or a portion of the amount deferred in a given year (adjusted for any gains or losses) after three or more years following the year of deferral.

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Participants can elect in-service distributions to be processed in the second month of any calendar quarter during the specified year.

Separation from Service Distributions
Participants can make an election to receive a lump- sum or annual installment payment over a period of two-to-five years following separation from the Company. In the event of separation, Section 409A rules state that for “key employees”, distributions will be delayed by a minimum of six months for any separation events. Key employees generally consist of named executive officers and executives who have a significant role in the Company’s operations.
In the event of a change of control, participants will receive a lump-sum payment. Participants who become disabled are able to receive a lump-sum or annual payment over two-to-five years. Upon death, participants’ beneficiaries will receive a lump sum distribution. Participants may also request a distribution in the event of certain unforeseeable financial emergencies.
Earnings under the plan, including interest, are based on investment elections made by each participant. The investment options available under the NQDC Plan mirror those of our 401(k) salary savings plan. Elections may be made for payment as in-service distributions or a distribution upon termination. In the event of a change of control event, any amounts that have not already been distributed will be distributed in a lump sum within 90 days after the change of control event occurring.
In the event of the death of a participant, any amounts that have not already been distributed will be distributed in a lump sum to a named beneficiary within 90 days of the date of the participant’s death.
Pacira intends to contribute an amount equal to participant deferrals and any matching contributions to a “rabbi” trust to help it pay benefits under the NQDC Plan. However, even if such contributions are made, the NQDC Plan is considered unfunded for tax purposes.
The following table sets forth information for the NQDC Plan for each of our named executive officers during 2024:
Name	Aggregate Balance at December 31, 2023 ($)	Executive Contributions(1) ($)	Registrant Contributions(2) ($)	Aggregate Earnings(2)(3) ($)	Forfeitures ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2024 ($)
Frank Lee	—	—	—	—	—	—	—
David Stack	535,010	—	—	83,101	—	—	618,111
Shawn Cross	—	—	—	—	—	—	—
Lauren Riker	162,685	45,721	9,743	17,125	—	—	235,274
Charles A. Reinhart, III	290,158	41,159	—	28,835	(32,400)	—	327,752
Kristen Williams	—	—	—	—	—	—	—
Daryl Gaugler	—	—	—	—	—	—	—
Jonathan Slonin	156,736	22,659	20,515	35,404	—	—	235,314

(1)
The amounts deferred by our named executive officers are included as part of the amounts reported in the “Salary” or “Bonus” columns of the Summary Compensation Table.

(2)
These amounts are not reported as compensation in the Summary Compensation Table because the NQDC Plan does not provide for above-market or preferential earnings.

(3)
Aggregate earnings are shown net of brokerage and/or other account fees.

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EMPLOYMENT AGREEMENTS, SEVERANCE, AND CHANGE OF CONTROL ARRANGEMENTS

Employment Agreements
We have entered into employment agreements with each of our named executive officers. These agreements provide for “at will” employment, which means we or the executive can terminate their employment at any time, with or without cause.
If our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 18 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement),

•
a bonus payment equal to 150% of his then current annual Targeted Incentive Bonus, payable in one lump sum, after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 18 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of the portion of his outstanding unvested options and any time-based RSUs that would have become vested during the 12-month period following the date of termination, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” our chief executive officer (i) is terminated for any reason other than for “cause,” or (ii) terminates his employment during the agreement term for “good reason,” then he will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 24 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment equal to 200% of his then current annual Targeted Incentive Bonus, payable in one lump sum, after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 24 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to him, provided that he executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 12 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
health insurance coverage, subject to cost sharing, for 12 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

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•
immediate vesting of the portion of such executive officer’s outstanding unvested options and any time-based RSUs that would have become vested during the nine-month period following the date of termination, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

If, within 30 days prior to, or 12 months following, a “change of control,” any of our named executive officers, other than our chief executive officer, (i) is terminated for any reason other than for “cause,” or (ii) terminates their employment during the agreement term for “good reason,” then such executive officer will be entitled to:
•
earned and accrued base salary, bonus, vacation time and other benefits;

•
monthly salary continuation payments for a period of 18 months from the effective date of the release required to be provided as a condition to receiving these payments;

•
in lieu of the Targeted Incentive Bonus (as defined in the employment agreement), a bonus payment equal to 150% of the named executive officer’s then current annual Targeted Incentive Bonus, payable in one lump sum after the effective date of the release required to be provided as a condition to receiving this payment;

•
health insurance coverage, subject to cost sharing, for 18 months following the effective date of the release required to be provided as a condition to receiving this coverage; and

•
immediate vesting of all outstanding unvested options and any time-based RSUs previously granted to such executive officer, provided that such executive officer executes and delivers the release required to be provided as a condition to the acceleration of the vesting of such awards.

Our obligation to make the severance payments described above will be conditioned upon the executive officer’s continued compliance with the non-competition and confidentiality obligations set forth in their employment agreement and the executive officer’s execution of a general release of claims against us.
Under the employment agreements, “cause” generally means:
(i)
failure to substantially perform the duties owed to us after receiving written notice that sets forth in detail the specific respects in which our board believes that the duties have not been substantially performed, and failure to correct the failure within 30 days after receiving a demand for substantial performance and opportunity to cure;

(ii)
fraud, misconduct, dishonesty, gross negligence, or other acts either injurious to us or conducted with intentional disregard for our best interests;

(iii)
failure to follow reasonable and lawful instructions from our board and failure to cure such failure after receiving 20 days advance written notice;

(iv)
material breach of the terms of the employment agreement or our employee proprietary information and inventions assignment agreement or any other similar agreement that may be in effect from time to time; or

(v)
conviction of, or pleading guilty or nolo contendere to, any misdemeanor involving dishonesty or moral turpitude or related to our business, or any felony.

Under the employment agreements, “good reason” generally means, without the executive officer’s prior written consent:
(i)
any material reduction of the executive officer’s then effective base salary that is not in accordance with the executive officer’s employment agreement or related to a cross-executive team salary reduction;

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(ii)
any material breach by us of the executive officer’s employment agreement; or

(iii)
a material reduction in the executive officer’s responsibilities or duties, not including a mere reassignment following a “change of control” to a position that is substantially similar to the position held prior to the “change of control”; provided, however, that no such event or condition shall constitute “good reason” unless (x) the executive officer gives us a written notice of termination for “good reason” not more than 90 days after the initial existence of the condition, (y) the grounds for termination (if susceptible to correction) are not corrected by us within 30 days of our receipt of such notice and (z) the termination date occurs within one year following our receipt of such notice.

Under the employment agreements, a “change of control” means:
(i)
a merger or consolidation of either us or our subsidiary, Pacira Pharmaceuticals, Inc., a California corporation (“PPI-California”) into another entity in which the stockholders of us or PPI-California (as applicable) do not control 50% or more of the total voting power of the surviving entity (other than a reincorporation merger);

(ii)
the sale, transfer, or other disposition of all or substantially all of our assets in a liquidation or dissolution; or

(iii)
the sale or transfer of more than 50% of our outstanding voting stock. In the case of each of the foregoing clauses (i), (ii) and (iii), a “change of control” as a result of a financing transaction entered into by us or PPI-California shall not constitute a “change of control” for purposes of these employment agreements.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
Below is a summary of the potential payments that each of our named executive officers would have received upon the occurrence of the termination events specified below, assuming that each triggering event occurred on December 31, 2024. David Stack and Charles A. Reinhart, III are not included in these tables because neither were employed by the Company as an executive officer as of December 31, 2024. Each of Mr. Stack’s payments in connection with his retirement from the Company and Mr. Reinhart’s payments in connection with his departure from the Company are described below.
I.
INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON

Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
Frank Lee	2,700,000	28,645	468,739	3,197,384
Shawn Cross	525,000	18,055	—	543,055
Lauren Riker	374,700	20,833	196,916	592,449
Kristen Williams	519,600	15,609	386,936	922,145
Daryl Gaugler	512,000	20,833	391,872	924,705
Jonathan Slonin	535,000	20,833	427,687	983,520

(1)
Amounts are based on the fair market value of our common stock of $18.84 per share, which was the closing price of our common stock on December 31, 2024, the last trading day of 2024, as reported on the Nasdaq Global Select Market.

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II.
INVOLUNTARY TERMINATION WITHOUT CAUSE OR RESIGNATION FOR GOOD REASON IN CONNECTION WITH A CHANGE OF CONTROL

Name	Severance ($)	Health Benefits ($)	Acceleration of Equity Awards(1) ($)	Total ($)
Frank Lee	3,600,000	38,193	1,874,956	5,513,149
Shawn Cross	1,575,000	27,083	1,891,000	3,493,083
Lauren Riker	1,124,100	31,249	629,896	1,785,245
Kristen Williams	1,558,800	23,414	1,938,862	3,521,076
Daryl Gaugler	1,536,000	31,249	1,948,998	3,516,247
Jonathan Slonin	1,605,000	31,249	1,415,355	3,051,604

(1)
Amounts are based on the fair market value of our common stock of $18.84 per share, which was the closing price of our common stock on December 31, 2024, the last trading day of 2024, as reported on the Nasdaq Global Select Market.

David Stack Retirement
On September 20, 2023, David Stack informed the board that he intended to retire as Chief Executive Officer of the Company and as Chairman of the board effective immediately following the appointment of his successor as Chief Executive Officer in order to ensure a smooth transition of leadership. Frank D. Lee was appointed as Mr. Stack’s successor on January 2, 2024.
In connection with his retirement and the services Mr. Stack provided during the transition period, the Company (though its operating subsidiary) and Mr. Stack entered into a Transition and Retirement Agreement, dated September 20, 2023 (the “Retirement Agreement”). Pursuant to the Retirement Agreement, subject to execution and non- revocation of a customary release of claims against the Company, Mr. Stack was entitled to: (i) continued payment of his base salary either as an executive officer or non-executive officer through September 1, 2024 (the “Retirement Date”), which totaled $634,038; (ii) eligibility for cash bonus payments under the Company’s short- and long-term incentive programs for 2023 and a pro-rata amount for 2024, subject to certain conditions, which ultimately resulted in no earned amounts for Mr. Stack under the cash LTIP and $2,188 for his annual Targeted Incentive Bonus for 2024; (iii) continued vesting of outstanding equity awards during Mr. Stack’s continued service to the Company (including during the Consulting Period), which were valued at $718,419 as of December 31, 2024 based on the fair market value of our common stock of $18.84 per share, which was the closing price of our common stock on December 31, 2024, the last trading day of 2024, as reported on the Nasdaq Global Select Market; (iv) the ability to exercise vested stock options for the lesser of (a) the stated term of the stock options and (b) twenty-four months following his cessation of service to the Company under the Consulting Agreement (as defined below); (v) continued health benefits for twelve months following the Retirement Date, which totaled $25,000; and (vi) certain other benefits, including change of control benefits (which lapsed on the Retirement Date), expense reimbursement and payment of accrued vacation. The Retirement Agreement also contained customary provisions relating to indemnification, continued cooperation with the Company, and certain non-disparagement covenants.
The Company and Mr. Stack also entered into a Consulting Agreement, effective September 1, 2024, pursuant to which Mr. Stack will provide transition services to the Company from September 1, 2024 until August 31, 2025. Pursuant to the Consulting Agreement, Mr. Stack will receive $20,000 per month for up to 15 hours of transition services each month during the Consulting Period. A total of $80,000 was earned by Mr. Stack under the Consulting Agreement during 2024.

Charles A. Reinhart, III Departure
On February 26, 2024, the Company and Charles A. Reinhart, III, the Company’s former Chief Financial Officer, agreed that he would depart the Company, effective September 30, 2024 (the “Transition Date”).

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In connection with his departure and the services Mr. Reinhart will provide during the transition period, the Company and Mr. Reinhart agreed, subject to execution and non-revocation of a customary release of claims against the Company, that Mr. Reinhart will be entitled to: (i) continued payment of his base salary either for nine months following the Transition Date, which payments will total $372,675; (ii) eligibility for a pro-rated cash targeted annual incentive bonus for 2024, subject to certain conditions, which payment totaled $172,258; (iii) eligibility for a cash bonus payment under the Company’s long-term incentive program for the 2021 performance period following the completion of the three-year vesting period, which ran through December 31, 2024, subject to certain conditions, which payment totaled $165,030; (iv) eligibility for the Company’s 2024 annual equity grant, subject to certain conditions, which was planned at 25% of the intended targeted value and had a grant-date fair value of $350,470; (v) immediate vesting of the portion of Mr. Reinhart’s outstanding unvested stock options and time-based restricted stock units that would have become vested during the nine-month period following the Transition Date, which was valued at $278,513 based on the fair market value of our common stock of $15.51 per share, which was the closing price of our common stock on October 10, 2024, the effective date of Mr. Reinhart’s execution and non-revocation of a customary release of claims against the Company; (vi) the ability to exercise vested stock options for the lesser of (a) the stated term of the stock options and (b) three months following his cessation of service to the Company under the Consulting Agreement (as defined below); (vii) continued health benefits for 12 months following the Transition Date, which are valued at $14,968; and (viii) certain other benefits, including change of control benefits (which lapsed on the Transition Date), expense reimbursement and payment of accrued vacation, pursuant to the terms of his then-existing employment agreement, which was not amended in connection with his departure.
The Company and Mr. Reinhart also agreed to enter into a Consulting Agreement, effective October 1, 2024 (the “Consulting Agreement”), pursuant to which Mr. Reinhart will provide transition services to the Company from October 1, 2024 until June 30, 2025. Mr. Reinhart did not bill the Company for any services under the Consulting Agreement during 2024.
Pay Versus Performance
The People & Compensation Committee oversees our compensation programs that are designed to attract, retain, motivate, and align the interests of our named executive officers with that of stockholders. We link executive pay with stockholder interests through a blend of short- and long-term measures. In 2024, incentive pay made up 94 percent of Frank D. Lee, our CEO’s target compensation and, on average, 82 percent of our other named executive officers’ target compensation (excluding Messrs. Stack and Reinhart who were known to be departing the organization and Ms. Riker, who was our interim CFO for approximately three weeks). The high utilization of incentive compensation results in higher total realized pay when leadership exceeds their performance targets. Conversely, failure to achieve approved targets results in lower realized pay including the possibility that some awards pay zero at the end of their performance period.
The compensation actually paid, as calculated under SEC rules (“CAP”), for the PEO (or Principal Executive Officer (“PEO”)) and the average for non- PEO named executive officers (or “non-PEO NEOs”) and certain financial performance of the Company in each of the last four fiscal years is shown in the table below. The CAP does not reflect the actual amount of compensation earned or paid during the applicable year.

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PAY VERSUS PERFORMANCE TABLE
The following table sets forth information regarding the Company’s CAP and certain other Company financial information for fiscal years 2024, 2023, 2022, 2021 and 2020.
Year (a)	Summary Compensation Table Total for Frank Lee (b)	Summary Compensation Table Total for David Stack (c)	Compensation Actually Paid to Frank Lee (d)	Compensation Actually Paid to David Stack (e)	Average Summary Compensation Table Total for Non-PEO NEO’s (f)	Average Compensation Actually Paid to Non-PEO NEO’s (g)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($ m’s)(3) (j)	Adjusted EBITDA ($ m’s)(4) (k)
							Total Shareholder Return(2) (h)	Peer Group Total Shareholder Return(1)(2) (i)
2024	$15,944,347	$727,378	$10,192,134	$(2,653,448)	$2,591,414	$1,736,913	$42	$94	$(99.6)	$223.9
2023	$—	$6,878,091	$—	$4,214,558	$1,538,782	$1,138,299	$74	$91	$42.0	$214.5
2022	$—	$6,851,340	$—	$887,122	$2,026,308	$910,108	$85	$90	$15.9	$212.7
2021	$—	$6,942,484	$—	$5,456,804	$2,057,810	$1,806,206	$133	$140	$42.0	$204.0
2020	$—	$9,344,282	$—	$13,553,554	$2,447,635	$3,526,611	$132	$126	$145.5	$112.6

(1)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used is the S&P Pharmaceuticals Select Index.

(2)
The comparison of total shareholder returns assumes that $100 was invested on December 31, 2019 in Pacira and the S&P Pharmaceuticals Select Index, and that any dividends were reinvested when and as paid.

(3)
Represents the amount of net income reflected in the Company’s audited financial statement for the applicable year. Included in net income in 2020 was a $126.6 million income tax benefit related to the release of a valuation allowance on deferred tax assets. Included in net loss in 2024 was a $163.2 million goodwill impairment based upon an assessment that the fair value of goodwill was less than its carrying value.

(4)
The company selected measure is adjusted EBITDA, calculated and defined as described in the section on page 66 titled “2024 Cash LTIP Targets and Earned Awards”.

The PEO and non-PEO NEOs included in the above compensation columns are as follows:
Year	PEOs	Non-PEO NEOs
2024	Frank Lee; David Stack	Shawn Cross; Lauren Riker; Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Jonathan Slonin
2023	David Stack	Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Jonathan Slonin
2022	David Stack	Charles A. Reinhart, III; Kristen Williams; Daryl Gaugler; Anthony Molloy
2021	David Stack	Charles A. Reinhart, III; Max Reinhardt; Roy Winston; Jonathan Slonin
2020	David Stack	Charles A. Reinhart, III; Kristen Williams; Max Reinhardt; Donald Manning

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Executive Compensation
The following table reconciles the amounts reported in the Summary Compensation Table (“SCT”) (columns (b) and (c) above) to the CAP (columns (d) and (e) above) to our PEOs, Frank Lee and David Stack, in the years presented:
	2020 David Stack	2021 David Stack	2022 David Stack	2023 David Stack	2024
Item					David Stack	Frank Lee
SCT Total	$9,344,282	$6,942,484	$6,851,340	$6,878,091	$727,378	$15,944,347
Less: Stock and Option Award Values Reported in the SCT for the Covered Year	$(7,753,334)	$(4,786,294)	$(5,307,430)	$(5,176,584)	$—	$(12,791,971)
Plus: Year-End Fair Value for Stock and Option Awards Granted in the Covered Year	$9,920,391	$4,184,670	$3,140,460	$4,129,002	$—	$7,039,758
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	$1,933,127	$(449,125)	$(3,417,566)	$(1,033,243)	$(2,281,005)	$—
Change in Fair Value of Stock and Option Awards that Vested in the Covered Year from Prior Years	$109,088	$(434,931)	$(379,682)	$(582,708)	$(1,099,822)	$—
Plus: Fair Value as of Vesting Date of any Awards Granted and Vested in the Same Year	$—	$—	$—	$—	$—	$—
Less: Fair Value at Prior Year-End of Stock and Option Awards Forfeited During the Covered Year	$—	$—	$—	$—	$—	$—
Compensation Actually Paid	$13,553,554	$5,456,804	$887,122	$4,214,558	$(2,653,448)	$10,192,134
Stock and Option Award Valuations: Stock option grant date fair values are calculated based on the Black- Scholes option valuation model as of the date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., expected term, volatility, dividend yield, risk free rate) as of the measurement date. Time-vested RSU grant date fair values are calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest, as applicable.
The following table reconciles the amounts reported in the SCT (column (f) above) to the average CAP (column (g) above) to our non-PEO NEOs (as listed above) in the years presented:
Item	2020	2021	2022	2023	2024
SCT Total	$2,447,635	$2,057,810	$2,026,308	$1,538,782	$2,591,414
Less: Stock and Option Award Values Reported in the SCT for the Covered Year	$(1,734,857)	$(1,120,926)	$(1,291,208)	$(804,382)	$(1,769,150)
Plus: Year-End Fair Value for Stock and Option Awards Granted in the Covered Year	$2,302,390	$1,029,489	$731,726	$668,953	$1,390,072
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years	$471,414	$(101,546)	$(533,189)	$(192,610)	$(199,230)
Change in Fair Value of Stock and Option Awards that Vested in the Covered Year from Prior Years	$40,029	$(58,622)	$(23,529)	$(72,444)	$(141,790)
Plus: Fair Value as of Vesting Date of any Awards Granted and Vested in the Same Year	$—	$—	$—	$—	$31,589
Less: Fair Value at Prior Year-End of Stock and Option Awards Forfeited During the Covered Year	$—	$—	$—	$—	$(165,992)
Compensation Actually Paid	$3,526,611	$1,806,206	$910,108	$1,138,299	$1,736,913
Stock and Option Award Valuations: Stock option grant date fair values are calculated based on the Black- Scholes option pricing model as of the date of grant. Adjustments have been made using stock option fair values

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as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., expected term, volatility, dividend yield, risk free rate) as of the measurement date. Time-vested RSU grant date fair values are calculated using the stock price as of the date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest, as applicable.
Tabular List of Financial and Non-Financial Performance Measures
Used to Link Compensation Actually Paid to Named Executive Officers
for the Year Ended December 31, 2024 to Company Performance

Most Important Financial Measures	Most Important Non-Financial Measures
Total Net Revenues	Clinical Development
Operating Expenses and Gross Margins	Pipeline Development Milestones
Adjusted Earnings Per Share	Commercial Manufacturing Goals
People and Organizational Goals

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PAY VERSUS PERFORMANCE: TOTAL SHAREHOLDER RETURN
The chart below compares the CAP to our PEOs and the average CAP to our non-PEO NEOs with the TSR of the Company and its selected peer group—the S&P Pharmaceuticals Select Index. As described on page 68, this index is the same one used in our cash LTIP plan.

CAP ($'s in Millions)
Total Shareholder Return (Growth of $100 Investment)
$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$13.6
$3.5
$5.5
$1.8
$0.9
$0.9
$4.2
$1.1
$7.5
$1.7
$100
$132
$126
$140
$133
$90
$85
$91
$74
$94
$42
12/31/2019
2020
12/31/2020
2021
12/31/2021
2022
12/31/2022
2023
12/31/2023
2024
12/31/2024
PEO CAP
Non-PEO NEOs Average CAP
Pacira TSR
Peer Group TSR

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Executive Compensation
PAY VERSUS PERFORMANCE: NET INCOME (LOSS)
The chart below compares the CAP to our PEOs and the average CAP to our non-PEO NEOs with the Company’s net income (loss).

$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
CAP ($'s in Millions)
$150
$100
$50
$-
$(50)
$(100)
$(150)
Net Income (Loss) ($'s in Millions)
$145.5
$13.6
$3.5
$42.0
$5.5
$1.8
$15.9
$0.9
$0.9
$42.0
$4.2
$1.1
$7.5
$(99.6)
$1.7
2020
2021
2022
2023
2024
PEO CAP
Non-PEO NEOs Average CAP
Net Income (Loss)

Included in net income in 2020 was a $126.6 million income tax benefit related to the release of a valuation allowance on deferred tax assets. Included in net loss in 2024 was a $163.2 million goodwill impairment based upon an assessment that the fair value of goodwill was less than its carrying value.

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PAY VERSUS PERFORMANCE: ADJUSTED EBITDA
(NON-GAAP)
The chart below compares the CAP to our PEOs and the average CAP to our non-PEO NEOs with the Company’s adjusted EBITDA, which includes GAAP to non-GAAP adjustments that reflect how the Company’s management analyzes its financial results. The adjusted EBITDA figures presented here are unlikely to be comparable with adjusted EBITDA disclosures released by other companies or us in other contexts.

$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
CAP ($'s in Millions)
$250
$200
$150
$100
$50
$-
Adjusted EBITDA (Non-GAAP) ($'s in Millions)
$13.6
$3.5
$112.6
$5.5
$1.8
$204.0
$0.9
$0.9
$212.7
$4.2
$1.1
$214.5
$7.5
$1.7
$223.9
2020
2021
2022
2023
2024
PEO CAP
Non-PEO NEOs Average CAP
Adjusted EBITDA (Non-GAAP)

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Executive Compensation
CHIEF EXECUTIVE OFFICER Pay Ratio
Pursuant to Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our principal executive officer’s annual total compensation to the annual total compensation of our median employee.
For 2024, the annual total compensation for our chief executive officer, Frank D. Lee, was $15,944,347. The annual total compensation for our median employee (identified as disclosed below) was $233,124, resulting in a pay ratio of approximately 68:1.
Selection of Determination Date	We selected October 2, 2024, as the “determination date” on which to determine our median employee.
Determination of Employee Population	As of October 2, 2024, our employee population consisted of 767 employees working either full-time or part-time in the United States and England.
Identification of Median Employee
We identified the median employee as of October 2, 2024 by:
(i)
aggregating for each applicable employee:

(A)
annual base salary for salaried employees (or hourly rate multiplied by estimated work schedule, for hourly employees),

(B)
the target bonus for 2024,

(C)
the estimated grant-date fair value of any equity awards granted during 2024, and

(ii)
ranking this compensation measure for our employees from lowest to highest.

We compared the cash compensation, including wages, overtime, salary, and bonuses during our fiscal year 2024 for each employee who was included in our adjusted employee population as the consistently applied compensation measure used to identify the median employee among those included in the adjusted employee population.
We annualized the compensation of each full-time or part-time employee who was hired in 2024 and included them in the employee population.
As part of this analysis, we converted the compensation paid to our employees in England from British Pounds to U.S. dollars using exchange rates in effect on October 2, 2024.
This process resulted in the identification of an employee whose compensation was anomalous due to being a new hire in 2024. As a result, we substituted an employee near the median whose compensation was viewed as more representative. This calculation was performed for all of our employees, excluding Mr. Lee.

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Calculation of Annual Total Compensation
•
We determined the median employee’s 2024 annual total compensation to be $233,124, which is the amount that would have been reported for our median employee in the “Total” column of our 2024 Summary Compensation Table if they had been a Named Executive Officer for fiscal 2024.

•
We determined the CEO’s 2024 annual total compensation to be $15,944,347. Mr. Lee served as the CEO from January 2, 2024 through the end of the year. For the CEO’s annual total compensation, we used the amount reported in the “Total” column for 2024 in the Summary Compensation Table included in this proxy statement. We did not further annualize Mr. Lee’s compensation for purposes of the pay ratio as he was appointed to the CEO position on the second day of 2024, and his compensation already reflects his full-year compensation.

See the Summary Compensation Table “Total” column on page 77 of this proxy statement.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC regulations based on our internal records and the methodology described above. The SEC regulations for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates.

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Executive Compensation
PROPOSAL 4
Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve Executive Compensation
The board unanimously recommends voting for a frequency period of 1-YEAR for future advisory votes to approve the compensation of our named executive officers.
As required by Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers. This proposal is commonly known as a “say on frequency” proposal. Our stockholders last voted on this matter at our 2019 annual meeting of stockholders. Stockholders may indicate whether they would prefer an advisory vote on executive compensation once every one, two or three years, or they may abstain from voting.
The board has discussed and carefully considered the alternatives regarding the frequency of future advisory votes to approve the compensation of our named executive officers in an effort to determine the approach that would best serve the Company and its stockholders. Our board has considered several factors supporting an annual vote, including:
•
An annual say-on-pay vote is consistent with past practice, as we have been conducting an annual vote since 2013.

•
An annual say-on-pay vote provides us with immediate and direct input from our stockholders on our compensation principles and practices as disclosed in the proxy statement every year.

•
An annual say-on-pay vote provides frequent feedback from our stockholders, which is consistent with our efforts to seek input from our stockholders regarding corporate governance and our compensation philosophy.

•
The lack of an annual say-on-pay vote might make it more difficult for us to understand the outcome of a stockholder vote as to whether the stockholder vote pertains to the compensation disclosed in the current year proxy statement or pay practices over the previous year or two years. As a result, a frequency other than annual might make it more difficult for the board to understand and respond appropriately to the message being communicated by our stockholders.

•
Our stockholders voted to recommend an annual say-on-pay vote at our 2019 annual meeting of stockholders.

After such consideration, the board believes that it is most appropriate to continue to conduct an advisory vote on the compensation of our named executive officers every year.
The voting frequency option that receives the highest number of votes cast by the holders of shares of common stock present or represented by proxy and entitled to vote on the proposal will be deemed the frequency for the advisory vote to approve executive compensation that has been approved, on an advisory basis, by stockholders. The say on frequency vote is advisory and therefore will not be binding on the People & Compensation Committee, the board, or the Company. However, the People & Compensation Committee and board will review the voting results and take them into consideration when determining the frequency and timing of future say on pay votes.

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Executive Compensation
PROPOSAL 5
Approval of the Amended and Restated 2011 Stock Incentive Plan
The board unanimously recommends voting FOR the approval of the Amended and Restated 2011 Stock Incentive Plan.
Our 2011 Stock Incentive Plan (the “2011 Plan”) was originally adopted by our board of directors and approved by our stockholders in December 2010. An amendment and restatement of the 2011 Plan was approved by our stockholders at our annual meeting of stockholders in 2012, 2014, 2016, 2019, 2021 and again in 2023. On March 12, 2025, our board, upon recommendation of the People & Compensation Committee, adopted, subject to stockholder approval, an amendment and restatement of the 2011 Plan, which we refer to as the A&R 2011 Plan, to increase the number of shares of common stock authorized for grant by 2,500,000 newly reserved shares, resulting in an aggregate share authorization of up to 22,254,537 shares, of which the 2,500,000 newly reserved shares plus the remaining share pool of 390,405 (as of April 1, 2025) would be available for grant, as described below.
Key Features of the A&R 2011 Plan
The A&R 2011 Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
•
No automatic share replenishment or “evergreen” provision. There is no evergreen feature pursuant to which the shares authorized for issuance under the A&R 2011 Plan can be automatically replenished.

•
No discounted options or SARs. Stock options and stock appreciation rights, or SARs, may not be granted with an exercise or measurement price lower than the fair market value of the underlying shares on the date of grant (except that if the award is granted with an exercise price or measurement price to be determined on a future date, the price may not be less than the fair market value on such future date).

•
No repricing of options or SARs without stockholder approval. The A&R 2011 Plan prohibits the repricing of stock options or SARs without prior stockholder approval.

•
No liberal share counting or “recycling” of shares. Shares delivered to our Company to purchase shares upon exercise of an award or to satisfy tax withholding obligations will not become available for issuance under the A&R 2011 Plan.

•
No liberal change in control definition. Change in control benefits are triggered only by the occurrence, rather than stockholder approval, of a merger or other change in control event.

•
Minimum vesting requirements. Awards are subject to a minimum vesting period of one year from the date of grant, except for a 5% allowable “carve-out” pool of shares authorized under the A&R 2011 Plan and except that our board may permit acceleration of vesting in the event of a recipient’s death, disability or retirement or a reorganization event. The A&R 2011 Plan includes a corresponding increase to the “carve-out pool”, from 987,726 shares to 1,112,727 shares, which equals 5% of the new number of shares authorized.

•
Dividend equivalent restrictions. Dividend equivalents may not be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any option or SAR, and if dividends are declared during the period that an award is outstanding, any applicable dividend equivalents will remain subject to performance and/or vesting requirement(s) to the same extent as the applicable award and will be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.

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Executive Compensation
Information Regarding Additional Shares Requested
As of April 1, 2025, there were 5,585,165 shares of common stock subject to outstanding awards and 9,882,095 shares of common stock reserved for future grants remaining under the 2011 Plan, representing 21.4% of our shares of common stock outstanding and 17.1% of our fully diluted shares of common stock outstanding (assuming the exercise and vesting, as applicable, of all outstanding equity awards, including the Amended and Restated 2014 Inducement Plan, and excluding any shares of common stock that may be issued to settle the conversion premium upon conversion of our convertible senior notes).
Assuming adoption of the A&R 2011 Plan, shares of common stock subject to outstanding awards and shares of common stock reserved for future grants remaining under the A&R 2011 Plan (including the 2,500,000 newly reserved shares) would represent 27.6% of our shares of common stock outstanding and 22.0% of our fully diluted shares of common stock outstanding (assuming the exercise of all outstanding equity awards, including the Amended and Restated 2014 Inducement Plan, and excluding any shares of common stock that may be issued to settle the premium upon conversion of our convertible senior notes). The number of shares authorized for grant under the 2011 Plan as of April 1, 2025 is based on the sum of (i) 17,642,347 shares of common stock plus (ii) the number of shares of our common stock (up to 2,112,190 shares) that were subject to awards granted under our now terminated Second Amended and Restated 2007 Stock Option-Stock Issuance Plan (the “2007 Plan”), which expired, terminated or were otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. There are no remaining outstanding awards under the 2007 Plan.
In developing the share request, the board considered the following factors:
•
Anticipated share needs over the next year in consideration of the attraction and retention of employee talent, which is impacted by share price.

•
Recent share requests in the Company’s industry (Global Industry Classification System 3520, which consists of companies in the Pharmaceuticals, Biotechnology & Life Sciences industry), with an emphasis on how the new shares requested (5.4% of common shares outstanding) and new shares requested plus shares available for future grant (6.9% of common shares outstanding) compares to the market. In each case, the Company’s proposed request is positioned at or modestly above the 25th percentile of these companies.

•
The Company’s equity dilution, which is elevated due to a significant amount of the Company’s outstanding stock options (15.3% of common shares outstanding) being underwater. With that in mind, the Company is seeking only one year of shares in the request.

•
The Company’s reshaping of its executive team since the appointment of Frank D. Lee as CEO, Shawn Cross as CFO, and the growth in the Company’s employee base that occurred in 2024 and is expected to continue into 2025.

FACTORS TO CONSIDER REGARDING OUR USE OF EQUITY
We Are Managing Our Annual Burn Rate and Overhang
Our three-year average annual burn rate from 2022 to 2024 was 5.61%, calculated for each year as the number of shares subject to options and RSUs granted in such year divided by the respective weighted-average common shares outstanding during 2022, 2023 and 2024. We believe our three-year average annual burn rate and current equity overhang is reasonable given our rapid growth, widespread granting of equity awards and judicious use of equity to finance our growth.

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We Judiciously Used Our Equity to Finance Growth, Resulting in Less Dilution to Stockholders
We also believe we have been very judicious in our use of equity to finance our growth through the issuance of non-dilutive convertible senior notes and credit agreements for both a single-advance Term Loan A and Term Loan B. As a result, we have not made a follow-on public offering of equity since April 2014. Our rapid revenue growth coupled with our prudent expense management (in part through a heavy emphasis on equity over cash compensation) has allowed us to avoid issuing common stock to finance our growth and operations; preventing dilution of our stockholders but limiting the absolute number of equity awards we can issue to induce new hires, award key employees for extraordinary performance, promote executives, and further incentivize and retain employees to fuel our rapid growth. This careful use of equity has led to a relatively low number of issued and outstanding shares, which we believe artificially inflates our burn rates and equity overhang. We believe that not issuing equity since 2014 to finance our growth and the effective execution of our EXPAREL, ZILRETTA, and iovera° growth strategy should not be held against us in connection with overhang and burn rate calculations.
Furthermore, as part of our private offering of our 2029 Notes, we concurrently entered into privately-negotiated capped call transactions which are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the 2029 Notes, the number of shares of the Company’s common stock underlying the 2029 Notes.
As of April 1, 2025, we ranked 20th out of 21 companies in our peer group in terms of total shares of common stock outstanding, and our 46.3 million shares outstanding was approximately 38% of the peer group average, as outlined below:
Company Name	Ticker Symbol	Share Count As of April 1, 2025 (millions)
ACADIA Pharmaceuticals, Inc.	ACAD	166.8
Alkermes plc	ALKS	162.6
Amicus Therapeutics, Inc.	FOLD	307.2
ANI Pharmaceuticals, Inc.	ANIP	21.8
Blueprint Medicines Corporation	BPMC	63.9
CareDx, Inc.	CDNA	55.4
Corcept Therapeutics, Inc.	CORT	105.5
Dynavax Technologies	DVAX	124.1
Exelixis, Inc.	EXEL	279.9
Halozyme Therapeutics, Inc.	HALO	123.5
Ionis Pharmaceuticals, Inc.	IONS	159.0
Ironwood Pharmaceuticals, Inc.	IRWD	161.8
Natera, Inc.	NTRA	135.2
Organogenesis Holdings, Inc.	ORGO	126.8
PTC Therapeutics, Inc.	PTCT	78.9
Sarepta Therapeutics, Inc.	SRPT	97.0
Supernus Pharmaceuticals, Inc.	SUPN	55.8
Travere Therapeutics, Inc.	TVTX	88.8
Ultragenyx Pharmaceutical, Inc.	RARE	93.9
United Therapeutics Corporation	UTHR	44.9
Pacira	PCRX	46.3
Peer Group Average		122.6

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We Have Been Steadily Growing
Our board believes that the number of shares of common stock currently available under the 2011 Plan is insufficient to meet our current and future equity needs. Certain of our employees and all of our non-employee directors receive equity awards as a component of their compensation and we intend to continue to grant equity awards to induce and incentivize new and existing employees at all levels of the organization. We have increased our employee population almost five-fold since our initial public offering in 2011, from 142 employees to 827 employees as of April 1, 2025, which includes hiring 207 employees during 2024 and already 44 more through April 1st in 2025 as well.
We Implemented a Share Repurchase Program in 2024 and Further Increased the Authorization in 2025
In May 2024, the board approved a share repurchase program which authorizes us to repurchase up to $150.0 million of our outstanding common stock, and, concurrently with the pricing of our 2029 Notes, we repurchased 837,240 shares of our common stock for $25.0 million, representing approximately 1.8% of our total shares outstanding at that time. We believe that this share repurchase (and any future repurchases we may effectuate) negatively skews our burn rates and equity overhang, despite the repurchase being in the best interest of the Company and its stockholders. In April 2025, the board approved a new share repurchase program, replacing the previously authorized program, which authorizes us to repurchase up to $300.0 million of our outstanding common stock at management's discretion on the open market or through privately negotiated transactions. As of the record date of April 17, 2025, all $300.0 million remains authorized under the share repurchase program, which expires on December 31, 2026.
In addition to this share repurchase program, we began withholding common stock to cover tax liabilities on vested restricted stock units for our named executive officers. In 2024, we used $0.5 million to prevent additional share dilution from a sell-to-cover withholding method and have continued this practice in 2025. In addition to any future repurchases under our share repurchase program, we are considering expanding this practice to a broader group of employees in 2025 in order to prevent additional dilution.
Equity is Essential to Talent Acquisition and Retention
We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. Management recruitment and retention is a key to our future success and will require the use of equity awards, for example, as demonstrated by the reshaping of our executive team beginning with the appointment of Frank D. Lee as our new CEO in January 2024 and a new Chief Financial Officer, Chief Commercial Officer, Chief Business Officer, along with other executives and our employee base since then. Equity incentives are an important component of our compensation philosophy, intended to provide equity ownership opportunities and performance-based incentives to better align the recipient’s interests with those of our stockholders. We expect to need to continue to add employees to further capitalize on the success of our products, expand their indications, and develop and launch new products.
Due to the above considerations, and the fact that (i) we have approximately 0.1 million fewer shares available for grant under the 2011 Plan, and (ii) our workforce is approximately 17% larger today than it was at the time of our last share increase in 2023, our People & Compensation Committee believes this proposed share increase is reasonable and appropriate. Additionally, rising interest rates and inflation have resulted in downward pressure on equity markets that have impacted the stock prices of us, our peers, and equity markets as a whole. At this time, we expect that the new 2,500,000 shares, in conjunction with the shares currently available for grant, will be

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Executive Compensation
sufficient to cover awards to be granted over the next year. As such, the People & Compensation Committee believes it to be prudent at this point in time to request one year’s worth of shares needed before pursuing another request in 2026, rather than a larger amount to last multiple years.
Adoption of the A&R 2011 Plan
Accordingly, on March 12, 2025, our board, upon recommendation by the People & Compensation Committee, adopted, subject to stockholder approval, the A&R 2011 Plan to increase the number of shares of common stock authorized for grant under the 2011 Plan by 2,500,000 shares and to correspondingly increase the number of shares in the allowable “carve-out” pool for awards that are not subject to the one-year minimum vesting requirement, from 987,726 shares to 1,112,727 shares. If the A&R 2011 plan is approved, the number of shares of our common stock authorized for grant under the A&R 2011 Plan will be equal to up to 22,254,537, which is the sum of (i) 19,754,537 shares of common stock (consisting of the prior authorization) plus 2,500,000 new shares.
Description of the A&R 2011 Plan
The following is a brief description of the A&R 2011 Plan. A copy of our proposed A&R 2011 Plan is attached as Appendix B to this proxy statement and is incorporated herein by reference. The following description of the A&R 2011 Plan is a summary of certain important provisions and does not purport to be a complete description of the A&R 2011 Plan. Please see Appendix B for more detailed information.
NUMBER OF SHARES AVAILABLE FOR AWARDS
The number of shares of our common stock authorized for grant under the A&R 2011 Plan is equal to the sum of (i) 20,142,347 shares of common stock plus (ii) the number of shares of our common stock (up to 2,112,190 shares) that were subject to awards granted under the 2007 Plan and which expired, terminated or were otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right. Shares issuable under the A&R 2011 Plan will in no event exceed the aggregate of clauses (i) and (ii) in the preceding sentence, which is an aggregate maximum of up to 22,254,537 shares.
These numbers are subject to adjustment as described below in the event of stock splits, reverse stock splits, stock dividends, recapitalizations, share combinations or reclassifications, spin-offs, and other similar events. Shares issued under the A&R 2011 Plan may be authorized and unissued shares, or may be issued from treasury shares. Shares covered by awards (other than shares covered by Tandem SARs (as defined below)) under the A&R 2011 Plan that are terminated, surrendered, forfeited, cancelled, or otherwise expire without having been exercised or settled, or that are settled by cash or other non-share consideration, become available for issuance pursuant to a new award and will be credited back to the pool. Shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations are not available for issuance pursuant to new awards. Shares are subtracted for exercises of SARs using the proportion of the total SAR that is exercised, rather than the number of shares actually issued. Any SARs that may be settled only in cash will not be counted against the shares available under the A&R 2011 Plan. If we grant a SAR in tandem with an option for the same number of shares of common stock and provide that only one such award may be exercised, which we refer to as a Tandem SAR, only the shares covered by the option and not the Tandem SAR will be counted and the expiration of one in connection with the other’s exercise will not restore shares to the A&R 2011 Plan.
TYPES OF AWARDS
The A&R 2011 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, RSUs, and other stock-based awards, which we refer to collectively as awards.

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Incentive Stock Options and Nonstatutory Stock Options
An option is an award entitling the recipient to purchase a specified number of shares of our common stock at a specified price, which we refer to as the exercise price, and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price which is less than the fair market value of our common stock on the date of grant as determined by (or in a manner approved by) our board (or less than 110% of the fair market value in the case of incentive stock options granted to recipients holding more than 10% of the voting power of our Company), provided that if our board approves the grant of an option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the fair market value on such future date. Options may not be granted for a term in excess of 10 years (or, in excess of five years in the case of incentive stock options granted to recipients holding more than 10% of the outstanding voting power of the Company). The A&R 2011 Plan permits the following forms of payment of the exercise price of options:
(i)
payment by cash, check or in connection with a “cashless exercise” through a broker,

(ii)
subject to certain conditions, delivery of shares of our common stock to us,

(iii)
a “net exercise” with respect to nonstatutory stock option grants,

(iv)
any other lawful means, or

(v)
any combination of these forms of payment.

Stock Appreciation Rights
A stock appreciation right, or SAR, is an award entitling the recipient, upon exercise, to receive an amount of our common stock, cash, or a combination thereof (such form to be determined by our board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price of the SAR. The measurement price may not be less than 100% of the fair market value on the date the SAR is granted; provided that if our board approves the grant of a SAR effective as of a future date, the measurement price may not be less than 100% of the fair market value on such future date. SARs may be granted independently or in tandem with an option. SARs may not be granted with a term in excess of 10 years.

Restricted Stock
An award of restricted stock is an award entitling the recipient to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at the issue price or other stated formula (or to require forfeiture if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends declared and paid by us with respect to shares of restricted stock will be paid only if and when such shares become free from restrictions on transferability and forfeitability.

RSUs
An RSU is an award entitling the recipient to receive shares of our common stock or cash to be delivered at the time such award vests pursuant to the terms and conditions established by our board. A recipient will have no voting rights with respect to any RSUs unless and until shares of our common stock are issued.

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Other Stock-Based Awards
Under the A&R 2011 Plan, our board has the right to grant other awards valued in whole or in part by reference to or otherwise based upon our common stock having such terms and conditions as our board may determine. Other stock-based awards may be available as a form of payment in the settlement of other awards granted under the A&R 2011 Plan, or as payment in lieu of compensation to which a recipient is otherwise entitled and may be paid in shares of our common stock or cash, as our board determines.
TRANSFERABILITY OF AWARDS
Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option and awards that are subject to Section 409A of the Code, pursuant to a qualified domestic relations order. During the life of the recipient, awards are exercisable only by the recipient.
Except with respect to awards that are subject to Section 409A of the Code, our board may permit or provide in an award for the gratuitous transfer of the award by the recipient to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the recipient and/or an immediate family member of the recipient if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. We will not be required to recognize any such permitted transfer until such time as the permitted transferee, as a condition to the transfer, delivers to us a written instrument in form and substance satisfactory to us confirming that the transferee will be bound by all of the terms and conditions of the award.
ELIGIBILITY TO RECEIVE AWARDS
Our employees, officers, directors, consultants, and advisors are eligible to receive awards under our A&R 2011 Plan; however, incentive stock options may only be granted to our employees.
The maximum number of shares of our common stock with respect to which awards may be granted to any recipient under the A&R 2011 Plan may not exceed 650,860 shares per calendar year. For purposes of this limit, a Tandem SAR is treated as a single award.
LIMIT ON AWARDS TO DIRECTORS
Notwithstanding any provision in the A&R 2011 Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of our board who is not an employee of our Company, including any awards granted under the A&R 2011 Plan (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the our board or any committee thereof, or any award granted under the A&R 2011 Plan in lieu of any such cash retainer or meeting fee, shall not exceed $1,000,000.
MINIMUM VESTING REQUIREMENTS
Awards will be subject to a minimum vesting period of at least one year from the date of grant, except that the minimum vesting period will not apply to awards of up to an aggregate of 1,112,727 shares of our common stock. Notwithstanding the foregoing, our board may permit acceleration of vesting of awards in the event of the recipient’s death, disability, or retirement or a reorganization event.

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DIVIDEND EQUIVALENTS
An award agreement may provide recipients with the right to receive dividend equivalents. Dividend equivalents may be settled in cash, shares of our common stock or other property, as determined in the discretion of our board. No dividend equivalents may be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any option or SAR. If dividends are declared during the period that an award is outstanding, such dividend equivalents will be accumulated but remain subject to performance and/or vesting requirement(s) to the same extent as the applicable award and will be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.
PLAN BENEFITS
As of April 1, 2025, approximately 840 persons were eligible to receive awards under the A&R 2011 Plan, including approximately 825 employees and our five named executive officers, eight non-employee directors, and two consultants. The granting of awards under the A&R 2011 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.
The following table sets forth, as of April 1, 2025, the stock option awards that have been made under the 2011 Plan to the individuals indicated below:
Each Named Executive Officer	Stock Options
Frank Lee, Chief Executive Officer and Director	—
David Stack, Former Chief Executive Officer and Chairman	1,834,300
Shawn Cross, Chief Financial Officer	—
Lauren Riker, Former Interim Chief Financial Officer	210,050
Charles A. Reinhart, III, Former Chief Financial Officer	248,700
Kristen Williams, Chief Administrative Officer and Secretary	360,350
Daryl Gaugler, Executive Vice President, Commercial Operations(1)	129,800
Jonathan Slonin, Chief Medical Officer	123,937
All Current Executive Officers as a Group	2,907,137
All Current Directors Who Are Not Executive Officers as a Group	483,837
All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group	13,864,178
On April 1, 2025, the last reported sale price of our common stock at the close of business on the Nasdaq Global Select Market was $24.07 per share.
(1)
On January 16, 2025, Mr. Gaugler was named Executive Vice President, Commercial Operations, instead of his former title as Chief Operating Officer.

ADMINISTRATION
The A&R 2011 Plan is administered by our board. Our board has the authority to grant awards and adopt, amend, and repeal the administrative rules, guidelines and practices relating to the A&R 2011 Plan and to interpret the provisions of the A&R 2011 Plan and any award agreements entered into under the A&R 2011 Plan. Pursuant to the terms of the A&R 2011 Plan, our board may delegate authority under the A&R 2011 Plan to one or more committees or subcommittees of the board and may delegate the power to grant certain awards and such other authority under the A&R 2011 Plan as the board may determine to one or more of our officers. Our board has authorized our compensation committee to administer certain aspects of the A&R 2011 Plan, including the granting of options and RSUs to executive officers, and has authorized a committee of the board, consisting of our chief executive officer, to grant options and RSUs to non-executive employees, subject to limitations set by the compensation committee.
Subject to any applicable limitations contained in the A&R 2011 Plan, our compensation committee selects the recipients of awards and determines:

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•
the number of shares of our common stock covered by options and the dates upon which the options become exercisable;

•
the exercise price of options (which may not be less than 100%, or 110%, as applicable, of the fair market value of our common stock);

•
the duration of the options (which may not exceed 10 years, or five years, as applicable); and

•
the number of shares of our common stock subject to any SAR, award of restricted stock, RSU or other stock-based award and the terms and conditions of such awards, including conditions for repurchase, issue price, measurement price, repurchase price and vesting.

The board is required to make equitable adjustments to the A&R 2011 Plan and any outstanding awards to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, share combinations or reclassifications, spin-offs and other similar changes in capitalization, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend.
The A&R 2011 Plan also contains provisions addressing the consequences of any reorganization event, which is defined as (i) any merger or consolidation of Pacira with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.
REORGANIZATION EVENTS
In connection with a reorganization event, the board may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than those relating to restricted stock on such terms as the board determines:
(i)
provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof),

(ii)
upon written notice to a recipient, provide that all of the recipient’s unexercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the recipient (to the extent then exercisable) within a specified period following the date of such notice,

(iii)
provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event,

(iv)
in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation of the reorganization event a cash payment for each share surrendered in the reorganization event, which we refer to as the acquisition price, make or provide for a cash payment to recipients with respect to each award held by a recipient equal to (A) the number of shares of common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the acquisition price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award,

(v)
provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the applicable exercise, measurement or purchase price and any applicable tax withholdings), and

(vi)
any combination of the foregoing.

In taking any such actions, the board is not obligated by the A&R 2011 Plan to treat all awards, all awards held by a recipient, or all awards of the same type, identically.
Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless

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the board determines otherwise, apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, the board may provide for termination or deemed satisfaction of such repurchase or other rights in the restricted stock agreement or any other agreement between a recipient and us. Upon the occurrence of a reorganization event involving our liquidation or dissolution, unless otherwise provided for in the restricted stock agreement or any other agreement between a recipient and us, all restrictions, and conditions on all restricted stock then outstanding will automatically be deemed terminated or satisfied.
In the case of outstanding RSUs that are subject to Section 409A of the Code: (i) if the applicable RSU agreement provides that the RSUs will be settled upon a “change of control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the reorganization event constitutes such a “change of control event”, then no assumption or substitution shall be permitted and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the board may only provide for (x) acceleration of the vesting of the RSUs, (y) termination of the RSUs in exchange for an amount equal to the acquisition price over the purchase price and any applicable tax withholdings or (z) conversion of the RSUs into the right to receive liquidation proceeds if the reorganization event constitutes a “change of control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and/or such action is permitted or required by Section 409A of the Code. If the reorganization event is not a “change of control event” or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the RSUs, then the unvested RSUs will terminate immediately prior to the consummation of the reorganization event without any payment in exchange.
SUBSTITUTE AWARDS
In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our board may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate of it. Substitute awards may be granted on such terms, as our board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the A&R 2011 Plan. Substitute awards will not count against the A&R 2011 Plan’s overall share limit or any sublimit in the A&R 2011 Plan, except as may be required by the Code.
REPRICING
Except as provided for in connection with a change in our capitalization or a reorganization event, the A&R 2011 Plan provides that we may not, without stockholder approval:
•
amend any outstanding stock option or SAR granted under the A&R 2011 Plan to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share of such outstanding award;

•
cancel any outstanding option or SAR (whether or not granted under the A&R 2011 Plan) and grant in substitution therefor new awards under the A&R 2011 Plan (other than as substitute awards as described above) covering the same or a different number of shares of our common stock and having an exercise or measurement price per share lower than the then-current exercise or measurement price per share of the cancelled award;

•
cancel in exchange for cash any outstanding stock options or SARs that then have exercise or measurement prices per share above the then-current fair market value of our common stock; or take any other action that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

AUTHORIZATION OF SUB-PLANS
Our board may establish sub-plans under the A&R 2011 Plan to satisfy applicable securities, tax, or other laws of various jurisdictions.

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AMENDMENT OR TERMINATION
No award may be granted under the A&R 2011 Plan after June 10, 2035 which, assuming the A&R 2011 Plan is approved by stockholders at the Annual Meeting, will be 10 years from the date of stockholder approval, but awards previously granted may extend beyond that date. Our board may amend, suspend or terminate the A&R 2011 Plan or any portion of the plan at any time, except that stockholder approval may be required to comply with certain applicable law or stock market requirements.
Other than with respect to repricings, our board may amend, modify, or terminate any outstanding award, subject to limitations set forth in the A&R 2011 Plan. Such actions will require the approval of a recipient, unless our board determines that the action does not materially and adversely affect such recipient’s rights under the A&R 2011 Plan or the change is permitted under the A&R 2011 Plan.
U.S. Federal Income Tax Consequences
The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the A&R 2011 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.
INCENTIVE STOCK OPTIONS
A recipient will not recognize income upon the grant of an incentive stock option. Also, except as described below, a recipient will not recognize income upon exercise of an incentive stock option if the recipient has been employed by our Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the recipient exercises the option. If the recipient has not been so employed during that time, then the recipient will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the recipient to the alternative minimum tax.
A recipient will recognize income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the recipient sells the stock. If a recipient sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a recipient sells the stock prior to satisfying these waiting periods, then the recipient will have engaged in a disqualifying disposition and a portion of the profit may be ordinary income and a portion may be capital gain. The portion constituting ordinary income is equal to any excess of the value of the stock on the date the recipient exercised the option over the exercise price, and any remaining profit would constitute capital gain. This capital gain will be long-term if the recipient has held the stock for more than one year and otherwise will be short-term. If a recipient sells the stock at a loss (sales proceeds are less than the exercise price), then the recipient will not recognize ordinary income, and the loss will be a capital loss. This capital loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.
NONSTATUTORY STOCK OPTIONS
A recipient will not recognize income upon the grant of a nonstatutory stock option. A recipient will recognize compensation income upon the exercise of a nonstatutory stock option equal to any excess of the value of the stock on the day the recipient exercised the option over the exercise price. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the recipient’s basis in the stock, which generally is equal to the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the recipient has held the stock for more than one year and otherwise will be short-term.

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STOCK APPRECIATION RIGHTS
A recipient will not recognize income upon the grant of a SAR. A recipient generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of any stock received upon exercise of a SAR, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.
RESTRICTED STOCK AWARDS
A recipient will not recognize income upon the grant of restricted stock that is subject to vesting conditions unless an election under Section 83(b) of the Code is made by the recipient within 30 days of the date of grant. If a timely 83(b) election is made by the recipient, then the recipient will recognize compensation income equal to any excess of the value of the stock over any purchase price paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the difference between the sales proceeds and the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the date of grant. This capital gain or loss will be long-term if the recipient held the stock for more than one year and one day from the grant date, and otherwise will be short-term. If the stock is forfeited due to the failure to satisfy the vesting conditions, then the recipient would not receive any deduction or loss with respect to the amount included in income by reason of the Section 83(b) election.
If the recipient does not make an 83(b) election, then as the vesting conditions become satisfied, the recipient will recognize compensation income equal to any excess of the value of the stock on the vesting date over any purchase price paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the sales proceeds less the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the vesting date. Any capital gain or loss will be long-term if the recipient held the stock for more than one year from the applicable vesting date and otherwise will be short-term.
RESTRICTED STOCK UNITS
A recipient will not recognize income upon the grant of an RSU award. A recipient is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU award vests, the recipient will recognize income on the date the stock is transferred to the recipient in an amount equal to any excess of the fair market value of the stock on such date over the purchase price, if any, paid for the stock. Upon sale of the stock, the recipient will recognize capital gain or loss equal to the sales proceeds less the recipient’s tax basis in the stock, which generally is equal to the value of the stock on the date of transfer. Any capital gain or loss will be long-term if the recipient held the stock for more than one year and otherwise will be short-term.
OTHER STOCK-BASED AWARDS
The tax consequences associated with any other stock-based award granted under the A&R 2011 Plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the recipient under the award and the recipient’s holding period and tax basis for the award or underlying common stock.
TAX CONSEQUENCES TO US
We generally will be entitled to an equivalent deduction to the extent that a recipient recognizes compensation income. Any such deduction may be subject to limitations under the Code, including Section 162(m).

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EQUITY COMPENSATION PLAN INFORMATION
We currently have three equity compensation plans under which shares are currently authorized for issuance: our 2011 Plan, our Amended and Restated 2014 Employee Stock Purchase Plan (the “2014 ESPP”) and our Amended and Restated 2014 Inducement Plan (the “2014 Inducement Plan”). The following table provides information regarding securities authorized for issuance as of December 31, 2024 under our equity compensation plans:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted- Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders:
2011 Plan	8,228,014(1)	$45.65(1)	2,072,314(3)
2014 ESPP	—	—	314,929
Equity compensation plans not approved by stockholders:
2014 Inducement Plan(4)	1,387,332(2)	$22.17(2)	125,107(3)
Total	9,615,346	$42.95(1)	2,512,350(3)

(1)
Includes 5,844,006 shares subject to outstanding stock options and 2,384,008 shares subject to unvested RSUs. The weighted-average exercise price for the 2011 Plan only relates to the outstanding stock options.

(2)
Includes 1,001,612 shares subject to outstanding stock options and 385,720 shares subject to unvested RSUs. The weighted-average exercise price for the 2014 Inducement Plan only relates to the outstanding stock options.

(3)
Awards issuable under the 2011 Plan and the 2014 Inducement Plan include stock options, SARs, restricted stock, RSUs and other stock-based awards.

(4)
The material terms of the 2014 Inducement Plan are substantially similar to the 2011 Plan.

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STOCK OWNERSHIP INFORMATION

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

STOCK OWNERSHIP INFORMATION
Stock Ownership Information
Principal Stockholders
The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the beneficial ownership of our common stock as of April 17, 2025 (except where otherwise noted), by:
•
each of our directors;

•
each of our named executive officers;

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the vesting of RSUs, or the exercise of stock options that are immediately exercisable or exercisable, in each case, within 60 days of April 17, 2025. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Percentage ownership calculations for beneficial ownership are based on 46,290,830 outstanding shares of our common stock at the close of business on April 17, 2025. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of:
Pacira BioSciences, Inc.
2000 Sierra Point Parkway
Suite 900
Brisbane, California 94005
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock issuable upon the vesting of RSUs, or subject to options held by that person that are currently exercisable or exercisable, in each case, within 60 days of April 17, 2025 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). These numbers are rounded to the nearest whole share.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% STOCKHOLDERS
BlackRock, Inc.(1) 50 Hudson Yards New York, New York 10001	8,113,714	17.5%
The Vanguard Group(2) 100 Vanguard Boulevard, Malvern, Pennsylvania 19355	5,098,424	11.0%

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STOCK OWNERSHIP INFORMATION
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
DIRECTORS
Marcelo Bigal(3)	39,528	*
Laura Brege(4)	89,353	*
Abraham Ceesay(5)	34,616	*
Christopher Christie(6)	107,726	*
Mark Froimson(7)	84,729	*
Mark Kronenfeld(8)	96,703	*
Frank D. Lee(9)	243,739	*
Michael Yang(10)	36,616	*
Alethia Young(11)	34,616	*
NAMED EXECUTIVE OFFICERS
Shawn Cross	—	*
Kristen Williams(12)	118,588	*
Daryl Gaugler(13)	132,148	*
Jonathan Slonin(14)	134,259	*
David Stack(15)	1,426,631	3.1%
Charles A. Reinhart, III(16)	272,921	*
Lauren Riker(17)	123,215	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (17 PERSONS)	2,975,389(18)	6.4%

*
Less than 1%

(1)
This information is derived exclusively from a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 19, 2024, reporting on beneficial ownership as of December 31, 2023.

(2)
This information is derived exclusively from a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, reporting on beneficial ownership as of December 29, 2023.

(3)
Includes 29,386 shares of common stock issuable upon exercise of stock options and 5,230 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(4)
Includes 71,801 shares of common stock issuable upon exercise of stock options and 5,230 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(5)
Includes 29,386 shares of common stock issuable upon exercise of stock options and 5,230 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(6)
Includes 97,235 shares of common stock issuable upon exercise of stock options and 5,230 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(7)
Includes 70,526 shares of common stock issuable upon exercise of stock options and 5,230 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(8)
Includes 71,801 shares of common stock issuable upon exercise of stock options and 5,230 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(9)
Includes 216,410 shares of common stock issuable upon exercise of stock options that are exercisable/vesting within 60 days of April 17, 2025.

(10)
Includes 29,386 shares of common stock issuable upon exercise of stock options and 5,230 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(11)
Includes 29,386 shares of common stock issuable upon exercise of stock options and 5,230 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(12)
Includes 98,050 shares of common stock issuable upon exercise of stock options and 20,583 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(13)
Includes 99,855 shares of common stock issuable upon exercise of stock options and 20,800 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(14)
Includes 94,489 shares of common stock issuable upon exercise of stock options and 20,201 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(15)
Mr. Stack served as our Chief Executive Officer and Chairman through January 1, 2024. The information reflected in the table above and in this footnote is as of June 14, 2023, based on Mr. Stack’s most recent Form 4, filed with the SEC on June 16, 2023, as updated for the vesting of previously-issued stock options and RSUs in accordance with the Retirement Agreement and includes: (i) 97,273 shares of common stock held indirectly by Three Colleens Investment, LLC; (ii) 18,596 shares of common stock held indirectly by Stack Schroon Mohawk FLP; (iii) 315 shares of common stock held indirectly by LCK Investment LLC; and (iv) 1,171,379 shares of common stock issuable upon exercise of stock options and 18,000 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

Mr. Stack is the general partner of Stack Schroon Mohawk FLP. Mr. Stack and his wife are the owners of each of Three Colleens Investment, LLC and LCK Investment LLC.

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STOCK OWNERSHIP INFORMATION
(16)
Mr. Reinhart served as our Chief Financial Officer through September 30, 2024. The information reflected in the table above and in this footnote is as of June 12, 2024, based on Mr. Reinhart’s most recent Form 4, filed with the SEC on June 13, 2024, as updated for the vesting of previously-issued stock options and RSUs in accordance with the terms of his departure and includes 232,480 shares of common stock issuable upon exercise of stock options within 60 days of April 17, 2025.

(17)
Ms. Riker served as our interim Chief Financial Officer from October 1, 2024 through October 20, 2024. Includes 108,281 shares of common stock issuable upon exercise of stock options and 9,952 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

(18)
Includes 2,449,581 shares of common stock issuable upon exercise of stock options and 131,331 shares of common stock issuable upon the vesting of RSUs that are exercisable/vesting within 60 days of April 17, 2025.

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Information about the Annual Meeting and Voting

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

Information about the Annual Meeting and Voting
Information about the Annual Meeting and Voting
When June 10, 2025 1:30 PM Eastern Daylight Time	Where In Person: Pacira Offices 5 Sylvan Way, Suite 300 Parsippany, NJ 07054 Virtually: Via live webcast online at www.cesonlineservices.com/pcrx25_vm	Record Date April 17, 2025
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board with respect to each of the matters set forth in the accompanying notice of the Annual Meeting.

Purpose of the Annual Meeting and Board Voting Recommendations
At the Annual Meeting, our stockholders will consider and vote on the following matters:
Proposal		Board Recommendations	For More Information, See Page
1	Election of three Class II directors to our board of directors to serve until the 2028 annual meeting of stockholders	FOR each nominee	16
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	42
3	Approval, on an advisory basis, of the compensation of our named executive officers	FOR	50
4	Advisory vote to approve the frequency of future advisory votes to approve the compensation of our named executive officers	1-YEAR	96
5	Approval of our Amended and Restated 2011 Stock Incentive Plan	FOR	97
	Transact any other business properly brought before the Annual Meeting
As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than Proposals 1 through 5, noted above.
These proxy materials relate to the board’s solicitation of your proxy for use at our Annual Meeting to be held in-person and virtually on June 10, 2025. The following questions and answers provide guidance on how to vote your shares.

Why am I receiving these proxy materials?
The board is soliciting proxies for our Annual Meeting. You are receiving these proxy materials because you owned shares of our common stock as of the close of business on April 17, 2025 (the “record date”).

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Under the rules of the SEC, we are furnishing proxy materials to our stockholders over the Internet, rather than mailing printed copies. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials, unless you request one as instructed in the Notice. Instead, the Notice will instruct you as to how you may access and review the proxy materials on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting.

What is a proxy?
A proxy is your legal designation of another person to vote the shares you own. The person you designate is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By submitting your proxy (either by voting electronically on the Internet or by telephone according to the instructions contained in the enclosed proxy card or voting instruction form or by signing and returning a proxy card or voting instruction form), you authorize Frank D. Lee, our Chief Executive Officer, and Shawn Cross, our Chief Financial Officer to represent you and vote your shares at the Annual Meeting in accordance with your instructions. They also may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.

Who is entitled to vote at the Annual Meeting?
The record date for the Annual Meeting is April 17, 2025. Only stockholders of record as of the close of business on the record date are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the record date, there were 46,290,830 shares of common stock outstanding and entitled to vote.

Who can attend the Annual Meeting?
Only stockholders of record at the close of business on the record date of April 17, 2025 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of the close of business on April 17, 2025, there were 46,290,830 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. There is no cumulative voting, nor does Pacira have non-voting preference shares, non-voting shares without preference, multiple voting rights shares, priority shares, golden shares, voting rights ceilings, or other similar voting right restrictions.

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Information about the Annual Meeting and Voting

What is the difference between being a “Stockholder of Record” and being a beneficial owner of shares held in “Street Name”?
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered a “stockholder of record” of those shares. In this case, the Notice has been sent to you directly by us.

If your shares are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, the Notice has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

How do I vote?
	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
REGISTERED HOLDERS	www.cesvote.com	1-888-693-8683 (toll-free)	Scan the QR code	Return a properly executed proxy card
In-person or virtually at www.cesonlineservices.com/pcrx25_vm. However, we strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided in your Notice or proxy card, even if you plan to attend the Annual Meeting in-person or virtually.
Please note that in order to attend and vote at the Annual Meeting virtually, you must have pre-registered for the meeting no later than June 9, 2025 at 1:30 p.m., Eastern Daylight Time. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the Annual Meeting.

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	Internet	Telephone	Mobile Device	Mail	At the Annual Meeting
BENEFICIAL OWNERS (HOLDERS IN STREET NAME)	www.proxyvote.com	1-800-454-8683 (toll-free)	Scan the QR code	Return a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank, trustee, or other nominee makes available
In person or virtually at www.cesonlineservices.com/pcrx25_vm. However, we strongly encourage you to vote online, by telephone or by mail prior to the Annual Meeting by following the instructions provided in your Notice or voting instruction form, even if you plan to attend the Annual Meeting in-person or virtually.
Since you are not a stockholder of record, you may not vote your shares at the Annual Meeting, whether you attend in-person or virtually, without obtaining a legal proxy from your broker, bank, trustee or other nominee or custodian. Please also note that in order to attend and vote at the Annual Meeting virtually, you must have pre-registered for the meeting no later than June 9, 2025 at 1:30 p.m., Eastern Daylight Time. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the Annual Meeting.

DEADLINE
To vote prior to the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Daylight Time on June 9, 2025, if you are a registered holder If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee.

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Information about the Annual Meeting and Voting
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If you are a stockholder of record and the Notice was sent to you directly by us, you can vote your shares over the Internet or telephone by following the instructions in the Notice or, if you requested printed copies of our proxy materials, by Internet or telephone following the instructions on the printed proxy card you received or by mail by marking, signing, dating and mailing the printed proxy card you received in the postage-paid envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this proxy statement. The method by which you vote will not limit your right to vote at the Annual Meeting.

If you hold your shares through a broker, bank, trust or other nominee or custodian in “street name,” and the Notice was forwarded to you by your broker, bank, trustee or other nominee or custodian, you need to submit voting instructions to your broker, bank, trustee or other nominee or custodian in order to cast your vote. You may mark, sign, date and mail the accompanying voting instruction form in the postage-paid envelope provided. Your vote is revocable by following the procedures outlined in this proxy statement. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically during the Annual Meeting. If you wish to attend the Annual Meeting and vote, whether in-person or virtually, you should contact your broker, bank, trustee or other nominee or custodian to obtain a legal proxy.

If you receive hard copy materials and sign and return your proxy card without specifying choices, your shares will be voted as recommended by our board.

Telephone and Internet voting prior to the Annual Meeting for stockholders of record will be available up until 11:59 p.m. Eastern Daylight Time on June 9, 2025 and mailed proxy cards must be received prior to the start of the Annual Meeting in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization

As the Annual Meeting will be a “hybrid meeting,” stockholders will have the ability to attend the Annual Meeting either in-person or virtually. Stockholders choosing to attend virtually via the Internet will be able to access the Annual Meeting and vote and submit questions by visiting www.cesonlineservices.com/pcrx25_vm. In order to attend the Annual Meeting virtually, you will need to pre-register by 1:30 p.m., Eastern Daylight Time, on June 9, 2025.

Stockholders of Record
Stockholders of record as of the record date may register to participate in the Annual Meeting virtually by visiting the website www.cesonlineservices.com/pcrx25_vm with the control number and following the instructions on your Notice or proxy card.
After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting virtually. Verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk email folder. Registration requests must be received no later than 1:30 p.m., Eastern Daylight Time, on June 9, 2025 . You must pre-register and receive a confirmation email in order to vote and/or submit a comment or question during the Annual Meeting virtually.

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Beneficial Owners of Shares Held in Street Name
Beneficial owners must use the control number on the Notice or voting instruction form or other instructions received from their bank, broker or nominee. To pre-register to participate in the Annual Meeting virtually, visit the website www.cesonlineservices.com/pcrx25_vm with your control number and follow the instructions.
After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk email folder.
We encourage you to vote in advance of the Annual Meeting. Beneficial owners who intend to vote during the Annual Meeting, either in-person or virtually, must obtain and submit a legal proxy from their bank, broker or nominee. Most banks, brokers or nominees allow a stockholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your bank, broker or nominee. If you request a legal proxy online and do not receive an email containing your legal proxy within two business days of such request, contact your bank, broker or nominee. If you request a legal proxy by mail and do not receive it within five business days of such request, contact your bank or brokerage firm.
You may submit your legal proxy either (i) in advance of the Annual Meeting by attaching the legal proxy (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to PCRXRegister@Proxy-Agent.com or (ii) along with your voting ballot during the Annual Meeting. We must have your legal proxy in order for your vote submitted during the Annual Meeting to be valid. To avoid any technical difficulties on the day of the Annual Meeting, we encourage you to submit your legal proxy in advance in an email to PCRXRegister@Proxy-Agent.com to ensure that your vote is counted, rather than wait to upload your legal proxy during the Annual Meeting. Multiple legal proxies must be combined into one document for purposes of uploading them to the Annual Meeting website.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Can I ask questions at the Annual Meeting if I am attending virtually?
With respect to stockholders choosing to attend the Annual Meeting virtually, those who have completed the registration process in advance of the Annual Meeting may submit written comments or questions during the Annual Meeting by typing in the “Ask a Question” box and clicking the “Send” button that will be available on the virtual meeting website during the Annual Meeting.
Questions received during the Annual Meeting will be answered as the allotted Annual Meeting time permits. If we receive substantially similar questions, we will group them together and provide a single response to avoid repetition. In light of the number of business items on the Annual Meeting agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to have a question or comment addressed during the Annual Meeting will be able to do so. We also reserve the right to exclude questions that relate to personal matters or are not relevant to Annual Meeting matters, as well as to edit profanity or other inappropriate language.

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Information about the Annual Meeting and Voting

What are “broker non-votes” and how do they affect the proposals?
A broker non-vote occurs when a broker, bank, trustee or other nominee or custodian holding shares for a beneficial owner in “street name” does not vote the shares on a proposal because the broker, bank, trustee or other nominee or custodian does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” items.
If you are a stockholder whose shares are held in street name and you do not instruct your broker, bank, trustee or other nominee or custodian as to how to vote your shares on Proposals 1, 3, 4 or 5, the broker, bank, trustee or other nominee or custodian may not exercise discretion to vote for or against those proposals because each of these proposals is considered “non-routine” under applicable rules. With respect to Proposal 2, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, the broker, bank, trustee or other nominee or custodian may exercise its discretion to vote for or against that proposal in the absence of your instruction. Broker non-votes are not counted as votes in favor of or against any proposal. Therefore, we encourage you to instruct your broker, bank, or other nominee to vote your shares by executing and returning the enclosed voting instruction form or by voting via the Internet or by telephone by following the instructions provided on the enclosed voting instruction form.
To the extent broker non-votes arise in the circumstances noted above where a broker exercises discretionary authority with respect to Proposal 2, such broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast or present in person or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors (Proposal 1) or on Proposals 3, 4 or 5.

What constitutes a quorum at the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. Our Bylaws provide that a quorum will exist if stockholders holding a majority in voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Annual Meeting are present at the Annual Meeting in person, present by means of remote communication or by proxy. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

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What votes are required to elect directors and to approve the proposals in this proxy statement and what is the board’s recommendation?
Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions or Withhold Votes	Effect of Broker Non-Votes(1)
1 Election of Directors	FOR or WITHHOLD (for each nominee for director) The board recommends a vote “FOR” each of the three nominees for director.
To be elected, director nominees must receive a majority of the votes cast by the stockholders entitled to vote on the election of directors (the number of shares voted “FOR” a director’s election exceeds the number of shares voted “WITHHOLD” his or her election). Cumulative voting is not permitted. See “Corporate Governance and Board Matters—Board Amends Our Bylaws to Adopt a Majority Voting Standard in Uncontested Elections” regarding director nominees who receive a greater number of votes “WITHHOLD” than votes “FOR” their election.
			Abstentions have no effect—not counted as a vote. Withhold votes are counted as votes cast and have the effect of voting against the election of the applicable director nominee	No effect—broker discretionary voting is not permitted.
2 Ratification of Appointment of Auditor	FOR, AGAINST, or ABSTAIN The board recommends a vote “FOR” the ratification of the appointment of KPMG LLP.
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present (in person or virtually) or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” the proposal is required.
			No effect—not counted as a vote.	No effect.

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Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions or Withhold Votes	Effect of Broker Non-Votes(1)
3 Say-on-Pay	FOR, AGAINST, or ABSTAIN The board recommends a vote “FOR” the Say-on-Pay vote.
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present (in person or virtually) or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” the proposal is required.
			No effect—not counted as a vote.	No effect—broker discretionary voting is not permitted.
4 Frequency of Say on Pay	1-YEAR, 2-YEARS, 3-YEARS, or ABSTAIN The board recommends a vote for a “1-YEAR” for the frequency of Say-on-Pay vote.
Shareholders are not being asked to approve or disapprove of the board’s recommendation of an advisory vote on executive compensation every year, but rather to indicate their own choice among the frequency options for an advisory vote on executive compensation of every one year, every two years, or every three years.
The voting frequency option that receives the highest number of votes cast by the holders of shares of common stock present (in person or virtually) or represented by proxy and entitled to vote on the proposal will be deemed the frequency for the advisory vote to approve executive compensation that has been approved, on an advisory basis, by stockholders.
			No effect—not counted as a vote.	No effect—broker discretionary voting is not permitted.

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Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions or Withhold Votes	Effect of Broker Non-Votes(1)
5 Approval of the A&R 2011 Plan	FOR, AGAINST, or ABSTAIN The board recommends a vote “FOR” the approval of the A&R 2011 Plan.
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present (in person or virtually) or represented by proxy at the Annual Meeting and voting “FOR” or “AGAINST” the proposal is required.
			No effect—not counted as a vote.	No effect—broker discretionary voting is not permitted.

(1)
See “What are ‘broker non-votes’ and how do they affect the proposals” above.

What can I do if I change my mind after I vote?
Stockholder of Record	Beneficial Owners of Shares Held in Street Name

If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting by:
•
submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How do I vote?” section above;

•
by voting at the Annual Meeting, either in-person or virtually by following the instructions herein; or

•
by filing a written revocation with our Secretary.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. Only the latest-dated, validly executed proxy that you submit will be counted. You may also vote at the Annual Meeting either in-person or virtually, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares, as described in the “How do I vote?” section above.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, your attendance at the Annual Meeting will not automatically revoke your proxy.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?
For shares held in your name, if you do not provide a proxy or vote your shares at the Annual Meeting, those shares will not be voted.
If you hold shares in street name (i.e., you own your shares through a bank, brokerage firm or other nominee), you are considered the beneficial owner of those shares, but not the record holder. This means that you vote by providing instructions to your broker rather than directly to Pacira. We strongly encourage all street name holders to instruct your bank, brokerage firm or other nominee to vote your shares by filling out and returning their voting instruction form. Voting your shares will help to ensure that your interests are represented at the Annual Meeting.

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What if I don’t provide voting instructions?
If you return a signed proxy card or voting instruction form without indicating your vote (and the proxy is not revoked), your shares will be voted “FOR” the election of all nominees for director recommended by the board (Proposal 1), “FOR” the ratification of the appointment of KPMG LLP (Proposal 2), “FOR” the advisory vote to approve named executive officer compensation (Proposal 3), “1-YEAR” advisory vote to approve the frequency of future advisory votes to approve compensation of our named executive officers (Proposal 4), and “FOR” the approval of our Amended and Restated 2011 Stock Incentive Plan (Proposal 5).
If your shares are held in “street name”, your broker, bank, trustee or other nominee or custodian will send you a separate package describing the procedures and options for voting your shares. You should follow the instructions provided by them. On routine matters, such as the ratification of the appointment of KPMG (Proposal 2), your broker, bank, trustee or other nominee or custodian will vote your shares for you at his or her discretion if you do not instruct them how to vote. For non-routine matters, which include all other matters to be voted upon at the Annual Meeting, your broker, bank, trustee or other nominee or custodian may not vote your shares without specific voting instructions from you.

Could other matters be decided at the Annual Meeting?
We are not aware of any other matters to be presented at the Annual Meeting other than the proposals referred to in this proxy statement. If any other matters are properly brought before the Annual Meeting, the persons named in your proxy will vote in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

How many votes do I have?
Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the Annual Meeting.

Are this proxy statement and Annual Report available on the Internet?
Yes. This proxy statement and our Annual Report are available at www.viewourmaterial.com/pcrx (registered holders) or www.proxyvote.com (beneficial owners), as well as on our website at https://investor.pacira.com/.

How will the votes be counted?
A representative of First Coast Results, Inc. will serve as our inspector of election and will tabulate and certify the votes.

Who pays for the cost to solicit proxies for the Annual Meeting?
The proxies being solicited hereby are being solicited by the board. The cost of soliciting proxies in the enclosed form will be borne by the Company. We also will request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Directors,

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Information about the Annual Meeting and Voting
director nominees and certain executive officers and employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We also have retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies for an estimated fee of $12,500, plus reimbursement of reasonable expenses. D.F. King may solicit proxies by personal interview, mail, email, telephone, facsimile, or other means.

When will the Company announce the results of the voting at the Annual Meeting?
We will announce preliminary results of voting at the Annual Meeting and will publish final results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

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ADDITIONAL INFORMATION

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

Additional Information
Additional Information
Householding
As permitted by the Securities Exchange Act of 1934, we may deliver a single copy of the Notice or the Annual Report and this proxy statement to multiple record stockholders sharing an address. This is known as “householding”. If you want to receive separate copies of the Notice, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank, trustee or other nominee or custodian record holder, or you may contact us at the below address and phone number.
Pacira BioSciences, Inc. Attention: Secretary 2000 Sierra Point Parkway Suite 900 Brisbane, California 94005 United States
(650) 242-8052
Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must submit the proposal so that it is received by us no later than December 30, 2025, unless the date of our 2026 annual meeting of stockholders is more than 30 days before or after June 10, 2026, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to:
Pacira BioSciences, Inc. Attention: Secretary 2000 Sierra Point Parkway Suite 900 Brisbane, California 94005 United States
For director nominees or stockholder proposals submitted outside of the SEC proposal rules, our Bylaws require that advance written notice in proper form for matters to be brought before an annual stockholders meeting be received by our Secretary not less than 90 days or more than 120 days before the first anniversary date of the immediately preceding annual stockholders meeting. Accordingly, notice of director nominees or stockholder proposals for the 2026 annual meeting of stockholders must be received by us between February 10, 2026 and March 12, 2026. If the date of our 2026 annual meeting of stockholders is advanced more than 20 days before, or delayed more than 60 days beyond June 10, 2026, proper notice of director nominees or stockholder proposals must be received as provided for in our Bylaws.
In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of share representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.

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Additional Information
Other Matters
Our board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
By order of the board of directors,
Chief Administrative Officer and Secretary
Brisbane, California
April 29, 2025

Availability of Form 10-K
The Company’s 2024 Annual Report on Form 10-K is available on our corporate website at investor.pacira.com or on the SEC’s website at sec.gov. If you would like a paper copy of our 2024 Annual Report on Form 10-K (excluding certain exhibits), please contact us by writing to: Corporate Secretary, Pacira BioSciences, Inc., 2000 Sierra Point Parkway, Suite 900, Brisbane, California 94005.

Pacira BioSciences, Inc. 2025 Proxy Statement | 129

Additional Information

Voluntary Electronic Delivery of Proxy Materials

HELP US REDUCE OUR ENVIRONMENTAL IMPACT	HOW TO ENROLL

We encourage our stockholders to voluntarily elect to receive future proxy and annual report materials electronically to help contribute to our ustainability efforts.
The benefits include:
•
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•
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•
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Stockholders of Record
	INTERNET	www.cesvote.com
	MOBILE DEVICE	Scan the QR code
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Beneficial Owners (Holders in Street Name)
	CONTACT	Contact your bank, broker, or other nominee

130 | investor.pacira.com

APPENDIX A

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

Appendix A
Appendix A
Reconciliation of U.S. GAAP Net INCOME (LOSS) to Adjusted EBITDA
This document contains a financial measure that does not comply with U.S. generally accepted accounting principles (GAAP), which we refer to as adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), because this non-GAAP financial measure excludes the impact of items that management believes affect comparability or underlying business trends.
This measure supplements the company’s financial results prepared in accordance with GAAP. Pacira management uses this measure to better analyze its financial results and to help make managerial decisions. In management’s opinion, this non-GAAP measure is useful to investors and other users of the Company’s financial statements by providing greater transparency into the ongoing operating performance of Pacira and its future outlook. Such a measure should not be deemed to be an alternative to GAAP requirements or a measure of liquidity for Pacira. The non-GAAP measure presented here is also unlikely to be comparable with non-GAAP disclosures released by other companies. See the table below for a reconciliation of GAAP net loss to adjusted EBITDA.
RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA (in Thousands) (Unaudited)	2024	2023
GAAP Net Income (Loss)	$(99,560)	$41,955
Interest Income	(19,689)	(11,444)
Interest Expense(1)	16,569	20,306
Income Tax Expense	36,454	19,746
Depreciation Expense	21,497	18,286
Amortization of Acquired Intangible Assets	57,288	57,288
EBITDA	12,559	146,137
Other Adjustments:
Contingent Consideration Gains, Restructuring Charges, and Other:
Changes in the Fair Value of Contingent Consideration	(4,457)	(3,424)
Restructuring Charges (2)(3)	4,388	1,109
Acquisition-Related Fees and Expenses	1,462	1,963
Loss on Lease Termination	2,165	—
Goodwill Impairment	163,243	—
Stock-Based Compensation	51,171	47,895
Former Chief Executive Officer Transition Costs	843	—
Step-up of Acquired Inventory to Fair Value	—	3,884
Gain on Early Extinguishment of Debt	(7,518)	16,926
Adjusted EBITDA	$223,856	$214,490

(1)
Includes amortization of debt discount and debt issuance costs.

(2)
In 2024, approximately $3.6 million of restructuring charges were excluded from this line item as they are included in the stock-based compensation line item.

(3)
In 2024, approximately $0.5 million of depreciation expense was excluded from this line item as it is included in the depreciation expense line item.

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APPENDIX B

2025 PROXY STATEMENT SUMMARY	CORPORATE GOVERNANCE AND BOARD MATTERS	AUDIT MATTERS	EXECUTIVE OFFICERS	EXECUTIVE COMPENSATION	STOCK OWNERSHIP INFORMATION	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	ADDITIONAL INFORMATION	APPENDIX A	APPENDIX B

Appendix B
APPENDIX B
Pacira BioSciences, Inc. Amended and Restated
2011 Stock Incentive Plan
(As approved by stockholders on           )
1.
PURPOSE

The purpose of this Amended and Restated 2011 Stock Incentive Plan (the “Plan”) of Pacira BioSciences, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) at the time of grant and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2.
ELIGIBILITY

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).
3.
ADMINISTRATION AND DELEGATION

(a)
Administration by Board of Directors

The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)
Appointment of Committees

To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

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Appendix B

(c)
Delegation to Officers

To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.
4.
STOCK AVAILABLE FOR AWARDS

(a)
Number of Shares; Share Counting

(1)
AUTHORIZED NUMBER OF SHARES

Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
(A)
20,142,347 shares of Common Stock; plus

(B)
such number of shares of Common Stock (up to 2,112,190 shares) as is equal to the number of shares of Common Stock subject to awards granted under the Company’s Second Amended and Restated 2007 Stock Option-Stock Issuance Plan (the “Existing Plan”) which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code).

Shares issued under the Plan (i) shall in no event exceed an aggregate of 22,254,537 shares of Common Stock as set forth in Section 4(a)(1)(A) and Section 4(a)(1)(B) above and (ii) may consist in whole or in part of authorized but unissued shares or treasury shares.
(2)
SHARE COUNTING

For purposes of counting the number of shares available for the grant of Awards under the Plan:
(A)
all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B)
if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant

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Appendix B
to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits listed in the first clause of this Section 4(a)(2) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and
(C)
shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.

(b)
Per-Participant Limit

Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 650,860 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR shall be treated as a single Award.

(c)
Substitute Awards

In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

(d)
Limit on Awards to Directors

Notwithstanding any provision in the Plan to the contrary, the aggregate amount of all compensation granted during any calendar year to any member of the Board who is not an employee of the Company, including any Awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any Award granted in lieu of any such cash retainer or meeting fee, shall not exceed $1,000,000.
5.
STOCK OPTIONS

(a)
General

The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and

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Appendix B
limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b)
Incentive Stock Options

An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Pacira BioSciences, Inc., any of Pacira BioSciences, Inc.’s parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code at the time of grant, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c)
Exercise Price

The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d)
Duration of Options

Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)
Exercise of Options

Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)
Payment Upon Exercise

Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1)
in cash or by check, payable to the order of the Company;

(2)
except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and

Pacira BioSciences, Inc. 2025 Proxy Statement | B-5

Appendix B
unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3)
to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)
to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5)
to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6)
by any combination of the above permitted forms of payment.

(g)
Repricing

Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9):
(1)
amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option,

(2)
cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option,

(3)
cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, or

(4)
take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

6.
STOCK APPRECIATION RIGHTS

(a)
General

The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

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Appendix B

(b)
Measurement Price

The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c)
Duration of SARs

Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)
Exercise of SARs

SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e)
Repricing

Unless such action is approved by the Company’s stockholders, the Board may not (except as permitted under Section 9):
(1)
amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR,

(2)
cancel any outstanding stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having a measurement price per share lower than the then-current exercise price per share of the cancelled stock appreciation right, cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, or

(3)
take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

7.
RESTRICTED STOCK; RESTRICTED STOCK UNITS

(a)
General

The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

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Appendix B

(b)
Terms and Conditions for All Restricted Stock Awards

The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)
Additional Provisions Relating to Restricted Stock

(1)
DIVIDENDS

Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.
(2)
STOCK CERTIFICATES

The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d)
Additional Provisions Relating to Restricted Stock Units

(1)
SETTLEMENT

Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.
(2)
VOTING RIGHTS

A Participant shall have no voting rights with respect to any Restricted Stock Units.
8.
OTHER STOCK-BASED AWARDS

(a)
General

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants

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Appendix B
(“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b)
Terms and Conditions

Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.
9.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

(a)
Changes in Capitalization

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)
Reorganization Events

(1)
DEFINITION

A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(2)
CONSEQUENCES OF A REORGANIZATION EVENT ON AWARDS OTHER THAN RESTRICTED STOCK

(A)
In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):

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Appendix B
(i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(B)
Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and/or such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C)
For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of

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Appendix B
such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(3)
CONSEQUENCES OF A REORGANIZATION EVENT ON RESTRICTED STOCK

Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
10.
GENERAL PROVISIONS APPLICABLE TO AWARDS

(a)
Transferability of Awards

Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option and Awards that are subject to Section 409A of the Code, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except with respect to Awards that are subject to Section 409A of the Code, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b)
Documentation

Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)
Board Discretion

Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

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Appendix B

(d)
Termination of Status

The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence (including for active duty military) or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)
Withholding

The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s maximum statutory withholding obligations (based on maximum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f)
Amendment of Award

Except as set forth in Sections 5(g) and 6(e) with respect to repricings, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g)
Conditions on Delivery of Stock

The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

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Appendix B

(h)
Minimum Vesting Requirements

Awards will be subject to a minimum vesting period of at least one year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply to Awards of up to an aggregate of 1,112,727 shares of Common Stock. Notwithstanding the foregoing, and subject to Section 11(f), the Board may permit acceleration of vesting of Awards in the event of the Participant’s death, disability or retirement or a Reorganization Event.

(i)
Dividend Equivalents

An Award agreement may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash, shares of Common Stock or other property, as determined in the discretion of the Board. Dividend Equivalents may have such other terms and conditions as the Board shall determine; provided, however, that no such Dividend Equivalents may be granted in tandem with, linked to, contingent upon or otherwise payable on the exercise of, any Option or SAR; and, provided further, that, if dividends are declared during the period that an Award is outstanding, such Dividend Equivalents shall be accumulated but remain subject to performance and/or vesting requirement(s) to the same extent as the applicable Award and shall be paid only at the time or times such performance and/or vesting requirement(s) are satisfied.
11.
MISCELLANEOUS

(a)
No Right to Employment or Other Status

No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)
No Rights as Stockholder

Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

(c)
Effective Date and Term of Plan

The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

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Appendix B

(d)
Amendment of Plan

The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m); and (ii) no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(e)
Authorization of Sub-Plans (including for Grants to Non-U.S. Employees)

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)
Compliance with Section 409A of the Code

Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

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Appendix B

(g)
Limitations on Liability

Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h)
Use of Proceeds from Stock

Proceeds received by the Company from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

(i)
Governing Law

The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Pacira BioSciences, Inc. 2025 Proxy Statement | B-15

c/o Corporate Election Services P. O. Box 1150Pittsburgh, PA 15230 V O T E B Y I N T E R N E TPlease have your proxy card available when you access the website www.cesvote.com and follow the simple directions that will be presented to you.V O T E B Y T E L E P H O N EPlease have your proxy card available when you call the toll-free number 1-888-693 -8683 using a touch-tone telephone and follow the simple directions that will be presented to you.V O T E B Y M A I L Please mark, sign and date your proxy card andreturn it in the postage-paid envelope providedor return it to: Corporate Election Services,P.O. Box 1150, Pittsburgh, PA 15230.IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!Control Number If submitting your proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. Pacira BioSciences, Inc.PROXY CARDThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Frank D. Lee and Shawn Cross, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Pacira BioSciences, Inc. that such stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 p.m. Eastern Daylight Time on June 10, 2025, in-person at our offices located at 5 Sylvan Way, Suite 300, Parsippany, NJ 07054 and virtually at www.cesonlineservices.com/pcrx25_vm, and any continuation, adjournment or postponement thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTIONIS MADE, THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS:“FOR ALL” OF THE NOMINEES IN PROPOSAL 1; “FOR” PROPOSAL 2, 3, AND 5; AND “1-YEAR” ON PROPOSAL 4; ANDACCORDING TO THE DIRECTION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORETHE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.SignatureDateTitle or AuthoritySignature if Held JointlyNOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.(Continued and to be marked on the other side)

Pacira BioSciences, Inc.Annual Meeting of Stockholders5 Sylvan WaySuite 300Parsippany, NJ 07054 orvirtually at www.cesonlineservices.com/pcrx25_vm June 10, 20251:30 p.m. Eastern Daylight TimeIn order to attend the Annual Meeting virtually, you will need to pre-register by 1:30 p.m., Eastern Daylight Time, on June 9, 2025. Even if you plan to attend the Annual Meeting in-person or virtually, we urge you to vote your proxy card TODAY, to ensure that your shares are represented at the Annual Meeting.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.viewourmaterial.com/pcrx.TO SUBMIT YOUR PROXY BY MAIL, DETACH ALONG THE PERFORATION,MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.Pacira BioSciences, Inc.Proxy CardThe Board of Directors recommends a vote “FOR ALL” of the following three nominees listed in Proposal 1 below.1.Election of three Class II directors to our board of directors to serve until the 2028 annual meeting of stockholders and until their successors areduly elected and qualified.Nominees:(2)Frank D. Lee(3)Alethia Young FOR ALL / / WITHHOLD ALL / / FOR ALL EXCEPT* *To withhold authority to vote for individual nominee (s), write their name (s) or number (s) on the line below.The Board of Directors recommends a vote “FOR” Proposals 2 and 3.2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.FORAGAINSTABSTAIN3. Approval, on an advisory basis, of the compensation of our named executive officers.FORAGAINSTABSTAINThe Board of Directors recommends a vote of “1-YEAR” for Proposal 4.4. Advisory vote to approve the frequency of future advisory votes to approve the compensation of our named executive officers.1-YEAR2-YEARS3-YEARSABSTAINThe Board of Directors recommends a vote “FOR” Proposal 5.5. Approval of our Amended and Restated 2011 Stock Incentive Plan.FORAGAINSTABSTAINIn their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof to the extent permitted by Rule 14a-4(c) of the Exchange Act.Continued and to be signed on the reverse side